Exhibit 10.1

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CONFIDENTIAL

REGENERON PHARMACEUTICALS, INC.	INTELLIA THERAPEUTICS, INC.
777 Old Saw Mill River Road	40 Erie St., Suite 130
Tarrytown, New York 10591	Cambridge, Massachusetts 02139

July 20, 2018

On April 11, 2016, Regeneron Pharmaceuticals, Inc. (“Regeneron”) and Intellia Therapeutics, Inc. (“Intellia”) entered into a License and Collaboration Agreement (the “Collaboration Agreement”). Under the Collaboration Agreement, the Parties agreed to collaborate to research and develop improvements to CRISPR-Cas technology and to engage in a research and development program in which they will research and develop CRISPR Products Directed to certain Targets. In addition, each Party granted to the other Party certain options to enter into a worldwide cost and profit share arrangement for the development and commercialization of certain CRISPR Products and to enter into a Co-Co Agreement related thereto. Pursuant to Section 5.3 of the Collaboration Agreement, the Parties agreed to negotiate the terms of a Form of Co-Co Agreement. Having agreed to the Form of Co-Co Agreement, the Parties desire to enter into this letter agreement (this “Letter Agreement”), as of July 20, 2018 (the “Effective Date”) regarding the Form of Co-Co Agreement. Except as explicitly stated in this Letter Agreement (excluding Exhibit A), capitalized terms used but not defined in this Letter Agreement will have the meaning ascribed to them in the Collaboration Agreement.

The Parties hereby agree that the Form of Co-Development and Co-Promotion Agreement attached hereto as Exhibit A will be the Form of Co-Co Agreement for all purposes contemplated by the Collaboration Agreement. Promptly after the Regeneron Option Exercise Notice or Intellia Option Exercise Notice, as applicable, is delivered to the other Party in accordance with Section 5.1(e)(i) or Section 5.2(c)(i) of the Collaboration Agreement, respectively, the Parties will execute a Co-Development and Co-Promotion Agreement covering the applicable Regeneron Target or Intellia Liver Target [***].

The Parties agree that, subject to the exceptions in Section 13.2 of the Collaboration Agreement, this Letter Agreement (including Exhibit A) is Confidential Information of both Parties under the Collaboration Agreement. The Parties do not intend to issue a press release announcing the execution of this Letter Agreement. Section 13.5(a) of the Collaboration Agreement, excluding the first sentence, and Sections 13.5(b) and 13.5(c) of the Collaboration Agreement, each applied mutatis mutandis, are hereby incorporated by reference into this Letter Agreement.

Each Party acknowledges that the other Party, as a publicly traded company, is legally obligated to make timely disclosures of all material events relating to its business. Therefore, the

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Parties acknowledge that either or both Parties may be obligated to file a copy of this Letter Agreement (including, for clarity, the Form of Co-Development and Co-Promotion Agreement attached hereto as Exhibit A) with the United States Securities and Exchange Commission or its equivalent (the “SEC”). The Parties agree that the form of the redacted version of this Letter Agreement (the “Redacted Letter Agreement”), which shall be mutually agreed by the Parties in good faith within [***], may be used as its filing (or submission) of this Letter Agreement to the SEC, and the Parties shall cooperate with one another and use reasonable efforts to obtain confidential treatment of confidential information (including any information that constitutes a trade secret or a sensitive commercial term), including with respect to any comments received from the SEC with respect to the proposed redactions. The Parties further agree that, following the initial filing (or submission) of the Redacted Letter Agreement, the filing Party will (i) promptly deliver to the non-filing Party any written correspondence received by the filing Party or its representatives from the SEC with respect to such confidential treatment request and promptly advise the non-filing Party of any other communications between the filing Party or its representatives with the SEC with respect to such confidential treatment request, allowing a reasonable time for the non-filing Party to review and comment; (ii) upon the written request of the non-filing Party, request an appropriate extension of the term of the confidential treatment period; and (iii) if the SEC requests any changes to the redactions set forth in the Redacted Letter Agreement, to the extent reasonably practicable, not agree to any changes to the Redacted Letter Agreement without first discussing such changes with the non-filing Party and taking the non-filing Party’s comments into consideration when deciding whether to agree to such changes. In addition, each Party will provide the other Party with an advance copy of any securities filings in which the Letter Agreement is discussed or disclosed, in each case only to the extent describing this Letter Agreement or referencing the other Party, allowing a reasonable time for the other Party to review and comment, and will reasonably consider and, to the extent permitted by a Governmental Authority, or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded), incorporate the other Party’s timely comments thereon [***].

The Parties agree that the provisions of Article 17 of the Collaboration Agreement, applied mutatis mutandis, are hereby incorporated by reference into this Letter Agreement.

[Remainder of page intentionally left blank. Signature page follows.]

2

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IN WITNESS WHEREOF, Regeneron and Intellia have caused this Letter Agreement to be executed by their duly authorized representatives as of the Effective Date.

REGENERON PHARMACEUTICALS, INC.

By	/s/ Kerry K. Reinersten, Ph.D.
	Name:	Kerry K. Reinertsen, Ph.D.
	Title:	Vice President, Strategic Alliances

INTELLIA THERAPEUTICS, INC.

By	/s/ John Leonard
	Name:	John Leonard
	Title:	Chief Executive Officer

[Signature Page to Letter Agreement re: Form of Co-Development and Co-Promotion Agreement]

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EXHIBIT A

FORM OF CO-DEVELOPMENT AND CO-PROMOTION AGREEMENT

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EXECUTION COPY

CONFIDENTIAL

FORM OF CO-DEVELOPMENT AND CO-PROMOTION AGREEMENT

By and Between

REGENERON PHARMACEUTICALS, INC.

and

INTELLIA THERAPEUTICS, INC.

[                    ] [        ], [        ]

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ARTICLE 1 DEFINITIONS		1

ARTICLE 2 AGREEMENT OVERVIEW AND COLLABORATION GOVERNANCE		23

2.1	Lead Party and Participating Party	23

2.2	Modification of the Collaboration Agreement by this Agreement, Conflicts, Drafting Principles; Incorporation by Reference	23

2.3	Committees/Management	24

2.4	Joint Steering Committee	26

2.5	Joint Development Committee	27

2.6	Joint Commercialization Committee	28

2.7	Joint Finance Committee	29

2.8	Joint Manufacturing Committee	29

2.9	[See Annex 1.]	29

2.10	Resolution of Committee Disputes	29

2.11	Alliance Management	30

ARTICLE 3 DEVELOPMENT ACTIVITIES FOR CO-FUNDING PRODUCTS		30

3.1	Development of Co-Funding Products	30

3.2	Existing Product R&D Programs and Associated Product R&D Plans	30

3.3	New Product R&D Programs and Associated Product R&D Plans	30

3.4	[See Annex 1.]	30

3.5	Transition of Patent Prosecution Responsibilities. [See Annex 1.]	30

3.6	Preparation, Updates and Approval of Global Development Plans	30

3.7	Global Development Budgets	31

3.8	[See Annex 1.]	32

ARTICLE 4 COMMERCIALIZATION OF CO-FUNDING PRODUCTS		32

4.1	Commercialization of Co-Funding Products	32

4.2	Preparation, Updates and Approval of Global Commercialization Plans	32

4.3	Global Commercialization Budget	32

4.4	Country/Region Commercialization Plans	33

4.5	Commercialization Efforts; Sharing of Commercial Information	33

4.6	Promotional Materials	34

4.7	Promotional Claims/Compliance	34

i

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4.8	Restriction on Bundling	34

4.9	Market Exclusivity Extensions	34

4.10	Post Marketing Approval Obligations	34

4.11	The Participating Party’s Co-Promotion Option in the United States	35

ARTICLE 5 CLINICAL AND REGULATORY AFFAIRS		35

5.1	Regulatory Coordination	35

5.2	Labeling	36

5.3	Regulatory Events	36

5.4	Recalls and Other Corrective Actions	37

ARTICLE 6 LICENSES		37

6.1	Intellia License to Regeneron for Regeneron Co-Funding Products	37

6.2	Regeneron License to Intellia for Regeneron Co-Funding Products	37

6.3	Regeneron License to Intellia for Intellia Co-Funding Products	38

6.4	Unblocking License	38

6.5	Intellia License to Regeneron for Intellia Co-Funding Products	38

6.6	Mutual License to Materials	38

6.7	Ex-Vivo Field	38

6.8	Restrictions on the Participating Party	38

6.9	Discussion of Additional License	38

ARTICLE 7 PERFORMANCE AND PERFORMANCE STANDARDS		38

7.1	Licenses Generally; No Implied License	38

7.2	Performance Standards	39

7.3	Third Party Agreements	40

7.4	Coordination of Third Party Intellectual Property Licensing	41

7.5	Third Party License Payments	41

7.6	Records	41

7.7	Materials for Development Plans	42

7.8	Debarment	42

7.9	No Use of Non-Controlled IP in Performance of Activities under this Agreement	42

7.10	Further Assurances and Transaction Approvals	42

7.11	[See Annex 1.]	42

7.12	[See Annex 1.]	42

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ARTICLE 8 CO-FUNDING PRODUCT MANUFACTURING		42

8.1	Non-GMP Manufacture of Co-Funding Products	42

8.2	Supply for Product R&D Program or its Equivalent	42

8.3	Supply Beyond Pre-Clinical	43

8.4	[See Annex 1.]	43

8.5	Clinical and Commercial Supply	43

8.6	Manufacturing Plans	43

8.7	Manufacturing Shortfall	43

ARTICLE 9 PAYMENTS		44

9.1	Reimbursement for Past Expenses	44

9.2	Sharing of Profits and Development Costs from Co-Funding Products	44

9.3	Adjustment to the Co-Funding Percentage for the Co-Funding Target by the Participating Party	44

9.4	Periodic Reports	44

9.5	Adjustments to FTE Rates	45

9.6	Funds Flow	45

9.7	Invoices and Documentation	46

9.8	Payment Method and Currency	46

9.9	Taxes	46

9.10	Resolution of Payment Disputes	46

9.11	Late Fee	46

9.12	Effect of Intellia Option Exercise	46

9.13	[See Annex 1.]	47

9.14	[See Annex 1.]	47

ARTICLE 10 INTELLECTUAL PROPERTY		47

10.1	Newly Created Intellectual Property	47

10.2	Prosecution and Maintenance of Patent Rights	48

10.3	Administrative Patent Proceedings	51

10.4	Third Party Infringement Suits	51

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10.5	BPCIA and Biosimilar Applications	53

10.6	Extensions and Other Protections	54

10.7	Patent Marking	54

10.8	Third Party Claims Related to Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program	54

10.9	Infringement of Third Party Patent Rights or Third Party Know-How	54

10.10	Product Trademarks	55

10.11	Use of Corporate Names	55

10.12	Third Party Rights	55

ARTICLE 11 BOOKS, RECORDS AND INSPECTIONS; AUDITS AND ADJUSTMENTS		55

11.1	Books and Records	55

11.2	Audits and Adjustments	56

11.3	GAAP	56

ARTICLE 12 REPRESENTATIONS, WARRANTIES AND COVENANTS		56

12.1	Joint Representations and Warranties	56

12.2	Additional Representations and Warranties of the Parties	56

12.3	Covenants	56

12.4	Compliance with Laws	57

12.5	Disclaimer of Warranties	57

12.6	Exclusivity	57

ARTICLE 13 CONFIDENTIALITY		58

13.1	Confidential Information	58

13.2	Exceptions	60

13.3	Injunctive Relief	60

13.4	Publications	60

13.5	Disclosures Concerning this Agreement	61

ARTICLE 14 INDEMNITY		62

14.1	Indemnity and Insurance	62

14.2	Indemnity Procedure	63

14.3	Insurance	65

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ARTICLE 15 FORCE MAJEURE		65

ARTICLE 16 TERM AND TERMINATION		65

16.1	Term	65

16.2	Termination for Insolvency	65

16.3	Termination of Co-Funding Target for which a Party is the Lead Party for Convenience	66

16.4	Termination of Co-Funding Target by the Participating Party for Convenience	66

16.5	Breach of the Agreement	67

16.6	Termination for IP Challenge	67

16.7	Termination for Suspension of Development or Commercialization	67

16.8	Effects of Termination of the Agreement where Regeneron is the Lead Party, except if the Agreement is Terminated by Intellia pursuant to Section 16.4	68

16.9	Effects of Termination of the Agreement where Regeneron is the Lead Party if the Agreement is Terminated by Intellia pursuant to Section 16.4	69

16.10	Effects of Termination of the Agreement where Intellia is the Lead Party, except if the Agreement is Terminated by Intellia pursuant to Section 16.3 or Section 16.7 or the Agreement is Terminated by Regeneron pursuant to Section 16.4	69

16.11	Effects of Termination of the Agreement where Intellia is the Lead Party if this Agreement is Terminated by Intellia pursuant to Section 16.3 or Section 16.7	70

16.12	Effects of Termination of the Agreement where Intellia is the Lead Party if this Agreement is Terminated by Regeneron pursuant to Section 16.4	70

16.13	Participating Party’s Remedies in lieu of Termination	72

16.14	Change of Control of the Participating Party	73

16.15	Survival of Obligations	73

16.16	Return of Confidential Information	74

ARTICLE 17 MISCELLANEOUS		74

17.1	Governing Law; Dispute Resolution; Submission to Jurisdiction	74

17.2	Waiver	74

17.3	Notices	74

17.4	Entire Agreement	75

17.5	Amendments	75

17.6	Interpretation	75

v

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17.7	Construction	75

17.8	Severability	75

17.9	Assignment	75

17.10	Successors and Assigns	75

17.11	Counterparts	75

17.12	Third Party Beneficiaries	75

17.13	Relationship of the Parties	75

17.14	Limitation of Damages	75

17.15	Injunctive or Other Equity Relief	75

17.16	Non-Exclusive Remedies	75

Schedules:

Schedule 1.18	Co-Funding Target
Schedule 1.102	Manufacturing Cost
Schedule 9.2	Key Terms for Aggregate [***] True-Up

Annexes:[1]

ANNEX 1	Provisions Specific to Categories of Products

[1]	NTD: To be deleted prior to execution of the Agreement for the applicable Co-Funding Target.

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FORM OF CO-DEVELOPMENT AND CO-PROMOTION AGREEMENT

THIS FORM OF CO-DEVELOPMENT AND CO-PROMOTION AGREEMENT (this “Agreement”), dated as of [                    ] [        ], [        ] (the “Effective Date”), is by and between REGENERON PHARMACEUTICALS, INC., a corporation organized under the laws of New York and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, New York 10591 (“Regeneron”), and INTELLIA THERAPEUTICS, INC., a corporation organized under the laws of Delaware and having a principal place of business at 40 Erie St., Suite 130, Cambridge, Massachusetts 02139 (“Intellia”) (with each of Regeneron and Intellia referred to herein individually as a “Party” and collectively as the “Parties”).

WHEREAS, the Parties have entered into that certain License and Collaboration Agreement, dated April 11, 2016 (the “Collaboration Agreement”), whereby the Parties agreed to collaborate to research and develop improvements to CRISPR-Cas (as defined below) technology and to engage in a research and development program in which they will research and develop CRISPR Products Directed to certain Targets (as each such term is defined below);

WHEREAS, under the terms of the Collaboration Agreement, each Party granted to the other Party certain options to enter into a worldwide cost and profit share arrangement for the development and commercialization of certain CRISPR Products;

WHEREAS, the Parties have entered into a Letter Agreement, dated July 20, 2018, whereby the Parties agreed to a Form of Co-Development and Co-Promotion Agreement (“Form of Co-Co Agreement”); and

WHEREAS, this Agreement shall govern the relationship between the Parties with respect to the worldwide cost and profit share arrangement for the development and commercialization of the applicable Co-Funding Products Directed to the applicable Co-Funding Target that is the subject of a Party’s option exercised under and in accordance with the Collaboration Agreement.

NOW, THEREFORE, in consideration for the following mutual promises and obligations, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, except as expressly set forth herein, shall have the meanings set forth below:

1.1    “Affiliate” shall have the meaning ascribed to such term in the Collaboration Agreement.

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1.2    “Anti-Corruption Laws” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.3    “Anticipated First Commercial Sale” shall mean, with respect to a Co-Funding Product, the date agreed upon in advance by the JSC as the expected date of First Commercial Sale of such Co-Funding Product in such country or Region (as applicable) of the world if specified or, otherwise, any country in the world. The JSC shall attempt to agree upon such date [***] in advance of its expected occurrence. In the event that Development timelines are accelerated such that the JSC is unable to agree on the expected date of First Commercial Sale [***] in advance of its expected occurrence, the JSC shall attempt to agree upon the Anticipated First Commercial Sale as soon as practicable after the [***].

1.4    “API” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.5    “Applicable Law” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.6    “Approval” shall mean, with respect to each Co-Funding Product, any approval, registration, license or authorization from an applicable Regulatory Authority required for the Development, Manufacture or Commercialization of such Co-Funding Product in a regulatory jurisdiction, and shall include any such approval, registration, license or authorization granted for any Marketing Approval.

1.7    “Biosimilar Application” shall mean an application or submission filed with a Regulatory Authority for Marketing Approval of a pharmaceutical or biological product claimed to be biosimilar or interchangeable to any Co-Funding Product or otherwise relying on the approval of such Co-Funding Product, including, for example, an application filed under 42 U.S.C. §262(k).

1.8     “BPCIA” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.9    “Business Day” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.10    “Caribou-Intellia License Agreement” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.11    “Change of Control” shall mean, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately

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after such merger or consolidation; (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, (i) becomes the direct or indirect beneficial owner of more than fifty percent (50%) of the combined voting power of the outstanding securities, and (ii) acquires the ability to appoint a majority of the board of directors, of such Party; or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its Affiliates’ assets.

1.12    “Claim Date” shall mean the date on which any claim or assertion covered by Section 10.9 or any Claim covered by Section 14.1 is filed or threatened in writing.

1.13    “Clinical Supply Costs” shall mean, the Manufacturing Costs for Clinical Supply Requirements, [***].

1.14    “Clinical Supply Requirements” shall mean, with respect to a Co-Funding Product, (a) the quantities of such Co-Funding Product (or placebo or comparator agent, as the case may be) required by a Party or the Parties for Development in the Field under this Agreement in connection with the Global Development Plan and (b) quantities of the Co-Funding Product that are required by a Party for submission to a Regulatory Authority, including in connection with any Registration Filing or Approval in the Field in any regulatory jurisdiction in the world or in connection with any request by such Regulatory Authority.

1.15    “Co-Funding Percentage” shall mean, with respect to the Co-Funding Target and all Co-Funding Products, the [***] share of financial investment, expenses, costs, profit and loss as between the Parties on a world-wide basis in accordance with and subject to Section 9.2 as may be modified by the Participating Party pursuant to Section 9.3.

1.16    “Co-Funding Product Invention” shall mean [***].

1.17    “Co-Funding Product” [See Annex 1.]

1.18    “Co-Funding Target” shall mean the Target that is the subject of the Exercised Option as set forth on Schedule 1.18.

1.19    “Combination Product” shall mean a Co-Funding Product incorporating or comprising at least [***] CP that is developed under this Agreement and at least [***].

1.20    “Commercialize” or “Commercialization” shall mean, with respect to a Co-Funding Product, the following activities undertaken or performed for such Co-Funding Product from and after the Option Exercise Date: [***].

1.21    “Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder, those reasonable, good faith efforts and resources to accomplish such objective, activity or decision consistent with those efforts and resources the relevant Party

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would normally use to accomplish a similar objective, activity or decision under similar circumstances, it being understood and agreed that with respect to the research, Development, Manufacture, seeking and obtaining Marketing Approval, or Commercialization of a product, such efforts and resources shall be consistent with the usual practices of such [***].

1.22    “Commercial Overhead Charge” shall mean, [***].

1.23    “Commercial Supply Costs” shall mean the Manufacturing Costs for Commercial Supply Requirements of the applicable Co-Funding Products. [***] Commercial Supply Costs shall be determined [***] Commercial Supply Costs for a Co-Funding Product shall be [***].

1.24    “Commercial Supply Requirements” shall mean, with respect to a Co-Funding Product, the quantities of such Co-Funding Product as are required to fulfill requirements for [***] in the world as approved by the JSC.

1.25    “Contract Year” shall mean the period beginning on the Effective Date and ending on December 31, 2017, and each succeeding twelve (12) month period thereafter during the Term (except that the last Contract Year shall end on the effective date of any termination or expiration of the Term).

1.26    “Control” shall mean, with respect to any Material, Confidential Information, Intellectual Property right, or trademark that a Party (a) owns such Material, Confidential Information, Intellectual Property right, or trademark, or (b) has a license or right to use to such Material, Confidential Information, Intellectual Property right, or trademark, in each case of (a) or (b), with the ability to grant to the other Party access to, or a license or a sublicense (as applicable) of such rights to such Material, Confidential Information, Intellectual Property right, or trademark on the terms and conditions set forth herein, without (i) violating the terms of any agreement with any Third Party in existence as of the Effective Date or (ii) with respect to any such Material, Confidential Information, Intellectual Property right, or trademark that Intellia (or its Affiliate) in-licenses pursuant to an in-license agreement entered into by Intellia (or its Affiliate) with a Third Party after the Effective Date, having an obligation to pay any royalties or other consideration or being subject to additional conditions that are applicable to a sublicensee under such in-license, and with respect to a Regeneron Co-Funding Product unless included pursuant to the procedures set forth in Section 7.3, as applicable, or (iii) with respect to any such Material, Confidential Information, Intellectual Property Right, or trademark that Intellia (or its Affiliate) comes to own after the Effective Date that was invented [***] or (iv) with respect to any such Material, Confidential Information, Intellectual Property right, or trademark that Regeneron (or its Affiliate) in-licenses pursuant to an in-license agreement entered into by Regeneron (or its Affiliate) with a Third Party after the Effective Date, having an obligation to pay any royalties or other consideration or being subject to additional conditions that are applicable to a sublicensee under such in-license, and with respect to an Intellia Co-Funding Product unless Intellia agrees to assume the applicable obligations under such in-licenses, as applicable, or (v) with respect to any such Material, Confidential Information, Intellectual Property Right, or trademark that Regeneron (or its Affiliate) comes to own after the Effective

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Date, [***], in each of (i), (ii), (iii),(iv) and (v), as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, license or (sub)license; provided that, for clarity, Intellia will be deemed to Control such Intellectual Property as is licensed to it under the Intellia Existing Third Party Agreements (but subject to the terms and conditions of the Intellia Existing Third Party Agreements and with respect to Regeneron Co-Funding Products as and to the extent set forth in Section 7.3(e) and 10.12 of this Agreement with respect to such Intellia Existing Third Party Agreements). Notwithstanding anything in this Agreement to the contrary, in the event of a Change of Control of a Party, a Party will be deemed not to Control any Material, Confidential Information, Intellectual Property right, or trademark that are owned or in-licensed by a Third Party described in the definition of “Change of Control” or such Third Party’s Affiliates (other than such Party or such Party’s Affiliates immediately prior to the closing of such Change of Control) (y) prior to the closing of such Change of Control, except to the extent that any such Patent Rights, Know-How or Materials were Controlled by such Party or any of its Affiliates prior to such Change of Control, or (z) after such Change of Control to the extent that such Patent Rights, Know-How or Materials are invented or created by such Third Party or its Affiliates (other than such Party or such Party’s Affiliates immediately prior to the closing of such Change of Control) after such Change of Control without using or incorporating any Patent Rights, Know-How or Materials licensed hereunder, provided that, notwithstanding the foregoing, following such Change of Control, such Party shall in all cases be deemed to Control all Patent Rights, Know-How and Materials (1) arising from the performance of activities under this Agreement or performance of activities under the Collaboration Agreement, including the Technology Collaboration, Regeneron Target Evaluation Programs, Intellia Target Evaluation Programs or Product R&D Programs on the terms as set forth in the Collaboration Agreement, or (2) that are improvements to, or derivatives of, or are otherwise based on or incorporates, any Patent Rights, Know-How or Materials Controlled by such Party or any of its Affiliates prior to such Change of Control or (3) that such Party or its Affiliates chooses to make available for the conduct of activities under this Agreement or actually uses in the conduct of activities under this Agreement.

1.27    “Converted CFP Inventions” [See Annex 1.]

1.28    “Co-Promote” or “Co-Promotion” shall mean the joint Detailing of Co-Funding Product(s) by the Parties (or their respective Affiliates) under the same trademark in the United States pursuant to the U.S. Co-Promotion Agreement.

1.29    “Country/Region Commercialization Budget” shall mean the budget(s) for a particular Contract Year developed by the Lead Party, reviewed by the JCC and JSC, and approved by the JSC for the applicable Country/Region Commercialization Plan.

1.30    “Country/Region Commercialization Plan” shall mean for a Co-Funding Product, for each Major Market Country and any other country mutually agreed to pursuant to the last sentence of this Section 1.30, [***]. Each Country/Region Commercialization Plan shall set forth, for each Co-Funding Product, the information, plans and forecasts set forth in Section 4.4. The JCC shall propose and the JSC shall approve the number of Country/Region Commercialization Plans for each Co-Funding Product and the geographic scope of each such Plan.

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1.31    “Cost of Goods Sold” shall mean, with respect to a given Quarter, the aggregate Manufacturing Costs (calculated in accordance with GAAP and Schedule 1.102) for all Co-Funding Products sold worldwide during such Quarter.

1.32    “CPI” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.33    “CPI Adjustment” shall mean the percentage increase or decrease, if any, in the CPI applicable to the applicable personnel for the [***] of the Contract Year prior to the Contract Year for which the adjustment is being made.

1.34    “CRISPR-Cas” and “CRISPR-Cas Materials” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.35    “CRISPR Product” or “CP” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.36    “Detail” shall mean, with respect to each Co-Funding Product, [***].

1.37    “Develop” or “Development” shall mean, with respect to a Co-Funding Product, the following activities undertaken or performed for such Co-Funding Product from and after the Option Exercise Date: (a) activities relating to research, pre-clinical and clinical development of such Co-Funding Product, including test method development and stability testing, assay development, toxicology, pharmacology, formulation, quality assurance/quality control development, technology transfer, statistical analysis, process development and scale-up, pharmacokinetic studies, data collection and management, clinical studies (including research to design clinical studies), regulatory affairs, project management, drug safety surveillance activities related to clinical studies, the preparation and submission of Registration Filings, but excluding activities necessary to obtain a Pricing Approval, reimbursement and/or listing on health care providers’ and payers’ formularies; and (b) any other research and development activities with respect to such Co-Funding Product, including, activities to support the discovery of biomarkers and activities to support new product formulations, delivery technologies and/or new indications, either before or after the First Commercial Sale.

1.38    “Development Costs” shall mean, with respect to a Co-Funding Product, those costs incurred by a Party for the Development of such Co-Funding Product in accordance with this Agreement and the applicable Global Development Plan [***] for the following items:

(a)	Out-of-Pocket Costs [***] under this Agreement;

(b)	Development FTE Costs;

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(c)    Clinical Supply Costs;

(d)    Out-of-Pocket Costs incurred for [***];

(e)    [***];

(f)    Out-of-Pocket Costs and Development FTE Costs incurred pursuant to Section 3.7; and

(g)    any other costs or expenses for such Co-Funding Product directly related and specifically attributable to [***] specifically identified and included in the applicable [***] or included as Development Costs under this Agreement.

[***]:

1.	[***].

2.	[***].

3.	[***].

4.	[See Annex 1.]

5.	In no event shall a Party charge the other Party more than once for the same Development Costs under this Agreement, even if such costs are of benefit to multiple Co-Funding Products.

1.39    “Development Cost Forecast” shall mean the [***].

1.40    “Development FTE Cost” shall mean, for a given period, the number of FTEs for such period multiplied by the applicable Development FTE Rate.

1.41    “Development FTE Rate” shall mean (a) for each FTE based in the US, $[***] per FTE per Contract Year, adjusted each Contract Year on January 1 (commencing on January 1, 2019) in accordance with any CPI Adjustment, and (b) for each FTE based outside the U.S., such amount as the Parties shall agree to, in writing, in the local currency in the country where such FTE is based (which shall be converted into United States Dollars in accordance with Section 9.8). [***].

1.42    “Development Payment Report” on a Co-Funding Product-by-Co-Funding Product basis, shall mean the [***] report prepared by the Lead Party in accordance with Section 9.2 which sets forth in reasonable detail, for each Co-Funding Product individually (a) the Development Costs incurred by the Parties for such [***] and (b) the [***] Development True-Up calculated in accordance with Schedule 9.2.

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1.43    “Directed to” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.44    “Exercised Option” [See Annex 1.]

1.45    “Executive Officers” shall mean the [***] of Regeneron and the [***] of Intellia, or their respective designees with equivalent decision-making authority with respect to matters under this Agreement.

1.46    “Ex-Vivo Field” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.47    “FCPA” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.48    “FDA” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.49    “Field” shall mean [***] uses of CPs for therapeutic, palliative, prophylactic, and diagnostics purposes but excluding the [***]; provided that, for clarity, the Field shall include [***]. The Field shall specifically [***].

1.50    “Field Force Cost” shall mean, for a given Co-Funding Product in the applicable country or Region, the product of (a) a percentage of the number of Lead Party’s FTEs [***] and (b) the applicable Field Force FTE Rate(s), in each case, with respect to such country or Region, as applicable. [***].

1.51    “Field Force FTE Rates” shall mean, on a country-by-country or Region-by-Region (as proposed by JCC and reviewed and approved by the JSC) basis (determined based on the location of the field force representative), a rate or rates proposed by the JCC and reviewed and approved by the JSC [***], as applicable, based upon the [***].

1.52    “Financial Dispute” shall mean any dispute related to [***].

1.53    “First Commercial Sale” shall mean, with respect to a given Co-Funding Product and a given country, the first commercial sale by or on behalf of the Lead Party or any of its Affiliates or sublicenses to a Third Party for use or consumption by the general public (including through public or private means or markets) of such Co-Funding Product in the Field in such country after Marketing Approval for commercial sale of such Co-Funding Product has been obtained in such country or where Marketing Approval in such country is not required, but where such sale is permitted to occur under, or is dependent upon, Marketing Approval for such Co-Funding Product in another major market country, such as so called “named patient sales” or any compassionate use. Sales for test marketing or clinical trial purposes shall not be construed as a First Commercial Sale.

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1.54    “FTE” shall mean a full time equivalent employee [***] employed by Party (or its Affiliate) who performs activities under a Plan, with such commitment of time and effort to constitute [***] employee performing such work on a full-time basis, which for purposes hereof shall be [***] hours per Contract Year (pro-rated for any Contract Year that is less than twelve (12) months).

1.55    “GAAP” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.56    “Gene” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.57    “Global Commercialization Budget” shall mean the budget(s) for a particular Contract Year developed by the Lead Party, reviewed by the JCC and JSC, and approved by the JSC for the applicable Global Commercialization Plan.

1.58    “Global Commercialization Plan” shall mean, with respect to a Co-Funding Product, the [***], and approved by the JSC for the worldwide Commercialization of such Co-Funding Products in the Field and shall include the following:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***];

(h)	[***]; and

(i)	[***].

1.59    “Global Development Budget” shall mean the budget(s) for a particular Calendar Year (and a non-binding budget forecast for the next [***] developed by the Lead Party, reviewed by the JDC and JSC, and approved by the JSC pursuant to Section 3.7(a) for the applicable Global Development Plan.

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1.60    “Global Development Plan” shall mean, with respect to a Co-Funding Product, the [***], reviewed by the JDC and JSC, and approved by the JSC for the worldwide Development of such Co-Funding Product, which shall include the following:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***]; and

(f)	[***].

1.61    “GLP Toxicology Study” shall mean a toxicology study, in a species that satisfies applicable requirements of a Regulatory Authority, using applicable Good Laboratory Practices (“GLP”), which meets the standard necessary for submission as part of an IND filing with the applicable Regulatory Authority.

1.62    “Good Practices” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.63    “Governmental Authority” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.64    “HSC” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.65    “ICH” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.66    “IND” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.67    “IND Acceptance” shall mean, with respect to a particular Co-Funding Product, that the particular IND for such Co-Funding Product was accepted by the FDA (or other applicable Regulatory Authority outside the United States if the IND was submitted to such Regulatory Authority outside the United States), as evidenced by no objection by the FDA (or such other applicable Regulatory Authority outside the United States) within [***] days after the date of the IND submission (or any amended submission if such amendment restarted the applicable [***] day period).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.68    “Initiation of GLP Toxicology Batch” shall mean, with respect to a particular Co-Funding Product, commencement of Manufacturing activities for an initial batch of Co-Funding Product intended to be used in a GLP Toxicology Study for such Co-Funding Product. For purposes of this paragraph, “commencement” means the start of any Manufacturing activities directly or via a Third Party manufacturer.

1.69    “Intellectual Property” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.70    “Intellia Background Patent Rights” shall mean those Patent Rights that (a) are Controlled by Intellia or any of its Affiliates (i) as of the Effective Date or (ii) during the Term [***], or (iii) during the IP Term, [***], or (iv) any (A) Patent Rights claiming priority to the Patent Rights, or (B) foreign equivalents of the Patent Rights, in each case of (A) and (B), in subclauses (i), (ii), or (iii), but in each of (i), (ii), (iii), and (iv) excluding Patent Rights to the extent within the [***], Intellia Materials Improvements, Intellia CRISPR-Cas IP, [***], Co-Funding Product Inventions (including Intellia Liver Product Inventions that become Co-Funding Product Inventions), Regeneron Materials Improvements, [***] and (b) are necessary or useful for the research, Development, Manufacturing, using, Commercialization, exploitation or selling of (i) a Co-Funding Product or (ii) CRISPR-Cas. The Intellia Background Patent Rights as of the Effective Date include those set forth on Schedule 1.47 of the Collaboration Agreement.

1.71    “Intellia Co-Funding Product” shall mean [***].

1.72    “Intellia Co-Funding Product Invention” shall mean a Co-Funding Product Invention that relates to or covers an Intellia Co-Funding Product.

1.73    “Intellia Co-Funding Target” shall mean with respect to an Intellia Co-Funding Product, [***].

1.74    “Intellia CRISPR-Cas IP” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.75    “Intellia Existing Third Party Agreements” shall mean the Caribou-Intellia License Agreement, including any amendments or restatements thereto as of the Effective Date or amendments following the Effective Date in accordance with Section 12.3, and the Invention Management Agreement under which Intellia is granted rights which are then sublicensed to Regeneron hereunder as Intellia Patent Rights, Intellia Know-How or Intellia Materials.

1.76    “Intellia Intellectual Property” shall mean the Intellia Patent Rights and the Intellia Know-How.

1.77    “Intellia Know-How” shall mean any and all Know-How that (a) is Controlled by Intellia or any of its Affiliates (i) as of the Effective Date or (ii) during the Term [***], and (b) is necessary or useful for the research, Development, Manufacturing, using Commercialization,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

exploitation or selling of (A) a Co-Funding Product or (B) CRISPR-Cas. Intellia Know-How shall include Know-How created during the Term in or related to Intellia Materials, Intellia Materials Improvements or Intellia CRISPR-Cas IP, Intellia Co-Funding Product Inventions as well as Intellia’s interests in any [***].

1.78    “Intellia Liver Product” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.79    “Intellia Liver Product Invention” shall mean (a) all Intellectual Property that is invented by or on behalf of either Party (or by the Parties jointly) in the performance of Development, Manufacture or Commercialization of any Intellia Liver Product Directed to an Intellia Liver Target for which Regeneron exercised the Exercised Option and such invention is made prior to the Option Exercise Date, in each case that solely relates to or covers one or more Intellia Liver Products or components thereof (provided any such component is specific to such Intellia Liver Product), including (i) composition of matter or other chemical structure of such Intellia Liver Product(s), (ii) a method of making or using such Intellia Liver Product(s), or (iii) any gRNAs and crRNAs for one or more Intellia Liver Products, and (b) Patent Rights within any of the foregoing Intellectual Property. For clarity, an Intellia Liver Product Invention may constitute or comprise the combination of Intellia Materials and Regeneron Materials.

1.80    “Intellia Liver Target” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.81    “Intellia Materials” shall mean Intellia’s (or its Affiliate’s) proprietary [***] that are used in the performance of this Agreement or the Collaboration Agreement or otherwise licensed to Regeneron hereunder. [***].

1.82    “Intellia Materials Improvement” shall mean (a) any Intellectual Property that is invented by or on behalf of either Party (solely or jointly with the other) under this Agreement during the Term that constitutes or comprises an improvement, enhancement or other modification to any Intellia Materials [***] including any such Intellectual Property that comprises a composition of, or any method of using or making, Intellia Materials [***], (b) any Patent Rights to the extent within the Intellectual Property in the foregoing clause (a), in each case of (a) and (b) other than Co-Funding Product Inventions, Regeneron Materials Improvements, [***], Intellia CRISPR-Cas IP or [***] and (c) any Intellectual Property or Patents Rights that are covered by the definition of Intellia Materials Improvement in the Collaboration Agreement.

1.83    “Intellia Option” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.84    “Intellia Option Exercise Notice” shall have the meaning ascribed to such term in the Collaboration Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.85    “Intellia Patent Rights” shall mean the Intellia Background Patent Rights, Patent Rights to the extent within the Intellia Co-Funding Product Inventions and Intellia’s interest in Patent Rights to the extent within the [***]. Intellia Patent Rights shall include the Patent Rights listed on Schedule 1.47 of the Collaboration Agreement as and to the extent pertaining to the Co-Funding Target and Co-Funding Products hereunder.

1.86    “Intellia Platform In-License” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.87    “Intellia Target Evaluation Program Inventions” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.88    “Invention Management Agreement” shall mean that certain Consent to Assignments, Licensing and Common Ownership and Invention Management Agreement for a Programmable DNA Restriction Enzyme for Genome Editing, by and among Dr. Emmanuelle Charpentier, The Regents of the University of California, University of Vienna, CRISPR Therapeutics AG, ERS Genomics Ltd., TRACR Hematology Ltd., Caribou Biosciences, Inc. and Intellia dated December 15, 2016, including any amendments or restatements thereto as of the Effective Date or amendments following the Effective Date.

1.89    “IP Term” [See Annex 1.]

1.90    “Joint Improvement” shall mean, in each case of the following clauses (a) and (b) [***]:

(a)    (i) any Intellectual Property that is invented by or on behalf of either Party (solely or jointly with the other) under this Agreement during the Term that constitutes or comprises a composition of, or any method of using or making, a combination of Intellia Materials and Regeneron Materials, including an improvement, enhancement or other modification to the combination of Intellia Materials and Regeneron Materials (i.e., such Intellectual Property necessarily involves both Intellia Materials and Regeneron Materials), and (ii) any Patent Rights to the extent within the Intellectual Property in the foregoing clause (i); and

(b)    (i) any improvement, enhancement or modification to any CRISPR-Cas, including any composition of, or any method of using or making, CRISPR-Cas Materials, and (ii) any Intellectual Property in and to the foregoing clause (i), in each of (i) and (ii) that is invented by or on behalf of a Party alone or jointly by or on behalf of the Parties in performance under this Agreement during the Term (“Joint CRISPR-Cas Improvements”).

1.91    “Joint Steering Committee” or “JSC” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.92    “Key Components” means, with respect to a Co-Funding Product: [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.93    “Know-How” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.94    “Lead Party” [See Annex 1.]

1.95    “Legal Dispute” shall mean any dispute related to a Party’s alleged material breach of this Agreement or the validity, breach, termination or interpretation of this Agreement, or Intellectual Property-related disputes.

1.96    “Liver Cell” shall have the meaning ascribed to such term in the Collaboration Agreement

1.97    “Liver Product” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.98    “Liver Target” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.99    “MAA Acceptance” shall mean, with respect to a particular Co-Funding Product, that the particular biologics application, new drug application, or its equivalent for such Co-Funding Product was accepted by the FDA (or other applicable Regulatory Authority outside the United States if the particular biologics application, new drug application, or its equivalent was submitted to such Regulatory Authority outside the United States).

1.100    “Major Market Country” shall mean any of the following: [***] and, with respect to any Co-Funding Product, [***].

1.101    “Manufacture” or “Manufacturing” shall mean activities directed to [***] Co-Funding Product [***], as the case may be.

1.102    “Manufacturing Cost” shall mean the fully burdened cost (without mark-up by the charging Party) of Manufacturing a Co-Funding Product [***] as calculated in accordance with Schedule 1.102.

1.103    “Manufacturing Plan” shall mean, with respect to a Co-Funding Product, the plan developed by the Lead Party, in consultation with the JMC, and reviewed and approved by the JSC as described in Section 8.6 for the Manufacture of such Co-Funding Product.

1.104    “Marketing Approval” shall mean all approvals of the applicable Regulatory Authority necessary for the marketing and sale of a Co-Funding Product in a given country (or other jurisdiction).

1.105    “Modulate” shall have the meaning ascribed to such term in the Collaboration Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.106    “Net Sales” shall mean, with respect to a Co-Funding Product, the gross amount invoiced for bona fide arms’ length sales of all units of such Co-Funding Product in the Field by or on behalf of the Lead Party or its Affiliates or sublicensees (but excluding distributors) to the first Third Party (including distributors), less the following deductions, consistently applied:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***];

(h)	[***];

(i)	[***];

(j)	[***]; and

(k)	[***].

Such amounts will be determined from the books and records of a Lead Party, its Affiliates and sublicensees, maintained in accordance with GAAP. Net Sales in currency other than United States Dollars shall be converted into United States Dollars according to the provisions of Section 9.8 of this Agreement.

Sales between the Lead Party and its Affiliates or sublicensees, for resale, shall be disregarded for purposes of calculating Net Sales. Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales but which are separately charged to and paid by Third Parties shall not be deducted from the invoice price in the calculation of Net Sales. In the case of any sale of a Co-Funding Product for consideration other than cash, such as barter or countertrade, Net Sales shall be calculated based [***].

Solely for purposes of calculating Net Sales, if the Lead Party or any of its Affiliates or sublicensees sells any Co-Funding Product in the form of a Combination Product, then [***].

1.107    “Non-Approval Trials” shall mean any surveys, registries and clinical trials, each of which are not intended to gain additional labeled indications.

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1.108    [***].

1.109    “Novartis Agreement” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.110    “Option Exercise Date” shall mean, with respect to the Exercised Option, the date the Regeneron Option Exercise Notice or Intellia Option Exercise Notice, as applicable, is delivered to the other Party in accordance with Section 5.1(e)(i) or Section 5.2(c)(i) of the Collaboration Agreement, respectively.

1.111    “Option Package” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.112    “Other Co-Funding Agreement Inventions” shall mean (a) all Intellectual Property that is invented [***].

1.113    “Other Shared Expenses” shall mean, with respect to a Co-Funding Product, those costs and expenses incurred by a Party that are specifically referred to in Sections 5.4, 7.11, 8.4, 10.2(b), 10.3(c), 10.4(c), 10.5(b), 10.9, 10.10, and 14.1(c) and other costs agreed between the Parties to be included therein, to the extent that such costs and expenses do not include any costs and expenses included in Development Costs or Shared Commercial Expenses. [***].

1.114    “Out-of-Pocket Costs” shall mean costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with GAAP) by Regeneron (or its Affiliate) or Intellia (or its Affiliate) directly in connection with the performance of its obligations under a Plan as applicable, in accordance with this Agreement and such Plan, [***].

1.115    “Participating Party” [See Annex 1.]

1.116    “Patent Application” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.117    “Patent Rights” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.118    “Patents” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.119    “Person” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.120    “Phase I Trial” shall have the meaning ascribed to such term in the Collaboration Agreement.

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1.121    “Phase II Trial” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.122    “Phase III Trial” shall mean a human clinical trial that would satisfy the requirements of 21 C.F.R. 312.21(c) (as amended or any replacement thereof), including, to the extent satisfying the foregoing requirements (a) a human clinical trial that becomes a registration trial sufficient for filing an application for a Marketing Approval for such product in the United States or (b) an equivalent clinical trial in conducted in a country other than the United States.

1.123    “Plan” shall mean any Country/Region Commercialization Plan, U.S. Commercialization Plan, Global Commercialization Plan, Global Development Plan, Manufacturing Plan or other plan approved through the Committee process relating to the Development, Manufacture or Commercialization of any Co-Funding Product under this Agreement.

1.124    “Pricing Approval” shall mean such approval, agreement, determination or governmental decision establishing prices for a [***] that can be charged to consumers and will be reimbursed by Governmental Authorities in countries where Governmental Authorities or Regulatory Authorities of such country approve or determine pricing for pharmaceutical products for reimbursement or otherwise.

1.125    “Product R&D Plan” shall mean a written plan and [***] budget associated with the discovery, research, pre-clinical Development, and Manufacture of a Regeneron Co-Funding Product as originally agreed to under the Collaboration Agreement (that was formerly referred to as a Regeneron Product under the Collaboration Agreement), which plans shall be incorporated and made a part of the Global Development Plan for the relevant Regeneron Co-Funding Product in accordance with Section 3.2.

1.126    “Product R&D Program” shall mean collectively, or individually, as applicable, the research and development program(s) to be performed under the Collaboration Agreement that was intended to discover, research, Manufacture and Develop Regeneron Co-Funding Products Directed to a Regeneron Target that is a Liver Target as originally agreed to under the Collaboration Agreement (that was formerly referred to as a Regeneron Product under the Collaboration Agreement), as set forth in the applicable Product R&D Plan(s) which program shall be incorporated and made a part of the Development for the relevant Regeneron Co-Funding Product in accordance with Section 3.2.

1.127    “Product Trademark” shall mean, with respect to each Co-Funding Product, the trademark(s) proposed by the Lead Party, reviewed by the JCC and JSC, and approved by the JSC for use on such Co-Funding Product throughout the world and/or accompanying logos, slogans, trade names, trade dress and/or other indicia of origin, in each case as selected by the Lead Party, reviewed by the JCC and JSC, and approved by the JSC.

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1.128    “Profit Payment Report” shall mean a consolidated [***] report prepared by the Lead Party (based on information reported under Section 9.4) setting forth in reasonable detail, for each Major Market Country, and in the aggregate, worldwide as a whole, [***]. If an item is included in one [***] report, in no event shall the same item be included in a subsequent [***] Report.

1.129    “Promotional Materials” shall mean, with respect to each Co-Funding Product and country in which such Co-Funding Product is or will be sold, promotional, advertising, communication and educational materials relating to such Co-Funding Product for use in connection with the marketing, promotion and sale of such Co-Funding Product in such country, and the content thereof, and shall include promotional literature, product support materials and promotional giveaways.

1.130    “Quarter” or “Quarterly” shall refer to a calendar quarter, except that the first (1st) Quarter shall commence on the Effective Date and extend to the end of the then-current calendar quarter and the last calendar quarter shall extend from the first day of such calendar quarter until the effective date of the termination or expiration of this Agreement.

1.131    “Regeneron Co-Funding Product” shall mean (a)(i) with respect to the Regeneron Target that is the subject of the Exercised Option, the Regeneron Product developed under the Collaboration Agreement that is Directed to such Regeneron Target or (ii) with respect to an Intellia Liver Target that is the subject of the Exercised Option under Section 5.1(e) of the Collaboration Agreement and for which Regeneron is designated as the Lead Party, [***].

1.132    “Regeneron Co-Funding Product Invention” shall mean [***].

1.133    “Regeneron Co-Funding Target” shall mean with respect to a Regeneron Co-Funding Product, [***].

1.134    “Regeneron Contributed IP” shall mean (a) Know-How within the Regeneron Contributed Technology and (b) Patents to the extent claiming the Know-How in clause (a), in each case of (a) and (b), that is Controlled by Regeneron or its Affiliate.

1.135    “Regeneron Contributed Technology” shall mean (a) technology that is covered under the definition of Regeneron Contributed Technology in the Collaboration Agreement and (b) technology Controlled by Regeneron or its Affiliates that Regeneron chooses to contribute under this Agreement for its or Intellia’s use in the performance of this Agreement, but excluding, for clarity, Regeneron’s interest in [***].

1.136    [***].

1.137    “Regeneron Material Relationship” shall have the meaning ascribed to such term in the Collaboration Agreement.

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1.138    “Regeneron Materials” shall mean Regeneron’s (or its Affiliate’s) proprietary [***], that are used in the performance of this Agreement or the Collaboration Agreement or otherwise included in the Regeneron Contributed Technology. [***].

1.139    “Regeneron Materials Improvement” shall mean (a) any Intellectual Property that is invented by or on behalf of either Party (solely or jointly with the other) under this Agreement during the Term that constitutes or comprises an improvement, enhancement or other modification to any Regeneron Materials [***], including any such Intellectual Property that comprises a composition of, or any method of using or making, Regeneron Materials [***], (b) any Patent Rights to the extent within the Intellectual Property in the foregoing clause (a), in each case of (a) and (b) [***].

1.140    “Regeneron Mice” shall mean Regeneron’s proprietary, genetically modified mice that are used in the performance of this Agreement or the Collaboration Agreement, and any progeny or derivatives thereof shall constitute Regeneron Materials Improvements.

1.141    “Regeneron Option” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.142    “Regeneron Option Exercise Notice” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.143    “Regeneron Product” shall mean have the meaning ascribed to such term in the Collaboration Agreement.

1.144    “Regeneron Product Inventions” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.145    [***].

1.146    “Regeneron Target” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.147    “Regeneron Target Evaluation Program Inventions” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.148    “Region” shall mean such two (2) or more countries that are grouped together for purposes of Commercialization of a particular Co-Funding Product as determined by the JCC.

1.149    “Registration Filing” shall mean the submission to the relevant Regulatory Authority of an appropriate application seeking Approval, and shall include any IND or Marketing Approval application.

1.150    “Regulatory Authority” shall mean any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity anywhere in the world with authority over the activities conducted under this Agreement or the development, manufacture, or commercialization of products.

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1.151    “Regulatory Filings” shall mean regulatory applications, submissions, dossiers, notifications, registrations, Approvals, or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary in order to Develop, Manufacture or Commercialize a Co-Funding Product in a particular country or regulatory jurisdiction.

1.152    [***].

1.153    [***].

1.154    “Reserved Ex-Vivo Field” shall mean (a) modification of cells using CRISPR-Cas where such modification is conducted ex vivo for the purpose of [***], (b) modification of HSCs using CRISPR-Cas where such modification is conducted ex vivo for the purpose of [***], and (c) modification of cells using CRISPR-Cas for use in [***].

1.155    “Shared Commercial Expenses” shall mean the sum of the following items, in each case to the extent directly attributable to [***], including a U.S. Commercialization Plan, or Global Commercialization Plan, [***], and to the extent that such items do not include any costs included in Development Costs:

(a)    [***];

(b)    [***];

(c)    Field Force Costs;

(d)    Out-of-Pocket Costs related to [***];

(e)    Out-of-Pocket Costs related to [***];

(f)    Out-of-Pocket Costs [***];

(g)    Commercial Overhead Charge;

(h)    Out-of-Pocket Costs related to [***];

(i)     [***]; and

(j)     [***].

[***].

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1.156    “Target” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.157    “Technology Collaboration Inventions” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.158    “Terminated Co-Funding Target” shall mean the Co-Funding Target for which this Agreement is terminated in accordance with Article 16.

1.159    “Terminated Co-Funding Products” shall mean all CPs that are Directed to a Terminated Co-Funding Target that were formerly Co-Funding Products.

1.160    “Third Party” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.161    “Third Party Collaboration Agreement” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.162    “Third Party License” shall mean any agreement between a Party and a Third Party pursuant to which such Third Party grants a license to such Party with respect to Intellectual Property of such Third Party that pertains to a Co-Funding Product, which shall include the Intellia Existing Third Party Agreements and New Intellia Platform Licenses.

1.163    “Third Party License Payment” shall mean any payment due to any Third Party under any Third Party License, including upfront payments, royalties, milestone payments and any other payments.

1.164    “UC Technology License” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.165    “United States” or “U.S.” shall have the meaning ascribed to such term in the Collaboration Agreement.

1.166    “U.S. Commercialization Budget” shall mean the budget(s) for a particular Contract Year developed by the Lead Party, reviewed by the JCC and JSC, and approved by the JSC for the U.S. Commercialization Plan.

1.167    “U.S. Commercialization Plan” shall mean for a Co-Funding Product, the Country/Region Commercialization Plan for the United States developed by the Lead Party in consultation with the Participating Party, reviewed by the JCC and JSC, and approved by the JSC.

1.168    “U.S. Export Control Laws” shall have the meaning ascribed to such term in the Collaboration Agreement.

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1.169    The remaining capitalized terms used in this Agreement shall have the meanings set forth in the following Sections of this Agreement:

Term	Section Reference
“Acquiring Party”	12.6(d)
“Agreement”	Preamble
“Alleged Party”	16.5(b)
“Alleging Party”	16.5(b)
“Breach Notice”	16.5(b)
“Caribou”	1.10
“Claim”	14.1(a)
“Co-Funding [***] Notice”	9.3
“Co-Promotion Exercise Note”	4.11(a)
“Committees”	2.3(b)
“Competing Program”	12.6(d)
“Confidential Information”	13.1(a)
“Consultation Party”	10.2(d)(i)
“Covered Claim”	9.3(b)
“CRISPR-Cas Materials”	1.34
“Damages”	14.1(a)
“Disclosing Party”	13.1(a)
“Effective Date”	Preamble
“Election Notice”	16.14
“Existing Permitted Change of Control CP”	12.6(c)
“Form of U.S. Co-Promotion Agreement”	4.11(c)
“Global Commercialization Budget(s)”	4.3(a)
“Global Development Budget(s)”	3.7(a)
“Healthcare Prescriber”	1.36
“Indemnified Party”	14.2(a)
“Indemnifying Party”	14.2(a)
“Intellia”	Preamble
“Intellia Indemnitees”	14.1(b)
“JCC”	2.3(b)
“JDC”	2.3(b)
“JFC”	2.3(b)
“JMC”	2.3(b)
“Joint CRISPR-Cas Improvements”	1.90(b)
“Lead Litigation Party”	10.4(b)(v)
“Marketing Guidelines”	2.6(b)(iii)
“Materials”	7.7(a)
“New Intellia Platform License”	7.3(c)
“Non-Acquiring Party”	12.6(d)(i)

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Term	Section Reference
“Participating Party Commitment Level”	4.11(a)
“Party” and “Parties”	Preamble
“Permitted Global Commercialization Plan Overage”	4.3(c)
“Permitted Global Development Plan Overage”	3.7(c)
“Product Infringement”	10.4(a)
“Profit Split”	Schedule 9.2
“Receiving Party”	13.1(a)
“Redacted Agreement”	13.5(d)
“Regeneron”	Preamble
“Regeneron Agreements”	12.2(b) (Sub-Annex 1(A))
“Regeneron Indemnitees”	14.1(a)
“Responsible Party”	10.2(d)(i)
“SEC”	13.5(d)
“Subject Claim”	9.3(b)
“Subject Litigation”	16.14
“Term”	16.1
“Third Party Acquisition”	12.6(d)
“U.S. Co-Promotion Agreement”	4.11(b)
“Working Group”	2.3(b)

ARTICLE 2

AGREEMENT OVERVIEW AND COLLABORATION GOVERNANCE

2.1    Lead Party and Participating Party. For purposes of and subject to the terms and conditions of this Agreement, the Lead Party with respect to the Co-Funding Target and all Co-Funding Products Directed to such Co-Funding Target shall have primary responsibility and decision-making authority with respect to the Development, Commercialization and Manufacturing thereof and shall have the rights and obligations allocated to it as more fully set forth in this Agreement, and the Participating Party shall have the rights and obligations allocated to it as more fully set forth in this Agreement.

2.2    Modification of the Collaboration Agreement by this Agreement, Conflicts, Drafting Principles; Incorporation by Reference.

(a)    As contemplated by Section 5.4 of the Collaboration Agreement, this Agreement supersedes the Collaboration Agreement solely with respect to the particular Co-Funding Target and Co-Funding Products, as applicable, that is the subject of this Agreement. In the event there is any conflict between the provisions of this Agreement and the provisions of the Collaboration Agreement as it relates to the Co-Funding Target or a Co-Funding Product, as applicable, this Agreement shall control. Any dispute as to whether there is a conflict between the provisions of this Agreement and the provisions of the Collaboration Agreement shall be resolved in accordance with Section 2.9 and if applicable, Section 17.1(c) of the Collaboration Agreement (which is incorporated into this Agreement in accordance with Section 17.1 of this Agreement).2

[2]	NTD: This paragraph will be included in each Co-Co Agreement, as appropriate.

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(b)    [See Annex 1.]

There are instances where certain provisions of this Agreement are identical to those provisions in the Collaboration Agreement and for purposes of brevity this Agreement incorporates by reference the applicable terms of the Collaboration Agreement. In such cases, references to the term “Agreement” within such provisions incorporated by reference shall be deemed to refer to this Agreement, and unless otherwise expressly provided in this Agreement, each of the other defined terms referenced therein shall be deemed to refer to the corresponding defined term under this Agreement (e.g., Party, Term, Contract Year) and all references to the terms “development”, “commercialization” and “manufacture” and conjugations thereof within such provisions incorporated by reference shall be deemed to refer to “Development”, “Commercialization” and “Manufacture” and conjugations thereof respectively to the extent such terms refer to the Development, Commercialization and Manufacture of the Co-Funding Products contemplated herein (as context requires).

2.3    Committees/Management.

(a)    Joint Steering Committee. The Parties have established a JSC pursuant to the Collaboration Agreement which shall also oversee the activities of the Parties under this Agreement.

(b)    Committees. In addition to the JSC, the Parties agree to establish, for the purposes specified herein, a Joint Development Committee (the “JDC”), a Joint Commercialization Committee (the “JCC”), a Joint Manufacturing Committee (“JMC”), a Joint Finance Committee (the “JFC”) and such other committees or sub-committees as the Parties deem appropriate. The other Committees shall be established by the JSC at the times determined appropriate by the JSC. It is understood that the Parties may wish to establish multiple Committees reporting to the JSC, JDC, JFC and JCC with responsibility for different Co-Funding Products. The roles and responsibilities of each Committee are set forth in this Agreement (or as may be determined by the JSC for Committees established in the future and not described herein) and may be further designated by the JSC. From time to time, each Committee may establish working groups (each, a “Working Group”) to oversee particular projects or activities, and each such Working Group shall be constituted and shall operate as the Committee which establishes the Working Group determines. The JDC, JCC, JFC, JMC and JSC, and any other committees the Parties establish pursuant to this Section 2.3, are the “Committees.”

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(c)    Decision Making. Without limiting Section 2.9, the Committees shall have the right to determine matters that are within their scope (as set forth in Section 2.2(d) of the Collaboration Agreement or Sections 2.4-2.8) or are otherwise expressly allocated to such Committee as set forth in this Agreement. The JSC shall operate by consensus. The Parties shall cause their respective representatives on a Committee to use their good faith efforts to give due consideration to the perspective of each Party’s representatives and to resolve all matters presented to them as expeditiously as possible. The representatives of each Party shall have collectively one (1) vote on behalf of such Party; provided that no such vote taken at a meeting shall be valid unless a representative of each Party is present and participating in the vote.

(d)    Membership. Each of the Committees shall be composed of an equal number of representatives appointed by each of Regeneron and Intellia. Each Party may replace its Committee members upon written notice (which may be via email) to the other Party. For clarity, Section 2.2(a) of the Collaboration Agreement shall continue to apply to the JSC.

(e)    Meetings. Each Committee shall hold meetings at such times as the Parties shall determine, but in no event less frequently than once every [***] during the Term, commencing from and after the time such Committee is established as provided herein. All Committee meetings may be conducted by telephone, video-conference or in person as determined by the Co-Chairpersons; provided, however, that each Committee shall meet in person at least once each [***]. Unless otherwise agreed by the Parties, all in-person meetings of each Committee shall be held on an alternating basis between Regeneron’s facilities and Intellia’s facilities. Other representatives of each Party or of Third Parties involved in the Development, Manufacture or Commercialization of any Co-Funding Product (under obligations of confidentiality) may be invited by the Committee co-chairs to attend meetings of the Committees as nonvoting participants. Each Party shall be responsible for all of its own expenses of participating in the Committees. Either Party’s representatives on a Committee may call a special meeting of the applicable Committee upon at least [***] Business Days’ prior written notice (which may be via email), except that emergency meetings may be called with at least [***] Business Days’ prior written notice (which may be via email). For clarity, Section 2.4(c) of the Collaboration Agreement shall apply to meetings of the JSC with respect to this Agreement, except that the JSC shall continue to meet at least once every [***], and more frequently as either Party may reasonably request, until the expiration or termination of the Term of this Agreement.

(f)    Authority. Each Party shall retain the rights, powers and discretion granted to it under this Agreement and each Committee shall have solely the powers expressly assigned to it (as set forth in Section 2.4 of the Collaboration Agreement or Section 2.4-2.8) or are otherwise expressly allocated to such Committee as set forth in this Agreement, and no Committee, including the JSC, shall have any power to amend, modify or waive compliance with this Agreement.

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2.4    Joint Steering Committee.

(a)    Additional Purpose. In addition to and without limiting the responsibility of the JSC under the Collaboration Agreement, the JSC shall have overall responsibility for the oversight of the activities of the Parties under this Agreement with respect to Co-Funding Products. The JSC shall (i) review and approve the overall strategy for an integrated worldwide Development program for each Co-Funding Product, including the Manufacture of Co-Funding Products for use in activities under the Plans and for the Commercialization of Co-Funding Products worldwide; (ii) to review the efforts of the Parties in performing their responsibilities under the Plans; and (iii) to oversee the Committees and resolve matters referred by the other Committees to the JSC for decision-making and approval as set forth in this Agreement or otherwise, and to resolve matters on which such Committees are unable to reach consensus on.

(b)    Additional Specific Responsibilities. In addition to and without limiting the duties of the JSC under the Collaboration Agreement, the JSC shall:

(i)    annually review and approve the Global Development Plan(s) (including reviewing and approving an updated Development Cost Forecast), Manufacturing Plan(s), Global Commercialization Plan(s) and Country/Region Commercialization Plan(s), including the U.S. Commercialization Plan(s), if any;

(ii)    [***], review the efforts of the Parties in performing their respective Development and Commercialization activities under the then-effective Plans;

(iii)    approve the Product Trademark;

(iv)    discuss the prospective or planned incorporation of any Intellectual Property under a Third Party License that would trigger a Third Party License Payment in connection with the Development, Commercialization or Manufacture of a Co-Funding Product;

(v)    review and discuss and agree to any proposal made by the Lead Party to license Development, Commercialization or Manufacturing rights for any Co-Funding Product to any Third Party [***];

(vi)    attempt in good faith to resolve any disputes referred to it by any of the Committees and provide a single-point of communication for seeking consensus regarding key global strategy and Plan issues;

(vii)    establish sub-committees of the JSC, as the JSC deems appropriate;

(viii)    [See Annex 1]; and

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(ix)    consider and act upon such other matters as are specifically assigned to the JSC under this Agreement or otherwise agreed by the Parties.

(c)    Information Sharing. Each Party will share information with the JSC in a timely manner concerning the progress of the Plans and, in any event, at least [***] days prior to each regular [***] meeting of the JSC, and in connection therewith, each Party will provide to the JSC a written report (in electronic form) summarizing in reasonable detail the material activities undertaken by such Party in connection with such Plans since such Party’s most recent report.

2.5    Joint Development Committee.

(a)    Composition and Purpose. The purpose of the JDC shall be (i) to advise the JSC on the strategy for the worldwide Development of each Co-Funding Product; (ii) to review and review and annual update and present to the JSC for approval the Global Development Plan(s) (and related Global Development Budget(s)); and (iii) to oversee the implementation of the Global Development Plan(s) and the Development operational aspects of the activities of the Parties with respect to Co-Funding Products as directed by the JSC. The JDC shall be composed of at least [***] of each Party; provided that the total number of representatives may be changed upon mutual agreement of the Parties (so long as each Party has an equal number of representatives).

(b)    Specific Responsibilities. In particular, the JDC shall be responsible for:

(i)    reviewing and advising the JSC on the overall global Development strategy for each Co-Funding Product developed by the Lead Party;

(ii)    review and provide input on the draft Global Development Plan(s) and related Global Development Budget(s) (including the Development Cost Forecast) prepared by the Lead Party and the implementation thereof, as described in Sections 3.6 and 3.7, and submitting material decisions with respect thereto for final approval by the JSC;

(iii)    review and provide input on [***];

(iv)    facilitating an exchange between the Parties of data, information, material and results relating to the Development of Co-Funding Products;

(v)    discussing [***];

(vi)    overseeing, and discussing the [***] in connection with the Co-Funding Products;

(vii)    [***] for Co-Funding Products conducted under the Global Development Plan(s); and

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(viii)    considering and acting upon such other matters as specifically assigned to the JDC under this Agreement or by the JSC.

2.6    Joint Commercialization Committee.

(a)    Composition and Purpose. The purpose of the JCC shall be to develop and propose to the JSC the strategy for the global Commercialization of Co-Funding Products worldwide, to oversee the implementation of the Global Commercialization Plans. The JCC shall be composed of at least [***] of each Party; provided that the total number of representatives may be changed upon mutual agreement of the Parties (so long as each Party has an equal number of representatives).

(b)    JCC Responsibilities. In particular, the JCC shall be responsible for:

(i)    reviewing and advising the JSC on the overall global Commercialization strategy for each Co-Funding Product;

(ii)    review and provide input on the draft Global Commercialization Plan(s) and related Global Commercialization Budget(s) and Country/Region Commercialization Plan(s), and related Country/Region Commercialization Budget(s), including the U.S. Commercialization Plan(s) and U.S. Commercialization Budget(s), prepared by the Lead Party, as described in Sections 4.2 and 4.3 and submitting material decisions with respect thereto for final approval by the JSC and the implementation thereof; reviewing and validating latest annual budget estimates for the current calendar year compared to the Global Commercialization Budget and Country/Region Commercialization Budgets, including the U.S. Commercialization Budgets, and submitting material decisions with respect thereto for final approval by the JSC;

(iii)    for each Co-Funding Product, [***];

(iv)    review and provide input on [***];

(v)    review and provide input on [***];

(vi)    review and provide guidance on [***];

(vii)    review and provide input on [***];

(viii)    discussing the [***];

(ix)    review and provide input on [***];

(x)    review and provide input on [***];

(xi)    [***];

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(xii)    review and provide input on [***];

(xiii)    discussing a [***]; and

(xiv)    considering and acting upon such other matters as specifically assigned to the JCC under this Agreement or by the JSC.

2.7    Joint Finance Committee. The JFC shall be responsible for accounting, financial (including planning, reporting and controls) and funds flow matters related to the profit and loss sharing relationship between the Parties with respect to Co-Product under this Agreement, and submitting material decisions with respect thereto for final approval by the JSC, including such specific responsibilities set forth in Sections 3.7(b), 4.3(c), 9.7, and 9.10 and such other responsibilities determined by the JSC or set forth in this Agreement. The JFC also shall respond to inquiries from the JDC, the JMC and the JCC, as needed.

2.8    Joint Manufacturing Committee. Working with the JSC, JDC and JCC, as appropriate, the Joint Manufacturing Committee shall be responsible for overseeing Manufacturing activities, including reviewing the Manufacturing Plan prepared by the Lead Party and any updates thereto and referring the foregoing for approval by the JSC and overseeing the specific activities set forth in Sections 8.6 and 8.7 and such other Manufacturing related activities determined by the JSC or set forth in this Agreement, [***]. For process development activities, the Joint Manufacturing Committee shall consult the appropriate expert functions of both Parties or their Affiliates as appropriate.

2.9    [See Annex 1.]

2.10    Resolution of Committee Disputes.

(a)    Committee Disputes other than the JSC. In the event there is a dispute at the level of the JDC, JFC, JMC or JCC, the Parties, through such Committee, will seek to resolve the dispute as promptly as possible, but no later than [***] days after a Party has delivered to the other Party a written request to resolve the matter, and in the event that no resolution is reached at the JDC, JFC, JMC or JCC, as applicable, such matter shall be promptly referred to the JSC.

(b)    JSC Disputes. Disputes at the JSC shall be resolved as follows:

(i)    In the event that the JSC, after a period of [***] days from the date a matter is submitted to it for decision (including if the Parties are unable to agree on a Plan (or amendment thereto), or any other matter that must be resolved by the JSC), is unable to make a decision due to a lack of required unanimity, either Party may require that the matter be submitted to the Executive Officers for a joint decision by providing written notice to the other Party formally requesting that the dispute be resolved by the Executive Officers and specifying the nature of the dispute with sufficient specificity to permit adequate consideration by such Executive Officers.

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(ii)    If the dispute is referred to the Executive Officers, then the Executive Officers shall diligently and in good faith attempt to resolve the referred dispute within [***] days after receiving such written notification or such longer period of time as the Executive Officers may agree in writing. All such referred disputes shall require a joint decision of both Parties’ Executive Officers.

(iii)    If the Executive Officers cannot resolve such dispute within such [***] days or other agreed period, such dispute will be resolved as follows:

(A)    [***];

(B)    [***];

(C)    [***].

(D)    [***].

2.11    Alliance Management. Section 2.3 of the Collaboration Agreement is hereby incorporated by reference into this Agreement, applied mutatis mutandis, except that the Alliance Managers shall continue in their role until the expiration or termination of the Term of this Agreement.

ARTICLE 3

DEVELOPMENT ACTIVITIES FOR CO-FUNDING PRODUCTS

3.1    Development of Co-Funding Products. [See Annex 1.]

3.2    Existing Product R&D Programs and Associated Product R&D Plans. [See Annex 1.]

(a)    [See Annex 1.]

(b)    [See Annex 1.]

3.3    New Product R&D Programs and Associated Product R&D Plans. [See Annex 1.]

3.4    [See Annex 1.]

3.5    Transition of Patent Prosecution Responsibilities. [See Annex 1.]

3.6    Preparation, Updates and Approval of Global Development Plans.

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(a)    With respect to each Co-Funding Product, the Lead Party in consultation with the Participating Party shall prepare, and the JDC shall review and present a Global Development Plan for approval by the JSC, and the JSC shall approve a Global Development Plan for such Co-Funding Product, within [***] months after the Option Exercise Date. [***] the Lead Party shall Develop the Co-Funding Product in accordance with the development plan previously being used by the Party developing such Co-Funding Product prior to the Option Exercise Date. An updated Global Development Plan for each Co-Funding Product will be prepared by the Lead Party in consultation with the Participating Party, reviewed by the JDC and presented by the JDC for approval by the JSC, and reviewed and approved by the JSC, at least [***] months prior to the end of each Contract Year. Each Global Development Plan will be reviewed and if necessary updated by the Lead Party (with such update reviewed by the JDC and JSC and approved by the JSC) not less frequently than once every [***] months.

(b)    [See Annex 1.]

3.7    Global Development Budgets.

(a)    Approval. Each Global Development Plan for a Co-Funding Product shall include a related Global Development Budget and each Global Development Budget shall be prepared, updated, reviewed and approved as part of the preparation, update and approval of the Global Development Plan of which such Global Development Budget is a part in accordance with this Agreement. Amendments and updates to any Global Development Budget shall not be effective without the approval of the JSC. [***].

(b)    Changes. If either Party reasonably anticipates that the costs of its conducting, or having a Third Party conduct, any activity included in a Global Development Budget will exceed the budgeted amount therefor, or if the costs of conducting such activity do exceed the amount set forth in the Global Development Budget, or if additional activities are required, such Party shall notify the JSC and request a change to the applicable Global Development Budget. The JSC shall in good faith consider all such reasonable requests to change the Global Development Budget.

(c)    Budgets and Overages. Each Party shall use Commercially Reasonable Efforts to ensure that the actual costs associated with the performance of activities allocated to it in the Global Development Plan for a Co-Funding Product for a given Contract Year do not exceed [***] of the budgeted costs allocated to such Party for such Contract Year as set forth in the budget. Costs for the performance of all activities described in the Global Development Plan that exceed the estimated allocated costs therefor as set forth in the budget by up to [***] shall be referred to herein as the “Permitted Global Development Plan Overage” and such costs shall be included as Development Costs. If either Party reasonably believes that the actual costs in relation to its Development activities in a Contract Year for a Co-Funding Product will exceed the allocated budget in the Global Development Plan (plus the Permitted Global Development Plan Overage) for all such activities during such Contract Year, such Party may request the JFC to review and for the JSC to approve such activities and the costs thereof before undertaking such excess cost. [***].

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3.8    [See Annex 1.]

ARTICLE 4

COMMERCIALIZATION OF CO-FUNDING PRODUCTS

4.1    Commercialization of Co-Funding Products. Subject to the terms of this Agreement, including Section 4.5, the Lead Party shall undertake Commercialization activities with respect to Co-Funding Products pursuant to the Global Commercialization Plans and such Commercialization activities shall be under the general direction and oversight of the JCC and JSC. Except as otherwise agreed to by the Parties or explicitly set forth in this Agreement, the JSC will assign responsibility for conducting all Commercialization activities for a Co-Funding Product to the Lead Party. The Lead Party shall use Commercially Reasonable Efforts to Commercialize Co-Funding Products in accordance with this Agreement and the applicable Plans, and each Party shall use Commercially Reasonable Efforts to carry out the Commercialization activities assigned to it in Global Commercialization Plans and Country/Region Commercialization Plans, including the U.S. Commercialization Plans, in a timely manner, and in each case shall conduct all such activities in compliance with Applicable Laws. The Lead Party shall be responsible for handling collection and receivables and recording and booking sales in each country worldwide [***].

4.2    Preparation, Updates and Approval of Global Commercialization Plans. With respect to each Co-Funding Product, a Global Commercialization Plan shall be prepared by the Lead Party in consultation with the Participating Party, and the JCC shall review and present to the JSC for approval, and the JSC shall approve a Global Commercialization Plan [***] In each Contract Year following the Contract Year in which the Global Commercialization Plan was first approved, the Global Commercialization Plan shall be updated by the Lead Party in consultation with the Participating Party and reviewed by the JCC and presented to the JSC for approval and reviewed and approved by the JSC at least [***] months prior to the end of the then current Contract Year.

4.3    Global Commercialization Budget.

(a)    Approval. Each Global Commercialization Plan for a Co-Funding Product shall include a related Global Commercialization Budget (each individually, a “Global Commercialization Budget” and collectively, the “Global Commercialization Budgets”) and each Global Commercialization Budget shall be prepared, updated, reviewed and approved as part of the preparation, update and approval of the Global Commercialization Plan of which such Global Commercialization Budget is a part in accordance with this Agreement. Amendments and updates to any Global Commercialization Budget shall not be effective without the approval of the JSC.

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(b)    Changes. If either Party reasonably anticipates that the costs of its conducting, or having a Third Party conduct, any activity included in a Global Commercialization Budget will exceed the budgeted amount therefor, or if the costs of conducting such activity do exceed the amount set forth in the Global Commercialization Budget, or if additional activities are required, such Party shall notify the JSC and request a change to the applicable Global Commercialization Budget. The JSC shall in good faith consider all such reasonable requests to change the Global Commercialization Budget.

(c)    Budgets and Overages. Each Party shall use Commercially Reasonable Efforts to ensure that the actual costs associated with the performance of activities allocated to it in the Global Commercialization Plan for a Co-Funding Product for a given Contract Year do not exceed [***] of the budgeted costs allocated to such Party for such Contract Year as set forth in the budget. Costs for the performance of all activities described in the Global Commercialization Plan that exceed the estimated allocated costs therefor as set forth in the budget by up to [***] shall be referred to herein as the “Permitted Global Commercialization Plan Overage” and such costs shall be shared by the Parties in accordance with their respective Co-Funding Percentages and included as Shared Commercial Expenses. If either Party reasonably believes that the actual costs in relation to its Commercialization activities in a Contract Year for a Co-Funding Product will exceed the allocated budget in the Global Commercialization Plan (plus the Permitted Global Commercialization Plan Overage) for all such activities during such Contract Year, such Party may request the JFC to review and for the JSC to approve such activities and the costs thereof before undertaking such excess cost. [***].

4.4    Country/Region Commercialization Plans. Each Country/Region Commercialization Plan, including each U.S. Commercialization Plan, and all updates and amendments thereto will be consistent with the Global Commercialization Plan. It is anticipated that each Country/Region Commercialization Plan for a Co-Funding Product, including each U.S. Commercialization Plan, will be prepared by the Lead Party for the Co-Funding Product in consultation with the Participating Party, reviewed by the JCC and JSC, and approved by the JSC, at least [***]. Such Country/Region Commercialization Plan, including such U.S. Commercialization Plan, for each subsequent Contract Year shall be updated by the Lead Party in consultation with the JCC, reviewed by the JCC and JSC, and approved by the JSC, at least [***] Each Country/Region Commercialization Plan, including each U.S. Commercialization Plan, with respect to each Co-Funding Product shall include [***].

4.5    Commercialization Efforts; Sharing of Commercial Information.

(a)    The Lead Party (through its Affiliates where appropriate) shall use Commercially Reasonable Efforts to Commercialize Co-Funding Products in the Field worldwide in accordance with the Global Commercialization Plans, the Marketing Guidelines and, as applicable, the Country/Region Commercialization Plan(s), including each U.S. Commercialization Plan. Without limiting the generality of the foregoing, [***] in accordance with Section 4.11, and subject to Section 4.11 (1) the Participating Party shall use Commercially Reasonable Efforts to perform the anticipated total Co-Promotion effort at the Participating Party

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Commitment Level, and (2) the Lead Party shall use Commercially Reasonable Efforts to perform the anticipated total Co-Promotion effort above the Participating Party Commitment Level, in each case, with respect to the Co-Funding Products in the Field in accordance with the approved U.S. Commercialization Plan, consistent with the Global Commercialization Plan and in accordance with all Applicable Laws.

(b)    The Lead Party will provide the Participating Party with full access to material information directly relating to the Commercialization of each Co-Funding Product in the Field, [***]. Without limiting the foregoing, beginning in the Quarter of the First Commercial Sale (i) in each Major Market Country, the Lead Party will provide the Participating Party [***], with reports of the activity within its field force in each such Major Market Country and summarizing in reasonable detail other marketing and promotional activities undertaken by the Lead Party, and (ii) with respect to the U.S., if the Participating Party exercises its rights to Co-Promote a Co-Funding Product in accordance with Section 4.11, the Participating Party will provide the Lead Party, [***], with reports of the Participating Party’s Co-Promotion activity within its field force in the United States, in each of (i) and (ii) which will include reasonable data from reports created by a Party for its internal management purposes.

4.6    Promotional Materials. The Lead Party will be responsible, [***], the Global Commercialization Plan and the Country/Region Commercialization Plans (as applicable), including the U.S. Commercialization Plans (as applicable), for the creation, preparation, production and reproduction of all Promotional Materials and for filing, as appropriate, all Promotional Materials with all Regulatory Authorities in the world. Without limiting Section 10.11, the JCC shall review and comment on [***].

4.7    Promotional Claims/Compliance. Neither Party nor any of its Affiliates shall make any medical or promotional claims for any Co-Funding Product other than as permitted by Applicable Laws. When distributing information related to any Co-Funding Product or its use (including information contained in scientific articles, reference publications and publicly available healthcare economic information), each Party and its Affiliates shall comply with all Applicable Laws and any applicable guidelines established by the pharmaceutical industry in the applicable country.

4.8    Restriction on Bundling. [***].

4.9    Market Exclusivity Extensions. [***].

4.10    Post Marketing Approval Obligations. Subject to the provisions of this Agreement, the Lead Party shall comply with any post-Approval obligations with respect to a Marketing Approval with respect to any Co-Funding Product in any country, imposed by Applicable Law, pursuant to the Approvals or required by a Regulatory Authority.

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4.11    The Participating Party’s Co-Promotion Option in the United States.

(a)    Exercise of Co-Promote Option. Subject to this Section 4.11, with respect to the Co-Funding Target and all Co-Funding Products that are Directed to such Co-Funding Target, in the event the Participating Party desires to Co-Promote a Co-Funding Product in the United States, the Participating Party shall notify the Lead Party of its decision regarding whether to Co-Promote such Co-Funding Product in the United States no later than [***] (such notification, a “Co-Promotion Exercise Notice”). If the Participating Party does not timely deliver to the Lead Party a Co-Promotion Exercise Notice by the deadline set forth above, as applicable, the Participating Party’s right to Co-Promote such Co-Funding Product in the United States shall immediately and permanently expire.

(i)    Detailing and Co-Promotion FTE Efforts. The Participating Party shall specify in its Co-Promotion Exercise Notice the [***]. In no event shall the Participating Party’s Commitment Level in Co-Promoting such Co-Funding Product in the United States [***]. Notwithstanding the Participating Party’s exercise of its option pursuant to Section 4.11, the Lead Party shall continue to be solely responsible for sales force training, unless agreed otherwise by the JSC.

(ii)    In the event the Participating Party, either directly or through or its Affiliates, is not commercializing a product in the United States at the time of the Participating Party’s election to Co-Promote a Co-Funding Product in accordance with this Section 4.11(a), the Participating Party may only exercise its election to Co-Promote such Co-Funding Product in the event the Participating Party has an existing sales force in the United States at the time of its election to Co-Promote such Co-Funding Product, [***]. On a Co-Funding Product by Co-Funding Product basis, any costs incurred by the Participating Party [***].

(iii)    [***].

(b)    Co-Promotion Agreement. The Parties shall enter into a United States Co-Funding Product Co-Promotion Agreement (“U.S. Co-Promotion Agreement”) [***] that shall set the terms and conditions of Co-Promotion. The actual Co-Promotion activities shall be included in or added to the U.S. Commercialization Plan for such Co-Funding Product, and in each case in accordance with Section 4.4.

(c)    Form of Co-Promotion Agreement. [***].

ARTICLE 5

CLINICAL AND REGULATORY AFFAIRS

5.1    Regulatory Coordination.

(a)    Subject to the terms of this Agreement, the Lead Party shall determine the appropriate regulatory strategy with respect to Co-Funding Products, in consultation with the Participating Party under the general direction and oversight of the JDC, JCC, and JSC. The Lead Party shall consult with the Participating Party in the preparation of regulatory strategies and with respect to all material regulatory actions, communications and Regulatory Filings for Co-Funding Products worldwide.

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(b)    Regulatory Filings.

(i)    The Lead Party shall be responsible for submitting and maintaining all such Regulatory Filings and shall act as the point of contact for regulatory communications with each applicable Regulatory Authority with respect to each Co-Funding Product. The Lead Party (or its designee) shall own all such regulatory materials, including all INDs and Approvals with respect to Co-Funding Products. Without limiting the foregoing, the Lead Party will be responsible for, and will use Commercially Reasonable Efforts in applying for, obtaining and maintaining the applicable Approval or other Registration Filing for each Co-Funding Product, subject to the oversight of the JSC. The Lead Party shall perform all such activities in accordance with the Plans and all Applicable Laws.

(ii)    [See Annex 1.]

(c)    [See Annex 1.]

(d)    The Parties shall establish procedures to ensure that the Parties exchange on a timely basis all necessary information to enable each Party and its licensees, as applicable, (i) to comply with its regulatory obligations in connection with the Development, Manufacture and/or Commercialization of Co-Funding Products, including filing updates or supplements with Regulatory Authorities, pharmacovigilance filings, manufacturing supplements and investigator notifications to and from Regulatory Authorities and (ii) to comply with Applicable Laws in connection with the Development, Manufacture and/or Commercialization of Co-Funding Products anywhere in the world. The Lead Party shall provide to the Participating Party prompt written notice of any Approval of a Co-Funding Product anywhere in the world.

(e)    The Lead Party shall provide the Participating Party as promptly as practicable with written notice and copies of any (i) draft and final Regulatory Filings or other filings with, (ii) submissions [***] to and (iii) material communications with, Regulatory Authorities pertaining to the Development and/or Commercialization of a Co-Funding Product under the Plans, and shall afford the Participating Party’s representatives an opportunity to review the foregoing filings, submissions and correspondence (including all annual and periodic safety reports for Co-Funding Products), [***].

5.2    Labeling. For each Co-Funding Product, [***].

5.3    Regulatory Events. Each Party shall keep the other Party informed, as soon as possible but no later than the time period set forth below after notification (or other time period specified below), of any action by, or notification or other information which it receives (directly or indirectly) from, any Regulatory Authority, Third Party or other Governmental Authority, which:

(a)    raises any material concerns regarding the safety or efficacy of any Co-Funding Product, for which the time period for informing the other Party will be no later than [***] hours; or

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(b)    is reasonably likely to lead to a recall or market withdrawal of any Co-Funding Product anywhere in the world, for which the time period for informing the other Party will be no later than [***] hours.

Information that shall be disclosed pursuant to this Section 5.3 shall include, the following matters with respect to Co-Funding Products:

(i)    Governmental Authority inspections or audits of Manufacturing, Development, distribution or other facilities;

(ii)    receipt of a complete response letter, refusal to file, warning letter or similar communications issued by a Regulatory Authority; and

(iii)    an initiation of any Regulatory Authority or other Governmental Authority investigation, detention, enforcement action, seizure or injunction.

5.4    Recalls and Other Corrective Actions. Decisions with respect to any recall, market withdrawal or other corrective action related to any Co-Funding Product shall be made by the Lead Party, and the Lead Party shall make any such decision, to the extent reasonably possible, in consultation with the Participating Party. In any event and without limiting the previous sentence, [***].

ARTICLE 6

LICENSES

6.1    Intellia License to Regeneron for Regeneron Co-Funding Products. With respect to Regeneron Co-Funding Products, Section 6.3 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), except all references to the IP Term shall be deemed to refer to the IP Term as defined in this Agreement. Notwithstanding the foregoing, Intellia reserves the rights under the licenses granted under this Section 6.1 to perform the activities designated to it under a Global Development Plan, Global Commercialization Plan, and U.S. Commercialization Plan, if applicable, and for the supply of Regeneron Co-Funding Products under Section 8.2.

6.2    Regeneron License to Intellia for Regeneron Co-Funding Products. Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide license under the Regeneron Contributed IP solely to the extent necessary for Intellia to perform the activities designated to it under the applicable Global Development Plan, Global Commercialization Plan, and U.S. Commercialization Plan, if applicable, for such Regeneron Co-Funding Products and for the supply of such Regeneron Co-Funding Products under Section 8.2. Intellia may

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sublicense the license granted under this Section 6.2 only in accordance with Section 7.2(c) and only as necessary to enable permitted subcontractors to perform such activities in accordance with Section 7.2(b).

6.3    Regeneron License to Intellia for Intellia Co-Funding Products. Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable in multiple tiers (in accordance with Section 7.2(c)) license under that portion of the Regeneron Contributed IP that Regeneron contributed in connection with Intellia Co-Funding Products, to develop, make, have made, use, sell, offer for sale, and import Intellia Co-Funding Products for use in the Field. [See Annex 1.]

6.4    Unblocking License. [See Annex 1.]

6.5    Intellia License to Regeneron for Intellia Co-Funding Products. Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, worldwide license under the Intellia Intellectual Property solely to the extent necessary for Regeneron to perform the activities designated to it under the applicable Global Development Plan, Global Commercialization Plan, and U.S. Commercialization Plan, if applicable, for such Intellia Co-Funding Product. Regeneron may sublicense the license granted under this Section 6.5 only in accordance with Section 7.2(c) and only as necessary to enable permitted subcontractors to perform such activities in accordance with Section 7.2(b).

6.6    Mutual License to Materials. Each Party shall grant, and hereby grants, to the other Party a non-exclusive, worldwide license under that portion of the Materials provided pursuant to Section 7.7 for use in accordance with the relevant Plan.

6.7    Ex-Vivo Field. With respect to Regeneron Co-Funding Targets, Section 6.5 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

6.8    Restrictions on the Participating Party. [***].

6.9    Discussion of Additional License. [***].

ARTICLE 7

PERFORMANCE AND PERFORMANCE STANDARDS

7.1    Licenses Generally; No Implied License. Except as expressly provided for herein, nothing in this Agreement grants either Party any right, title or interest in and to the intellectual property rights, materials or Confidential Information of the other Party (either expressly or by implication or estoppel). Except as expressly provided in this Agreement, neither Party will be deemed by this Agreement to have been granted any license or other rights to the other Party’s Patent Rights or Know-How, either expressly or by implication, estoppel or otherwise. With respect to Co-Funding Products for which Regeneron is the Lead Party, the last sentence of Section 7.1 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2    Performance Standards.

(a)    Affiliates. Each Party may carry out its obligations, and exercise its rights, under this Agreement through its Affiliates, and in such case, the Party carrying out such activities, or exercising such rights, through its Affiliate absolutely, unconditionally and irrevocably guarantees to the other Party the performance by such Party’s Affiliates in accordance with this Agreement, including performance of responsibilities, liabilities, covenants, warranties, agreements and undertakings of its Affiliates pursuant to this Agreement. Without limiting the foregoing, neither Party shall cause or permit any of its Affiliates to commit any act (including any act or omission) which such Party is prohibited hereunder from committing directly. Each Party represents and warrants to the other Party that it has licensed or will license from its Affiliates the Patent Rights and Know-How Controlled by its Affiliates that are to be licensed (or sublicensed) to the other Party under this Agreement.

(b)    Subcontracts. Each Party may perform any of its obligations or exercise its rights under this Agreement through one or more subcontractors; provided that (i) [***]; (ii) the subcontracting Party remains responsible for the work allocated to, and payment to, such subcontractors it selects to the same extent it would if it had done such work itself and the non-subcontracting Party will have the right to proceed directly against the subcontracting Party without any obligation to first proceed against its subcontractor; (iii) [***]; and (iv) the subcontractor agrees in writing to assign all inventions and intellectual property developed in the course of performing any such work under this Agreement, to the Party retaining such subcontractor (or to the other Party if such inventions or intellectual property are to be assigned to such other Party as required under this Agreement) and upon request to sign any documents to confirm or perfect such assignment and to cooperate in the preparation and prosecution of any such inventions. [***]. To the extent any licenses are granted under any subcontract agreements, such agreements will be subject to Section 7.2(c).

(c)    Sublicensees.

(i)    To the extent a license is sublicensable pursuant to the applicable license grant hereunder, or is required in connection with a permitted subcontracting pursuant to Section 7.2(b), the applicable Party may enter into sublicenses under such licenses granted in this Agreement, but subject to compliance with this Section 7.2(c) and the other applicable terms and conditions set forth in this Agreement. Any such sublicense agreement must be in writing and shall require the sublicensee of a Party to comply with all applicable obligations of such Party that are relevant to the sublicense granted, including the confidentiality and non-use obligations set forth in Article 13. [***]. With respect to Co-Funding Products for which Regeneron is the Lead Party, the last sentence of Section 7.2(c)(i) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). The Lead Party shall promptly notify the Participating Party of the grant of each such sublicense.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)    (A) With respect to any and all Other Co-Funding Agreement Inventions and Joint Improvements or any other Intellectual Property that is invented and jointly owned by the Parties under this Agreement, subject to the terms and conditions of this Agreement, each Party shall have the right to grant (sub)licenses (through multiple tiers) thereto for any purposes without the need to seek consent from or account to the other Party (and, for clarity, neither Party shall be required to obtain the consent of the other Party with respect to such (sub)license anywhere in the world and, to the extent that such consent is required in any country in the world, such consent is hereby granted); provided, that, Regeneron shall only be permitted to grant a (sub)license with respect to the [***]. [See Annex 1.]

(B)    Notwithstanding the foregoing Section 7.2(c)(ii)(A), nothing in this Section 7.2(c)(ii)(B) shall in any way restrict, limit or prohibit or be deemed to restrict, limit or prohibit either Party from soliciting, negotiating, facilitating, executing or undergoing a Change of Control.

7.3    Third Party Agreements.

(a)    Intellia will be responsible for delivering all payments under the Intellia Existing Third Party Agreements to the applicable Third Party counterparty thereto. The amounts of such payments shall be borne by the Parties pursuant to Section 7.5.

(b)    Following the Effective Date during the Term, Intellia or its Affiliates, in its sole discretion (but subject to Section 7.4), may enter into new agreements with Third Parties to license technologies or Intellectual Property from such Third Parties, including pursuant to any Third Party Collaboration Agreements (to the extent such technologies or Intellectual Property, as applicable, were not licensed by Intellia or any of its Affiliates as of the Effective Date) (an “Intellia Platform In-License”).

(c)    Commencing on the Effective Date and continuing until the expiration of the IP Term [***], if Intellia or its Affiliates enters into any Intellia Platform In-License during such period that may be useful or necessary in connection with the Development, Manufacture, Commercialization or use of a Co-Funding Product, then Intellia will provide written notice of such license to the JSC, including a redacted copy of each such Intellia Platform In-License (which may be redacted for information not pertinent to this Agreement to the extent that such redactions do not reasonably impair the JSC’s ability to evaluate whether it wants to include such Intellia Platform In-License as a New Intellia Platform License under this Agreement), so the JSC (subject to dispute resolution pursuant to Section 2.9) may elect whether to include such license under this Agreement [***]. If the JSC provides notice within [***] days of receipt of such written notice from Intellia [***] that it does elect to include such Intellectual Property, then (A) the respective Intellia Platform In-License will be deemed to be a “New Intellia Platform License” hereunder, and (B) with respect to any such New Intellia Platform License, the Patent Rights, Know-How and Materials in-licensed under such New Intellia Platform License pertaining to the Development, Manufacture and Commercialization of the Co-Funding Target and Co-Funding Products hereunder will be deemed “Controlled” by Intellia under this Agreement. Any Intellia Platform In-License not so selected by the JSC hereunder within such [***] day period, shall not be deemed a New Intellia Platform License hereunder, [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)    [See Annex 1.]

(e)    To the extent applicable, the licenses granted to Regeneron and its Affiliates under this Agreement, [***], will be subject to Regeneron’s and its Affiliates’, and their sublicensees’ compliance with the applicable terms of the applicable Intellia Existing Third Party Agreements [***] and as may be amended or restated from time to time in accordance with Section 12.3(d), [***] and Intellia shall be permitted to disclose the terms and conditions of this Agreement to such Third Party licensors as and to the extent required for compliance therewith [***] provided that such Third Party licensors are subject to confidentiality restrictions that are substantially the same as, or at least as restrictive as, the confidentiality obligations in Article 13.

7.4    Coordination of Third Party Intellectual Property Licensing.

(a)    During the Term, if either Party (or its Affiliate) desires to obtain a license to Intellectual Property of a Third Party for use in connection with the Development, Commercialization or Manufacture of [***], then prior to entering into such license, the JSC shall discuss in good faith and coordinate the licensing of such Intellectual Property. [***].

(b)    [See Annex 1.]

7.5    Third Party License Payments. Subject to Section 9.13 and 9.14, all Third Party License Payments made by a Party in accordance with Section 7.3, Section 7.4, Section 7.12 (if applicable) or the last sentence of Section 9.12 shall be included in the Profit Split and shared by the Parties in accordance with their respective Co-Funding Percentages [***].

7.6    Records.

(a)    Records.

(i)    Section 7.5(a)(i) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) and all references in such provisions to the Technology Collaboration and Technology Collaboration Plan shall be deemed to refer to this Agreement and to the applicable Plan, respectively.

(ii)    [***].

(b)    Record Keeping Generally. Section 7.5(b) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.7    Materials for Development Plans.

(a)    Contributed Materials. To facilitate the conduct of activities hereunder, a Party shall provide the [***], collectively, “Materials”). Except as is set forth in the Product R&D Plan with respect to a Regeneron Co-Funding Product or a Party agrees to provide Materials to the other Party as set forth in a Plan, neither Party shall be obligated to provide any Materials to the other Party. Neither Party shall use the Materials of the other Party except in accordance with a Plan. All such Materials will remain the sole property of the providing Party. The receiving Party will (i) itself retain control of all such Materials, (ii) use such Materials only in the fulfillment of obligations or exercise of rights under this Agreement, (iii) not use such Materials or deliver the same to, or for the benefit of, any Third Party, without the providing Party’s prior written consent [***] and (iv) not use such Materials in research or testing involving human subjects, without the providing Party’s prior written [***]. The Materials supplied under this Section 7.7 are supplied “as is”, and accordingly the receiving Party agrees to use prudence and appropriate caution in the use, handling, storage, transportation and disposition and containment of all such Materials, as not all of their characteristics may be known. [***].

(b)    Regeneron Mice. Section 7.7(b) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

7.8    Debarment. Section 7.8 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

7.9    No Use of Non-Controlled IP in Performance of Activities under this Agreement. Each Party hereby covenants to the other Party that in the course of conducting its activities under this Agreement it will not use in or contribute in the performance of activities under this Agreement, any material, Confidential Information, Intellectual Property, or trademark that such contributing Party knows (without any duty to inquire) misappropriates the Intellectual Property of a Third Party. The Parties acknowledge and agree that this Section 7.9 is not intended to be, and shall not be deemed to be, a covenant against non-infringement of Intellectual Property.

7.10    Further Assurances and Transaction Approvals. Section 7.10 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

7.11    [See Annex 1.]

7.12    [See Annex 1.]

ARTICLE 8

CO-FUNDING PRODUCT MANUFACTURING

8.1    Non-GMP Manufacture of Co-Funding Products. [See Annex 1.]

8.2    Supply for Product R&D Program or its Equivalent. [See Annex 1.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.3    Supply Beyond Pre-Clinical.

(a)    On or before the later to occur of (i) [***] for a Co-Funding Product or (ii) [***], the JMC shall discuss alternatives for the Manufacture and supply of Co-Funding Products beyond pre-clinical supply, including Initiation of GLP Toxicology Batch and GMP Manufacturing needed to support an IND, in each case, for a Co-Funding Product.

(b)    [See Annex 1.]

8.4    [See Annex 1.]

8.5    Clinical and Commercial Supply. With respect to a Co-Funding Product, the Lead Party will be responsible for and will use Commercially Reasonable Efforts to adequately and timely Manufacture or have Manufactured the Clinical Supply Requirements and Commercial Supply Requirements of Co-Funding Products worldwide in accordance with the Manufacturing Plan and in accordance with Applicable Laws, including applicable Good Practices. The Lead Party will be responsible for and will use Commercially Reasonable Efforts to perform the filling, packaging, labeling and testing of the Clinical Supply Requirements and Commercial Supply Requirements for Co-Funding Products for use under this Agreement in accordance with Applicable Laws, including applicable Good Practices. The Parties through the JMC shall discuss in good faith the Manufacture of Co-Funding Products, and reasonably cooperate with each other in all such supply matters pertaining to the Co-Funding Products under this Article 8.

8.6    Manufacturing Plans. With respect to a Co-Funding Product, the Lead Party, in consultation with the JMC, will develop and update as necessary, for each Co-Funding Product, a Manufacturing Plan, which shall be reviewed and approved by the JSC. [***]. Each Manufacturing Plan shall set forth the [***]. The Manufacturing Plan (including each annual update thereto) for a Co-Funding Product shall be prepared by the Lead Party in consultation with the Participating Party, reviewed by the JMC, presented to the JSC for approval, and reviewed and approved by the JSC at least [***]. The Lead Party shall use Commercially Reasonable Efforts to perform its responsibilities in accordance with the approved Manufacturing Plans. Upon the Participating Party’s written request, the Lead Party shall provide the Participating Party with complete and accurate copies of material Manufacturing-related records.

8.7    Manufacturing Shortfall. [***] shall provide prompt written notice to [***] if it reasonably determines that it will not, despite its using Commercially Reasonable Efforts, be able to supply the agreed upon demand forecast for the [***]. Upon such notification, the matter will be referred to the JMC and JSC to discuss what, if any, corrective actions should be taken with respect to such anticipated shortfall.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 9

PAYMENTS

9.1    Reimbursement for Past Expenses. [See Annex 1.]

9.2    Sharing of Profits and Development Costs from Co-Funding Products. Commencing on the Effective Date and continuing during the Term, on a Co-Funding Product-by-Co-Funding Product basis, the Parties shall share Profits and Development Costs and other costs equally for all Co-Funding Products Directed to a Co-Funding Target as described in Schedule 9.2, subject to Section 9.3.

9.3    Adjustment to the Co-Funding Percentage for the Co-Funding Target by the Participating Party.

(a)    [***].

(b)    [***] have been paid and releases have been granted concerning such Covered Claims.

9.4    Periodic Reports. Intellia and Regeneron shall each prepare and deliver to the other Party the periodic reports specified below:

(a)    Within [***] days following the end of each month for the first [***] of every [***] commencing with [***] in which the First Commercial Sale of any Co-Funding Product occurs in any country in the world, the Lead Party shall deliver electronically to the Participating Party a monthly detailed Co-Funding Product Net Sales report, in each case with monthly and year-to-date sales in local currency and in each country in which such Co-Funding Product is sold, such reporting obligation to commence with the month in which the First Commercial Sale of any Co-Funding Product occurs in any country;

(b)    Within [***] days after the end of each [***], the Lead Party and the Participating Party shall each provide to the other Party a written report (in electronic form) summarizing the material activities undertaken by such Party during such [***] in connection with each Global Development Plan, together with a statement of Development Costs incurred by such Party during such [***], which statement shall detail those amounts to be included in the Development Payment Report for such [***];

(c)    Within [***] days following the end of each [***] commencing with the [***] in which the First Commercial Sale of any Co-Funding Product occurs in any country in the world, the Lead Party shall deliver electronically to the Participating Party a written report setting forth, on a country-by-country basis for such [***], for each country, (i) the Co-Funding Product Net Sales of each Co-Funding Product in local currency and in United States Dollars, (ii) Co-Funding Product quantities sold and (iii) gross Co-Funding Product sales and an accounting of the deductions from gross sales permitted by the definition of Co-Funding Product Net Sales;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)    Within [***] days following the end of each Quarter, each Party that has incurred any Other Shared Expenses, Shared Commercial Expenses or Cost of Goods Sold in that [***] shall deliver electronically to the other Party a written report setting forth in reasonable detail the Other Shared Expenses, Shared Commercial Expenses and/or Cost of Goods Sold incurred by such Party in such [***] in the aggregate on a worldwide basis and also on a Major Market Country-by-Major Market Country basis and on a Co-Funding Product-by-Co-Funding Product basis, in local currency and in United States Dollars, including whether any such expenses are also included in the reports delivered pursuant to clause (e) below;

(e)    Within [***] days following the end of each Quarter, the Lead Party shall provide to the Participating Party, in electronic form, a Development Payment Report in respect of such [***], combining the information reported by each Party pursuant to this Section 9.4(b) and showing its calculations in accordance with Schedule 9.2 of the amount of any payments to be made by the Parties hereunder for such [***] as contemplated by this Section 9.4 [***] and, if applicable, providing for the netting of such payments; and

(f)    Within [***] days following the end of each Quarter, the Lead Party shall deliver electronically to the Participating Party a Profit Payment Report in respect of such [***], combining the information reported by each Party pursuant to this Section 9.4(c)-(d)_and showing its calculations in accordance with Schedule 9.2 of the amount of any payments to be made by the Parties hereunder for such [***] as contemplated by this Section 9.4 [***] and, if applicable, providing for the netting of such payments.

9.5    Adjustments to FTE Rates. Notwithstanding anything herein to the contrary, upon the request of either Party, such request not to be delivered more than once per Contract Year, the Parties shall meet to review the accuracy of an applicable FTE rate in any country (e.g., Field Force FTE Rate, Development FTE Rate, etc.). The Parties agree to share reasonable supporting documents and materials in connection with an assessment of the applicable FTE rate and to determine in good faith whether to adjust the rate(s) in any country.

9.6    Funds Flow. The Parties shall make [***] Development True-Up and [***] Profit True-Up payments as set forth in Schedule 9.2. If the Lead Party is the Party owing [***] Development True-Up or [***] Profit True-Up payment(s) based on the calculations in the applicable Development Payment Report or Profit Payment Report, it shall, subject to Section 9.10, make such payment to the Participating Party within [***] days after its delivery to the Participating Party of such Development Payment Report or Profit Payment Report, as applicable and receipt of an invoice therefor from the Participating Party. If the Participating Party is the Party owing the [***] Development True-Up or [***] Profit True-Up payment(s) based on the calculations in the applicable Development Payment Report or Profit Payment Report, it shall, subject to Section 9.10, make such payment to the Lead Party within [***] days after its receipt of such Development Payment Report or Profit Payment Report, as applicable, from the Lead Party and receipt of an invoice therefor from the Lead Party. If agreed between the Parties, the Parties may also net the collective payment(s) due under the Development Payment Report and Profit Payment Report. In the event that the Third Party Licenses entered

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in compliance with this Agreement reasonably require the payment of royalties or other amounts payable thereunder (to the extent attributable to the Manufacture, Development and/or Commercialization of Co-Funding Products) on a schedule other than the schedule set forth in this Agreement for [***] Development True-Up or [***] Profit True-Up payment(s), the Parties shall discuss in good faith an appropriate schedule upon which the Party that is not party to such Third Party License shall make such payment to the other Party or its designee, and the Parties shall adjust the amounts payable for the next [***] Development True-Up or [***] Profit True-Up payment(s) accordingly to credit such paying Party for its pre-payment of any amounts under the Third Party Licenses.

9.7    Invoices and Documentation. The JFC shall propose and the JSC shall approve the form of any necessary documentation relating to any Development Costs or Profit Split payments hereunder so as to afford the Parties appropriate accounting treatment in relation to any of the transactions or payments contemplated hereunder. Unless otherwise agreed by the JSC, the financial data in the reports will include calculations in local currency and United States Dollars.

9.8    Payment Method and Currency. Section 9.9 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

9.9    Taxes. Section 9.10 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

9.10    Resolution of Payment Disputes. In the event there is a dispute relating to any payment obligations or reports hereunder, the Party with the dispute shall have its representative on the JFC provide the other Party’s representative on the JFC with written notice setting forth in reasonable detail the nature and factual basis for such good faith dispute and the Parties, through the JFC, will seek to resolve the dispute as promptly as possible, but no later than ten (10) days after such written notice is received. If the JFC is unable to resolve such payment dispute within such period then the matter shall be referred to the JSC. The Parties agree that if there is a dispute regarding any payment amount, only the disputed amount shall be withheld from the payment, and the undisputed amount shall be paid within the applicable timeframes.

9.11    Late Fee. Section 9.12 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

9.12    Effect of Intellia Option Exercise. If a Co-Funding Product constitutes a Regeneron Co-Funding Product, then no milestone payments or royalties shall be due or payable from Regeneron to Intellia under Article 9 of the Collaboration Agreement with respect to such Regeneron Co-Funding Product [***]. For clarity, Third Party License Payments (including pursuant to the Intellia Existing Third Party Agreements) shall be included in the Profit Split and shared by the Parties in accordance with their respective Co-Funding Percentages subject to the other terms and conditions of this Agreement that relate to their inclusion and allocation thereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.13    [See Annex 1.]

9.14    [See Annex 1.]

ARTICLE 10

INTELLECTUAL PROPERTY

10.1    Newly Created Intellectual Property.

(a)    Ownership of Newly Created Intellectual Property. Inventorship of Intellectual Property invented through the performance of activities under this Agreement shall be determined in accordance with United States patent laws (regardless of where the applicable activities occurred) and ownership of such Intellectual Property shall follow inventorship. Notwithstanding the previous sentence, all right, title and interest in any [***], Regeneron Materials Improvements, Intellia Materials Improvements, Co-Funding Product Inventions and [***], in each case, shall be determined in accordance with the following terms and conditions:

(i)    the Parties shall jointly own all [***];

(ii)    Intellia shall solely own all Intellia Materials Improvements and Intellia Co-Funding Product Inventions [***]; and

(iii)    Regeneron shall solely own all Regeneron Materials Improvements and Regeneron Co-Funding Product Inventions, provided that if at any time any given Target that was previously a Regeneron Co-Funding Target is no longer a Regeneron Co-Funding Target hereunder, then in such case, Regeneron shall assign to Intellia an equal undivided ownership interest in the Regeneron Co-Funding Product Inventions solely related to such Target [***].

(b)    Applicability of Non-Coding Elements to Targets Other than Regeneron Co-Funding Targets. [***].

(c)    Treatment. All Intellia Materials Improvements shall be treated as Intellia Patent Rights or Intellia Know-How, as applicable, for purposes of this Article 10. All Regeneron Materials Improvements shall be treated as Regeneron Co-Funding Product Inventions for purposes of this Article 10.

(d)    Invention Assignment; Assistance. Section 10.1(d) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(e)    Joint Ownership of Other Co-Funding Agreement Inventions. The Parties shall each own an equal, undivided interest in, and, subject to the other applicable provisions of this Agreement (including Sections 6.1, 6.2, 6.3, 6.5, 10.1(b), 12.6(b), 16.8(b) and 16.11), each Party shall otherwise enjoy an equal undivided right to exploit any and all [***] including the right to use, practice and otherwise exploit for research, development, manufacturing,

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commercialization and other purposes (including to grant licenses or other similar rights under) the [***], without the need to seek consent from or account to the other Party (and, for clarity, neither Party shall be required to obtain the consent of the other Party with respect to the exploitation thereof anywhere in the world and, to the extent that such consent is required in any country in the world, such consent is hereby granted). The foregoing joint ownership rights shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement. Subject to any licenses granted under this Agreement and subject to the other applicable provisions of this Agreement (including Sections 6.1, 6.2, 6.3, 6.5, 10.1(b), 12.6(b), 16.8(b) and 16.11) each Party shall grant and hereby grants its consent to the other Party to exploit, (sub)license, assign [***] where such consent is required under Applicable Law, and further shall confirm the foregoing in writing at the other Party’s reasonable request. [***].

(f)    Other Intellectual Property. Section 10.1(f) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(g)    Employees and Consultants. Section 10.1(g) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(h)    Disclosure. Each Party shall promptly disclose to the other Party all Intellectual Property that (i) is invented by such Party, its employees, agents and consultants pursuant to this Agreement and (ii) that is [***].

10.2    Prosecution and Maintenance of Patent Rights.

(a)    Intellia Patent Rights. Intellia shall use Commercially Reasonable Efforts to prepare, file, prosecute and maintain the Intellia Patent Rights [***] (and as between the Parties, in the name of Intellia). Intellia shall be solely responsible for all fees and costs incurred for the preparation, filing, prosecution and maintenance of such Intellia Patent Rights, [***].

(b)    Intellia Co-Funding Product Inventions, Other Co-Funding Agreement Inventions and Joint Improvements. Intellia shall, through counsel it selects and, for Major Market Countries, who has been approved by Regeneron (such approval not be unreasonably withheld, conditioned or delayed), use Commercially Reasonable Efforts to prepare, file, prosecute and maintain Patents and Patent Applications within [***] in the countries mutually agreed upon by the Parties. [***], all such Patents and Patent Applications shall be in the name of Intellia and for [***], all such Patents and Patent Applications shall be jointly in the names of both Intellia and Regeneron and Intellia shall bear the costs thereof, [***]. For clarity, subject to Section 10.2(e), Regeneron shall not prepare, file, prosecute or maintain Patents or Patent Applications that contain any claims that claim only Intellia Co-Funding Product Inventions.

(c)    Regeneron Co-Funding Product Inventions. Regeneron shall use Commercially Reasonable Efforts to prepare, file, prosecute and maintain Patents and Patent Applications within Regeneron Co-Funding Product Inventions. All such Patents and Patent

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Applications shall be in the name of Regeneron [***]. For clarity, subject to Section 10.2(e), Intellia shall not prepare, file, prosecute or maintain Patents or Patent Applications that contain any claims that claim only Regeneron Co-Funding Product Inventions.

(d)    Consultation Rights.

(i)    Each Party shall confer with and keep the other Party reasonably informed regarding the status of such Party’s activities under Section 10.2(a), 10.2(b) or 10.2(c), as applicable (the Party with primary responsibility under each such Section, the “Responsible Party”, and the other Party, the “Consultation Party”). The Responsible Party shall have the following obligations with respect to the filing, prosecution and maintenance thereof [***] the Responsible Party shall consult with the Consultation Party a reasonable time prior to taking or failing to take any substantive action (including making any filings) with respect to such Patent Applications or Patents under Section 10.2(a), 10.2(b) or 10.2(c), as applicable, including any action that would materially affect the scope or validity of rights under any Patent Applications or Patents (such as substantially narrowing or canceling any claim without reserving the right to file a continuing or divisional Patent Application, abandoning any Patent or not filing or perfecting the filing of any Patent Application in any country) and the Responsible Party shall consider in good faith and discuss all reasonable comments thereto from the Consultation Party.

(ii)    If either Party desires to file a patent application that discloses the Confidential Information of the other Party (including Confidential Information that is treated by this Agreement as the Confidential Information of both Parties), within a reasonable period of time prior to the anticipated filing date, a notice that specifies the Confidential Information to be disclosed within such patent application shall be provided to the other Party and, upon the request of the other Party, the filing Party shall be obliged at the other Party’s discretion to either (A) remove the Confidential Information belonging solely to the other Party [***] from such patent application or (B) provide the other Party reasonably sufficient time [***] to file a Patent Application claiming or otherwise covering such Confidential Information (including Confidential Information that is treated by this Agreement as the Confidential Information of both Parties), as applicable (unless any disclosure resulting from such filing under this clause (B) is prohibited by any Third Party obligations of such other Party, in which case this clause (B) shall not be available and only clause (A) shall apply). Confidential Information of Regeneron includes the Regeneron Materials unless subject to the exceptions set forth in Section 13.2. Confidential Information of Intellia includes the Intellia Materials unless subject to the exceptions set forth in Section 13.2.

(e)    Step-In Rights.

(i)    In the event that the Responsible Party desires not to file or to abandon any Patent Right or Patent Application that would otherwise be subject to Section 10.2(a), 10.2(b) or 10.2(c), as applicable, and which results in a material loss of Patent Rights, the Responsible Party shall provide reasonable prior written notice to the Consultation Party of such intention to not to file or to abandon (which notice shall, in any event, be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such Patent or Patent Application with the applicable patent office).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)    With respect to any Intellia Patent Rights [***] that Intellia (as the Responsible Party) desires not to file or to abandon which results in a material loss of Patent Rights, Regeneron (as the Consultation Party) shall have the right, but not the obligation, at its expense, to assume responsibility for the filing, prosecution and maintenance of such Patents and Patent Applications within the Intellia Patents Rights in Intellia’s (or the applicable Affiliate’s or Third Party’s) name, unless, with respect to any such Patent Applications that are unpublished, Intellia notifies Regeneron that Intellia would prefer to maintain the subject matter of such Patent Application as a trade secret.

(iii)    With respect to any Patent or Patent Application within [***] Improvements that Intellia (as the Responsible Party) desires not to file or to abandon which results in a material loss of Patent Rights, Regeneron (as the Consultation Party) shall have the right, but not the obligation, at its expense, to prepare, file, prosecute and maintain such Patents and Patent Applications within [***] in the names of both Parties.

(iv)    With respect to any Patent or Patent Application within [***] that Intellia (as the Responsible Party) desires not to file or to abandon which results in a material loss of Patent Rights, Regeneron (as the Consultation Party) shall have the right, but not the obligation, at its expense, to prepare, file, prosecute and maintain such Patents and Patent Applications within [***].

(v)    With respect to any Patent or Patent Application within [***] that Regeneron (as the Responsible Party) desires not to file or to abandon which results in a material loss of Patent Rights, Intellia (as the Consultation Party) shall have the right, but not the obligation, at its expense, to prepare, file, prosecute and maintain such Patents and Patent Applications within [***].

(f)    Regeneron Contributed IP. As between the Parties, Regeneron shall have the sole and exclusive right, in its discretion and at its expense, to prepare, file, prosecute and maintain Patents and Patent Applications within the Regeneron Contributed IP and Intellia shall have no right to do so. For clarity, any such costs and expenses shall be borne solely by Regeneron and shall not be subject to sharing by the Parties in accordance with their respective Co-Funding Percentages and shall not be treated as Other Shared Expenses.

(g)    Cooperation. Section 10.2(g) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(h)    Cooperative Research and Technology Enhancement Act. Section 10.2(h) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.3    Administrative Patent Proceedings.

(a)    Proceedings. Each Party will notify the other within [***] days after receipt by such Party of information concerning the request for, or filing or declaration of, any reissue, post-grant review, inter partes review, derivation proceeding, supplemental examination, interference, opposition, reexamination or other administrative proceeding relating to (i) any Intellia Patent Rights or (ii) any Patent or Patent Application [***].

(b)    Product Infringement. If any proceeding under Section 10.3(a) involves Patents or Patent Applications involved in a Product Infringement under Section 10.4, then notwithstanding the provisions of Section 10.3(a), any decisions on whether to initiate or how to respond to such a proceeding, as applicable, and the course of action in such proceeding, shall be made by the Party controlling such Product Infringement action pursuant to Section 10.4 in consultation with the other Party [***].

(c)    Cost. All Out-of-Pocket Costs incurred in connection with any proceeding under Section 10.3(a) shall be borne solely by [***].

(d)    Regeneron Contributed IP and Regeneron Materials Improvements. As between the Parties, Regeneron shall have the sole and exclusive right, in its discretion and at its expense, to handle any reissue, post-grant review, inter partes review, derivation proceeding, supplemental examination, interference, opposition, reexamination or other administrative proceeding relating to (i) Patents and Patent Applications within the Regeneron Contributed IP and (ii) Patents and Patent Applications claiming or otherwise covering Regeneron Materials Improvements. For clarity, any such costs and expenses shall be borne solely by Regeneron and shall not be subject to sharing by the Parties in accordance with their respective Co-Funding Percentages and shall not be treated as Other Shared Expenses.

10.4    Third Party Infringement Suits.

(a)    Product Infringement. In the event that either Party or any of its Affiliates becomes aware of an actual, anticipated, or suspected infringement or misappropriation by a Third Party of (i) [***], or (ii) [***] (collectively (i) and (ii), “Product Infringement”), the Party that became aware of the Product Infringement shall promptly notify the other Party in writing of this actual or suspected infringement and shall provide such other Party with all available evidence in such Party’s possession (and that is not subject to a binding contractual confidentiality obligation to a Third Party) supporting such actual or suspected infringement.

(b)    Lead Litigation Party. The Parties will consult and cooperate fully in an effort to determine a mutually agreeable course of action with respect to any Product Infringement; provided, that:

(i)    [***];

(ii)    [***];

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii)    [***];

(iv)    [***]; and

(v)    [***].

The Party initiating the litigations shall be referred to as the “Lead Litigation Party”. The Lead Litigation Party cannot require the non-Lead Litigation Party to join in the suit, provided, however that [***].

(c)    Costs. All Out-of-Pocket Costs incurred in the connection with the enforcement of a Product Infringement shall be borne [***].

(d)    Recoveries. The amount of any recovery from any Product Infringement suit shall first be used to pay each of the Party’s reasonable costs, including attorneys’ fees, relating to such legal proceedings and the balance of any such recovery shall be retained by the Lead Litigation Party; provided, however, that with respect to any amounts of such recovery from any such Product Infringement suit (other than those amounts used to pay a Party’s reasonable costs) that have been awarded (as reimbursement for lost sales or lost royalties) of Co-Funding Products, regardless of which Party is the Lead Litigation Party, such amounts shall be included in the calculation of Profit Split in accordance with Section 9.2.

(e)    Assistance. In the event either Party initiates a proceeding pursuant to this Section 10.4, without any effect as to who is the Lead Litigation Party pursuant to the terms of Section 10.4(b), the other Party shall provide all assistance reasonably requested by the Lead Litigation Party [***].

(f)    Settlements; Admissions. Section 10.4(f) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(g)    Step-In Rights. Section 10.4(g) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(h)    Biosimilar Applications. Section 10.4(h) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(i)    Regeneron Contributed IP and Regeneron Materials Improvements. As between the Parties, Regeneron shall have the sole and exclusive right, in its discretion and at its expense, to handle enforcement relating to the Regeneron Contributed IP and Regeneron Materials Improvements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.5    BPCIA and Biosimilar Applications.

(a)    BPCIA Listings.

(i)    With respect to Regeneron Co-Funding Products, Regeneron will have sole decision-making authority with respect to the determination of which Intellia Patent Rights or Patent Rights Controlled by Regeneron or its Affiliates to submit to a Third Party that files a Biosimilar Application, or any other act of patent information exchange or listing as required by the BPCIA or other similar measure in any other country worldwide (provided that with respect to Intellia Background Patent Rights, if such Patent Rights cover one or more products of Intellia or its (sub)licensees, then any such determination shall discussed in good faith by the Parties with respect to such Patent Rights); provided, that to the extent permitted by Applicable Law, Regeneron shall confer in good faith with Intellia regarding which, if any, such Intellia Patent Rights are listed pursuant to 42 U.S.C. § 262(l)(3)(A) (or any successor legislation) (or other similar measure in any other country worldwide), or otherwise included in any litigation with such a Third Party applicant.

(ii)    With respect to Intellia Co-Funding Products, Intellia will have sole decision-making authority with respect to the determination of which Intellia Patent Rights to submit to a Third Party that files a Biosimilar Application, or any other act of patent information exchange or listing as required by the BPCIA or other similar measure in any other country worldwide; provided, that to the extent permitted by Applicable Law, Intellia shall confer in good faith with Regeneron regarding which, if any, such Intellia Patent Rights are listed pursuant to 42 U.S.C. § 262(l)(3)(A) (or any successor legislation) (or other similar measure in any other country worldwide), or otherwise included in any litigation with such a Third Party applicant.

(b)    Biosimilar Applications. Notwithstanding anything to the contrary herein, if either Party receives a copy of a Biosimilar Application referencing a Co-Funding Product or otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing approval (such as in an instance described in 42 U.S.C. §262(l)(9)(C)), such Party shall within [***] notify the other Party. The owner of the relevant Patent Rights shall then seek permission to view the application and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. §262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, either Party shall within [***] notify and provide the other Party copies of such communication to the extent permitted by Applicable Laws. Promptly after receiving notice of a Biosimilar Application referencing a Co-Funding Product or any equivalent or similar communication or notice in the United States or any other jurisdiction referencing a Co-Funding Product, the Parties shall enter into an appropriate joint defense agreement. Regeneron shall have the right to be the Lead Litigation Party with respect to a Regeneron Co-Funding Product and Intellia shall have the right to be the Lead Litigation Party with respect to an Intellia Co-Funding Product. A Party that is not the Lead Litigation Party in a litigation shall consent to being joined in a litigation or being named as the plaintiff in a litigation if such being joined or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

named as a plaintiff is necessary to confer standing to bring the litigation or is otherwise necessary for the pendency of the litigation, and in such instance the joined Party shall provide reasonable cooperation and assistance to the Lead Litigation Party, and all Out-of-Pocket Costs incurred by the joined Party in connection therewith shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses.

(c)    Coordination. With regard to issues related to potential Biosimilar Applications referencing a Co-Funding Product, the Parties shall conduct and maintain ongoing and regular communications between their legal/intellectual property departments.

10.6    Extensions and Other Protections. The Lead Party shall have the sole right to apply for supplementary protection certificates, patent term extensions, patent term restorations or any other exclusivity, including as may be available under the provisions of the Drug Price Competition and Patent Term Restoration Act of 1984 (or comparable laws outside the United States of America), in respect of a Co-Funding Product. At the Lead Party’s reasonable request, the other Party will provide reasonable assistance to the Lead Party in connection with any such applications. [***].

10.7    Patent Marking. Each Party shall comply with the patent marking statutes in each country in which a Co-Funding Product or Terminated Co-Funding Products, as applicable, is made, offered for sale, sold or imported by such Party, its Affiliates or sublicensees.

10.8    Third Party Claims Related to Technology Collaboration, Regeneron Target Evaluation Program, Intellia Target Evaluation Program or Product R&D Program. If either Party or its Affiliates shall learn of a Third Party claim, assertion or certification that the activities under this Agreement infringe or otherwise violate the intellectual property rights of any Third Party, then such Party shall promptly notify the other Party in writing of this claim, assertion or certification. As soon as reasonably practical after the receipt of such notice, the Parties shall [***].

10.9    Infringement of Third Party Patent Rights or Third Party Know-How. If any Co-Funding Product manufactured, used or sold by a Party, its Affiliates or sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of a Patent Right or misappropriation of Know-How, the Party first having notice of the claim or assertion shall promptly notify the other Party. Regeneron shall have the sole right, but not the obligation, to defend any such Third Party claim or assertion of infringement of a Regeneron Co-Funding Product. Intellia shall have the sole right, but not the obligation, to defend any such Third Party claim or assertion of infringement of an Intellia Co-Funding Product. The non-defending Party shall provide reasonable cooperation and assistance to the defending Party. Subject to Section 14.1, all Out-of-Pocket Costs incurred by the defending Party in connection with a defense against a Third Party claim or assertion pursuant to this Section 10.9 and by the non-defending Party in connection with providing the assistance set forth in the previous sentence [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.10    Product Trademarks. The Lead Party shall exclusively own and be responsible for, filing, prosecuting, protecting and maintaining the Product Trademarks, including all enforcement and defense thereof. All Out-of-Pocket Costs incurred in the filing, prosecution and maintenance, enforcement and defense of Product Trademarks pursuant to this Section 10.10 shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses. The Participating Party shall provide all assistance reasonably requested by the Lead Party in connection with the maintenance, enforcement and defense of the Product Trademarks.

10.11    Use of Corporate Names. The Lead Party shall use Commercially Reasonable Efforts to include the Participating Party’s name with [***] on materials related to the Product (including package inserts, packaging, trade packaging, internet pages, social media, samples and all Promotional Materials used or distributed in connection with the Product), unless to do so would be prohibited under Applicable Law; provided, in the case of multi-product materials that refer to the Product as well as other (bio)pharmaceutical products [***]. Each Party grants to the other Party (and its Affiliates) the right, free of charge, to use [***].

10.12    Third Party Rights.

(a)    Notwithstanding the foregoing provisions of this Article 10, the Parties acknowledge and agree that each Party’s rights and obligations with respect to any Patent Rights under this Article 10 will be subject to the terms and conditions of the Intellia Existing Third Party Agreements [***] and as may be amended or restated from time to time in accordance with Section 12.3(d) [***].

(b)    [See Annex 1.]

(c)    This Section 10.12 shall not apply to, and expressly excludes, the Patent Rights licensed under any Third Party Collaboration Agreement.

ARTICLE 11

BOOKS, RECORDS AND INSPECTIONS; AUDITS AND ADJUSTMENTS

11.1    Books and Records. Section 11.1 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). Each Party shall keep its books of record and account to the extent related to this Agreement in a readily available and organized form to allow an independent auditor to verify the accuracy of all financial, accounting and numerical information provided in a reasonably efficient manner. To the extent an audited Party is reasonably determined to not be in compliance with the previous sentence, such audited Party shall be responsible for any additional fees charged by the independent auditor to the auditing Party as a result of additional time spent by the independent auditor assembling or organizing such information.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.2    Audits and Adjustments. Section 11.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

11.3    GAAP. Section 11.3 of the Collaboration Agreement is hereby incorporated by reference into this Agreement

ARTICLE 12

REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1    Joint Representations and Warranties. Each Party hereto represents and warrants to the other Party, as of the Effective Date, as follows: (a) it is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation; (b) it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action necessary to enter into, deliver, and perform this Agreement; (c) the execution and performance by it of its obligations hereunder will not constitute a breach of, or conflict with, its organizational documents nor any other material agreement or arrangement, whether written or oral, by which it is bound or requirement of Applicable Laws; (d) this Agreement is its legal, valid and binding obligation, enforceable in accordance with the terms and conditions hereof (subject to Applicable Laws of bankruptcy and moratorium); (e) such Party is not prohibited by the terms of any agreement to which it is a party from granting the licenses expressly to the other Party hereunder; (f) no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee in connection with this Agreement or the transactions contemplated hereby based on arrangements made by it or on its behalf; and (g) it has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by it as of the Effective Date, as applicable, in connection with the execution, delivery and performance of this Agreement.

12.2    Additional Representations and Warranties of the Parties.

(a)    By Intellia. [See Annex 1.]

(b)    By Regeneron. [See Annex 1.]

12.3    Covenants.

(a)    Each Party hereby covenants to the other Party as follows: (i) it will not during the Term grant any right or license to any Third Party which would be in conflict with the rights granted to the other Party under this Agreement, and (ii) neither Party will use the Patent Rights, Know-How, materials, or Confidential Information of the other Party outside the scope of the licenses and rights granted to it under this Agreement.

(b)    Intellia (on behalf of itself and its Affiliates) hereby further covenants to Regeneron that it (and they) shall not assign, transfer, convey or otherwise grant to any Person or otherwise encumber (including through lien, charge, security interest, mortgage, encumbrance or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

otherwise) any rights to any Intellia Know-How or Intellia Patent Rights, in any manner that would conflict with, or would adversely interfere with, the grant of the rights or licenses granted to Regeneron hereunder.

(c)    Regeneron (on behalf of itself and its Affiliates) hereby further covenants to Intellia that it (and they) shall not assign, transfer, convey or otherwise grant to any Person or otherwise encumber (including through lien, charge, security interest, mortgage, encumbrance or otherwise) any rights to any Regeneron Know-How or Regeneron Patent Rights, in any manner that would conflict with, or would adversely interfere with, the grant of the rights or licenses granted to Intellia hereunder.

(d)    [See Annex 1.]

12.4    Compliance with Laws. Section 12.5 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

12.5    Disclaimer of Warranties. EXCEPT AS OTHERWISE SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE SUCCESS OR POTENTIAL SUCCESS OF ANY ACTIVITIES PERFORMED UNDER ANY PLAN OR THE DEVELOPMENT, COMMERCIALIZATION, MARKETING OR SALE OF ANY CO-FUNDING PRODUCT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.6    Exclusivity. The Parties hereby agree as follows:

(a)    Exception to Intellia Liver Exclusivity. For clarity, nothing in Section 12.7(a) of the Collaboration Agreement shall restrict or limit or otherwise be deemed to restrict or limit Intellia’s rights under this Agreement to research, develop, manufacture, commercialize or otherwise exploit Intellia Co-Funding Products as a Lead Party in accordance with this Agreement or Intellia’s rights under this Agreement to act as a Participating Party with respect to Regeneron Co-Funding Products.

(b)    Target Exclusivity. Except in accordance with this Agreement in accordance with an applicable Plan, neither Party or its Affiliates will, on its or their own, or by assisting or working with or through any Third Party (or otherwise granting any licenses or other rights to any Third Party to) [***]. Nothing in this Section 12.6(b) shall be deemed to restrict either Party or its Affiliates from [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)    Change of Control of a Party. Notwithstanding anything in this Agreement to the contrary, in the event of a Change of Control of a Party, [***] (each, an “Existing Permitted Change of Control CP”). [***].

(d)    Other Acquisitions by a Party. Notwithstanding Section 12.6(b), in the event that a Party or its Affiliates acquire a Third Party or a portion of the business of a Third Party (whether by merger, stock purchase, purchase of assets or other means of acquiring ownership) (such Party, the “Acquiring Party” and such acquisition, a “Third Party Acquisition”) that is, immediately prior to such acquisition, conducting a research, development or commercialization program that, if conducted by such Party at such time, would be a breach of such Party’s exclusivity obligation in Section 12.6(b) (a “Competing Program”), the Acquiring Party shall give the other Party express written notice thereof within [***] Business Days after the closing of such Third Party Acquisition and furthermore the Acquiring Party shall in its sole discretion do one of the following within [***] days after the closing of such Third Party Acquisition:

(i)    [***];

(ii)    [***]; or

(iii)    [***].

(iv)    [***].

ARTICLE 13

CONFIDENTIALITY

13.1    Confidential Information.

(a)    Each Party and its Affiliates (in such capacity, collectively, the “Receiving Party”) shall keep confidential, and other than as provided herein, shall not disclose, directly or indirectly, any proprietary or confidential information, including any proprietary data, inventions, documents, ideas, information, discoveries, or materials, Controlled by the other Party or its Affiliates (in such capacity, collectively, the “Disclosing Party”), whether in tangible or intangible form, including Regeneron Contributed IP and Intellia Know-How, that is disclosed pursuant to this Agreement (the “Confidential Information”).

(b)    Each Party and its Affiliates shall use the Confidential Information of the other Party and its Affiliates solely for the purpose of exercising its rights and performing its obligations hereunder.

(c)    Each Party covenants that neither it nor any of its respective Affiliates shall disclose any Confidential Information of the other Party to any Third Party except (i) to its directors, officers, employees, agents, consultants and subcontractors to the extent necessary to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

perform such Party’s obligations, or exercise such Party’s rights, hereunder, provided such directors, officers, employees, agents, consultants, subcontractors or other Persons are subject to confidentiality obligations applicable to such Confidential Information no less strict than those set forth herein, (ii) as approved by the Disclosing Party hereunder in writing, (iii) as set forth elsewhere in this Agreement, including to subcontractors and sublicensees in accordance with Section 7.2, (iv) to file or prosecute Patent Rights in accordance with this Agreement, (v) to prosecute or defend litigation as permitted by this Agreement, (vi) to any Governmental Authority or other Regulatory Authority in order to gain or maintain approval to conduct clinical trials or to market Co-Funding Products, but such disclosure may be only to the extent reasonably necessary to obtain such approvals (subject to the applicable provisions of Article 3, Article 4, Article 5 and Article 8 as and to the extent applicable), or (vii) as required by Applicable Law, valid order of a court of competent jurisdictions, or other judicial or administrative proceedings of any Governmental Authority requires to be disclosed, provided that in the case of (v), (vi) or (vii) the Receiving Party gives the Disclosing Party reasonable advance notice (if practical) of such required disclosure in sufficient time to enable the Disclosing Party to seek confidential treatment for such information, and provided further that the Receiving Party provides all reasonable cooperation to assist the Disclosing Party to protect such information and limits the disclosure to that information which is required by Applicable Law to be disclosed, and also provided that, such information shall still be treated as Confidential Information for all purposes other than satisfaction of such disclosure requirement.

(d)    Other Co-Funding Agreement Inventions, Co-Funding Product Inventions to the extent jointly owned by the Parties as provided in Section 10.1(a), and Joint Improvements shall be Confidential Information of both Parties; provided that the Other Co-Funding Agreement Inventions, and Joint Improvements may be utilized as provided in (c) above, as well as, the following: (i) used by either Party (or their respective subcontractors, licensees or sublicensees) but not disclosed to Third Parties except as other Confidential Information may be disclosed by the Receiving Party (a) as expressly permitted herein (including through the publication procedures set forth in Section 13.4) or (b) with the prior written consent of the other Party; (ii) disclosed under commercially reasonable confidentiality terms and solely to the extent reasonably necessary to any potential or actual investor, advisor, lender, investment banker, financing partner, or acquirer; and (iii) disclosed under confidentiality obligations at least as restrictive as, or substantially the same as, those set forth herein (except with respect to the duration of such obligations, which shall not be less than [***] years from the date that the agreement under which such information is disclosed), to any actual or prospective subcontractor, licensee or sublicensee. Notwithstanding the foregoing or anything to the contrary contained herein, (A) (I) Regeneron Materials Improvements, Know-How within the Regeneron Contributed Technology and Know-How within the Regeneron Co-Funding Product Inventions to the extent solely owned by Regeneron and (II) any other Confidential Information to the extent related to Regeneron Co-Funding Products or Regeneron Co-Funding Targets, shall be the Confidential Information of Regeneron, and (B)(I) Intellia Know-How [***], (II) Intellia Materials Improvements and Know-How within the Intellia Co-Funding Product Inventions to the extent solely owned by Intellia and (III) any other Confidential Information to the extent related to Intellia Co-Funding Products or Intellia Co-Funding Targets, shall be the Confidential Information of Intellia.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.2    Exceptions. Section 13.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

13.3    Injunctive Relief. Section 13.3 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

13.4    Publications.

(a)    Joint Improvements and Other Co-Funding Agreement Inventions. Subject to the prior written consent of the JSC and subject further to Sections 13.4(b) and 13.4(c), either Party may issue publications in scientific journals and make scientific presentations regarding Joint Improvements or Other Co-Funding Agreement Inventions with the order and inclusion of Intellia and Regeneron authors to be agreed upon in accordance with International Committee of Medical Journal Editors (ICJME) Standards or other mutually agreed upon applicable standards and in compliance with any applicable rules or policies of the publisher of such publication.

(b)    Co-Funding Products, Co-Funding Targets and Co-Funding Product Inventions. Subject to Section 13.4(c), Regeneron shall have the sole right to issue and control all publications in scientific journals and make scientific presentations regarding Regeneron Co-Funding Products, Regeneron Co-Funding Targets and the Regeneron Co-Funding Product Inventions that are solely owned by Regeneron, and to extent Intellia contributes to such publication, the order and inclusion of Regeneron and Intellia authors to be agreed upon in accordance with International Committee of Medical Journal Editors (ICJME) Standards or other mutually agreed upon applicable standards and in compliance with any applicable rules or policies of the publisher of such publication.. Subject to Section 13.4(c), Intellia shall have the sole right to issue and control all publications in scientific journals and make scientific presentations regarding Intellia Co-Funding Products, Intellia Co-Funding Targets and the Intellia Co-Funding Product Inventions that are solely owned by Intellia, and to extent Regeneron contributes to such publication, the order and inclusion of Intellia and Regeneron authors to be agreed upon in accordance with International Committee of Medical Journal Editors (ICJME) Standards or other mutually agreed upon applicable standards and in compliance with any applicable rules or policies of the publisher of such publication.

(c)    Review Rights. If the JSC approves a publication under Section 13.4(a), Regeneron intends to make a publication under the first sentence of Section 13.4(b) or Intellia intends to make a publication under the second sentence of Section 13.4(b), the publishing Party shall provide the non-publishing Party an advance copy of any such proposed publication prior to submission for publication or disclosure. The non-publishing Party shall have a reasonable opportunity to (i) recommend any changes to prevent disclosure of its Confidential Information (including any joint Confidential Information) and (ii) file a Patent Application related to such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Confidential Information, if any. The publishing Party shall remove any such Confidential Information, and shall not make any such publication if the non-publishing Party requests a delay of up to [***] days to enable it to file Patent Applications until expiration of such [***] day period.

13.5    Disclosures Concerning this Agreement.

(a)    Press Releases. The Parties do not intend to issue a press release announcing the execution of this Agreement. Excluding the first sentence, the remainder of Section 13.5(a) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

(b)    Agreement Terms. Except as required by a Governmental Authority or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded), or in connection with the enforcement of this Agreement, neither Party (or their respective Affiliates) shall disclose to any Third Party, under any circumstances, any terms of this [***] that have not been previously disclosed publicly in accordance with this Article 13 without the prior written consent of the other Party, which consent shall not be unreasonably conditioned, withheld or delayed; except for disclosures thereof pursuant to Section 7.3(e) of this Agreement or (i) to potential or actual investors, advisors, lenders, investment bankers, financing partners, acquirers, subcontractors, licensees or sublicensees that are bound by obligations of confidentiality and nonuse substantially equivalent in scope to those included herein with a term of at least [***] years (but of shorter duration if customary in connection with any disclosure to a potential or actual investor, advisor, lender, investment banker or financing partner) or (ii) to Persons that are identified in Section 13.1(c)(i) who are subject to the confidentiality obligations specified therein; provided that, in the event of any such disclosure to a Third Party who is a potential or actual investor, advisor, lender, financing partner, acquirer, licensee or sublicensee (A) this Agreement shall only be initially disclosed in the Redacted Agreement form to such Third Party and its advisors and (B) after negotiations with any such Third Party have progressed so that the Disclosing Party reasonably and in good faith believes it will execute a definitive agreement with such Third Party within [***] Business Days, this Agreement may be disclosed in an unredacted form to such Third Party and its advisors as and to the extent relevant to such Third Party [***].

(c)    Communications General. Any mechanisms and procedures established by the JSC pursuant to Section 13.5(c) of the Collaboration Agreement to ensure coordinated timely corporate communications relating to the Collaboration Agreement shall also apply to this Agreement, including the Co-Funding Products.

(d)    Publicly Traded Company. Each Party acknowledges that the other Party, as a publicly traded company, is legally obligated to make timely disclosures of all material events relating to its business. Therefore, the Parties acknowledge that either or both Parties may be obligated to file a copy of this Agreement with the United States Securities and Exchange Commission or its equivalent (the “SEC”). The Parties agree that the form of the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

redacted version of this Agreement (the “Redacted Agreement”), which shall be mutually agreed by the Parties in good faith within [***] Business Days of the Effective Date, may be used as its filing (or submission) of this Agreement to the SEC, and the Parties shall cooperate with one another and use reasonable efforts to obtain confidential treatment of confidential information (including any information that constitutes a trade secret or a sensitive commercial term), including with respect to any comments received from the SEC with respect to the proposed redactions. The Parties further agree that, following the initial filing (or submission) of the Redacted Agreement, the filing Party will (i) promptly deliver to the non-filing Party any written correspondence received by the filing Party or its representatives from the SEC with respect to such confidential treatment request and promptly advise the non-filing Party of any other communications between the filing Party or its representatives with the SEC with respect to such confidential treatment request, allowing a reasonable time for the non-filing Party to review and comment; (ii) upon the written request of the non-filing Party, request an appropriate extension of the term of the confidential treatment period; and (iii) if the SEC requests any changes to the redactions set forth in the Redacted Agreement, to the extent reasonably practicable, not agree to any changes to the Redacted Agreement without first discussing such changes with the non-filing Party and taking the non-filing Party’s comments into consideration when deciding whether to agree to such changes. In addition, each Party will provide the other Party with an advance copy of any securities filings in which the Agreement is discussed or disclosed, in each case only to the extent describing this Agreement or referencing the other Party, allowing a reasonable time (but in no event less than [***] Business Days) for the other Party to review and comment, and will reasonably consider and, to the extent permitted by a Governmental Authority, or Applicable Law (including the rules and regulations of any stock exchange or trading market on which a Party’s (or its parent entity’s) securities are or will be traded), incorporate the other Party’s timely comments thereon; [***].

ARTICLE 14

INDEMNITY

14.1    Indemnity and Insurance.

(a)    Intellia’s Indemnification Obligations. Intellia will indemnify and hold harmless Regeneron, its Affiliates and their respective officers, directors, employees and agents (“Regeneron Indemnitees”) from and against all loss, liabilities, damages, penalties, fines and expenses, including reasonable attorneys’ fees and costs (collectively, “Damages”), incurred by any Regeneron Indemnitee as a result of a Third Party’s claim, action, suit, settlement, or proceeding (each, a “Claim”) against a Regeneron Indemnitee that arises out of or results from:

(i)    the gross negligence, recklessness, willful misconduct, or intentional wrongful acts or omissions of Intellia or any other Intellia Indemnitee(s) in its performance under the Plans or other activity under this Agreement, including in connection with the Development, Manufacture or Commercialization of any Co-Funding Product in the Field; or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)    breach by Intellia of this Agreement (including the inaccuracy of any representation or warranty made by Intellia in this Agreement);

in each case, except to the extent such Claim is subject to Regeneron’s indemnification obligations under Section 14.1(b)(i) or (ii) below.

(b)    Regeneron’s Indemnification Obligations. Regeneron will indemnify and hold harmless Intellia, its Affiliates and their respective officers, directors, employees and agents (“Intellia Indemnitees”) from and against all Damages incurred by any Intellia Indemnitee as a result of a Claim against an Intellia Indemnitee that arises out of or results from:

(i)    the gross negligence, recklessness, willful misconduct, or intentional wrongful acts or omissions of any Regeneron or any other Regeneron Indemnitee(s) in its performance under the Plans or other activity under this Agreement, including in connection with the Development, Manufacture or Commercialization of any Co-Funding Product in the Field; or

(ii)    breach by Regeneron of this Agreement (including the inaccuracy of any representation or warranty made by Regeneron in this Agreement);

in each case, except to the extent such Claim is subject to Intellia’s indemnification obligations under Section 14.1(a)(i) or (ii) above.

(c)    Product Liability. In the event of any Third Party product liability Claim alleging that the Development, Manufacture or Commercialization of any Co-Funding Product in the Field causes damages for which, and to the extent to which, neither Party is entitled to indemnification hereunder, during the Term such Damages shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses. Regeneron shall have the sole right, but not the obligation, to defend any such Third Party product liability claim of a Regeneron Co-Funding Product. Intellia shall have the sole right, but not the obligation, to defend any such Third Party product liability claim of an Intellia Co-Funding Product. The non-defending Party shall provide reasonable cooperation and assistance to the defending Party.

14.2    Indemnity Procedure.

(a)    Notification. The Party entitled to indemnification under this Article 14 (an “Indemnified Party”) shall notify the Party potentially responsible for such indemnification (the “Indemnifying Party”) within [***] Business Days of becoming aware of any Claim asserted or threatened in writing against the Indemnified Party which could give rise to a right of indemnification under this Agreement; provided, however, that the failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that such failure materially prejudices the Indemnifying Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)    Control of Defense. If the Indemnifying Party elects in writing to the Indemnified Party that it will assume control of the defense of such Claim, the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party; provided, however, that the Indemnifying Party may not enter into any compromise or settlement unless (i) such compromise or settlement includes as an unconditional term thereof, the giving by each claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim; and (ii) the Indemnified Party consents to such compromise or settlement, which consent shall not be conditioned, withheld or delayed unless such compromise or settlement involves (A) any admission of legal wrongdoing by the Indemnified Party, (B) any payment by the Indemnified Party that is not indemnified hereunder or (C) the imposition of any equitable relief against the Indemnified Party. If the Indemnifying Party does not elect to assume control of the defense of such Claim within [***] days of its receipt of notice thereof, or if the Indemnifying Party elects in writing to the Indemnified Party to cease maintaining control of the defense of such Claim, the Indemnified Party shall have the right, at the expense of the Indemnifying Party, upon at least [***] Business Days’ prior written notice to the Indemnifying Party of its intent to do so, to undertake the defense of such Claim for the account of the Indemnifying Party (with counsel reasonably selected by the Indemnified Party and approved by the Indemnifying Party, such approval not unreasonably conditioned, withheld or delayed), provided, that the Indemnified Party shall keep the Indemnifying Party apprised of all material developments with respect to such Claim and promptly provide the Indemnifying Party with copies of all correspondence and documents exchanged by the Indemnified Party and the opposing party(ies) to such Claim. The Indemnified Party may not compromise or settle such Claim without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

(c)    Indemnified Party’s Participation. The Indemnified Party shall cooperate with the Indemnifying Party in, and may participate in, but not control, any defense or settlement of any Claim controlled by the Indemnifying Party pursuant to this Section 14.2 and shall bear its own costs and expenses with respect to such participation; provided, however, that the Indemnifying Party shall bear such costs and expenses if counsel for the Indemnifying Party shall have reasonably determined that such counsel may not properly represent both the Indemnifying Party and the Indemnified Party (and the Out-of-Pocket Costs of the Indemnified Party shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses if the Claim is covered by Section 10.9 or Section 14.1(c)).

(d)    Defense Procedures For Damages that are Other Shared Expenses. The indemnification procedures in this Section 14.2 shall apply to Claims for which each Party indemnifies the other Party for its Co-Funding Percentage subject to Section 9.3(b) of all Damages under the terms of Section 10.9 and Section 14.1(c); provided that Regeneron shall be deemed to be the Indemnifying Party if the Claim in Section 10.9 or Section 14.1(c) relates to a Regeneron Co-Funding Product and Intellia shall be deemed to be the Indemnifying Party if the Claim in Section 10.9 or Section 14.1(c) relates to an Intellia Co-Funding Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.3    Insurance. During the Term and for a minimum period of [***] years thereafter and for an otherwise longer period as may be required by Applicable Law, each of Regeneron and Intellia will (i) use Commercially Reasonable Efforts to procure and maintain appropriate commercial general liability and product liability insurance in amounts appropriate for the industry and considering the activities being conducted or (ii) with respect to Regeneron as of the Effective Date, or Intellia as such time as Intellia and its Affiliates have annual revenue in excess of [***] (including after any Change of Control of Intellia), procure and maintain adequate insurance by means of self-insurance in such amounts and on such terms as are consistent with normal business practices of large pharmaceutical companies in the life sciences industry. Such insurance shall insure against liability arising from this Agreement on the part of Regeneron or Intellia, respectively, or any of their respective Affiliates, due to injury, disability or death of any person or persons, or property damage arising from activities performed in connection with this Agreement. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under Section 14.1 or otherwise. Any insurance proceeds received by a Party in connection with any Damages shall be retained by such Party and shall not reduce any obligation of the other Party.

ARTICLE 15

FORCE MAJEURE

Article 15 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

ARTICLE 16

TERM AND TERMINATION3

16.1    Term. The “Term” of this Agreement shall begin on the Effective Date and will expire with respect to all Co-Funding Products Directed to such Co-Funding Target at such time as neither the Lead Party nor any of its Affiliates, nor any of their respective sublicensees, is Developing, Commercializing and Manufacturing (for purposes of Development or Commercialization) any Co-Funding Product in the Field Directed to such Co-Funding Target anywhere in the world under this Agreement (and such cessation of Development, Manufacturing and Commercialization activities is acknowledged by the Lead Party in writing to be permanent), unless this Agreement is earlier terminated in its entirety in accordance with this Article 16, in which event the Term shall end on the effective date of such termination.

16.2    Termination for Insolvency. Section 16.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

[3]

NTD: May be subject to further consideration by the parties as the draft progresses. In the final document, the termination scenarios will be included in the sub-annexes depending on the category of Co-Funding Target.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.3    Termination of Co-Funding Target for which a Party is the Lead Party for Convenience. At any time, upon one hundred eighty (180) days advanced written notice, with respect to all Co-Funding Products Directed to such Co-Funding Target, the Lead Party may terminate this Agreement with respect to the Co-Funding Target and all Co-Funding Products hereunder; provided, that, the Lead Party’s obligation to use Commercially Reasonably Efforts to develop and commercialize Co-Funding Products with respect to a given Co-Funding Target and such Co-Funding Products shall continue during the one hundred eighty (180)-day period following its delivery of such a notice of termination with respect to such terminated Co-Funding Target in accordance with this Agreement.

16.4    Termination of Co-Funding Target by the Participating Party for Convenience.

(a)    The Participating Party may terminate this Agreement, (i) at any time upon one hundred eighty (180) days advanced written notice, (ii) within the first three (3) months after the Effective Date, pursuant to Section 3.2(b), (iii) within three (3) months of the approval of a Global Development Plan by the JSC that exceeds the previously-approved Global Development Budget for any Contract Year by more than [***]; or (iv) within three (3) months of the approval of a Global Commercialization Plan by the JSC that exceeds the previously-approved Global Commercialization Budget for any Contract Year by more than [***].

(b)    With respect to termination under Section 16.4(a)(i) or Section 16.4(a)(ii), the Participating Party shall continue to be responsible for its share (applicable Co-Funding Percentage) of all Development Costs and Shared Commercial Expenses incurred in connection with the Co-Funding Product in accordance with the Global Development Budget set forth in the last Global Development Plan approved by the JSC and in accordance with the Global Commercialization Budget set forth in the last Global Commercialization Plan approved by the JSC and the Country/Region Commercialization Budget set forth in the last Country/Region Commercialization Plan approved by the JSC, including the U.S. Commercialization Budget set forth in the last U.S. Commercialization Plan, to the extent applicable, in each case prior to the Participating Party’s notice of termination up until the effective date of termination in accordance with this Section 16.4.

(c)    With respect to termination under Section 16.4(a)(iii) or Section 16.4(a)(iv), the Participating Party shall continue to be responsible for its share (applicable Co-Funding Percentage) of all Development Costs and Shared Commercial Expenses incurred in connection with the Co-Funding Product in accordance with the previously-approved Global Development Budget and in accordance with the previously-approved Global Commercialization Budget and the previously-approved Country/Region Commercialization Budget, including the previously approved U.S. Commercialization Budget, to the extent applicable, in each case prior to the Participating Party’s notice of termination up until the effective date of termination in accordance with this Section 16.4. [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.5    Breach of the Agreement.

(a)    Either Party may terminate this Agreement in accordance with the remainder of this Section 16.5, its entirety if, as applicable, the other Party commits a material breach of this Agreement, in a manner that fundamentally frustrates the value or essential characteristics of the transactions contemplated by this Agreement.

(b)    In the event that one Party (the “Alleging Party”) believes that the other Party (the “Alleged Party”) has committed a material breach, the Alleging Party shall provide written notice (“Breach Notice”) to the Alleged Party describing in an appropriate detail the nature of such material breach.

(c)    The Alleged Party shall have ninety (90) days from its receipt of the Breach Notice to cure such material breach; provided that if such breach is not curable within the foregoing cure period, then such cure period will be extended for a period of up to sixty (60) additional days (for a total cure period of one hundred fifty (150) days) if the Alleged Party prepares and provides to the Alleging Party a reasonable written plan for curing such breach and uses Commercially Reasonable Efforts to cure such breach in accordance with such written plan. In the event such breach is not cured within such ninety (90) or one hundred fifty (150) day period, as applicable, this Agreement or portion thereof, as applicable, may be terminated immediately by the Alleging Party.

(d)    In the event of a good faith dispute as to the existence or materiality of a breach specified in such notice, including any good faith dispute as to payments due under this Agreement, and the Alleged Party provides the Alleging Party notice of such dispute within such ninety (90) day period, the cure period will be tolled from the date the Alleged Party notifies the Alleging Party of such good faith dispute and through the diligent resolution of such dispute in accordance with the applicable provisions of this Agreement (provided that if such dispute relates to payment, the cure period will only apply with respect to payment of disputed amounts, and not with respect to undisputed amounts). It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement will remain in effect and the Parties will continue to perform all of their respective obligations, and retain their respective rights, hereunder. Termination will become effective, if at all, following a final and conclusive determination pursuant to 17.1(c) of the Collaboration Agreement (which is incorporated into this Agreement in accordance with Section 17.1) that the Alleged Party committed such material breach and failed to cure the same during the applicable cure period.

16.6    Termination for IP Challenge. With respect to Co-Funding Products, Section 16.5 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) and all references to Regeneron Target or Regeneron Product therein shall be deemed to refer to the Co-Funding Target and Co-Funding Product(s) respectively.

16.7    Termination for Suspension of Development or Commercialization. If during the period after the Effective Date, the Lead Party elects to permanently discontinue all Development, Commercialization and Manufacturing (for purposes of Development or

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Commercialization) of all Co-Funding Products Directed to the Co-Funding Target it shall provide written notice to the Participating Party which will automatically be treated as the Lead Party’s submission of written notice pursuant to Section 16.3 with respect to the Co-Funding Target.

16.8    Effects of Termination of the Agreement where Regeneron is the Lead Party, except if the Agreement is Terminated by Intellia pursuant to Section 16.4.

(a)    If this Agreement is terminated by either Party with respect to a Co-Funding Target for which Regeneron is the Lead Party for any reason other than by Intellia pursuant to Section 16.4 then the following provisions of this Section 16.8(a) will apply, subject to Section 16.8(b):

(i)    This Agreement shall terminate in its entirety with respect to such Terminated Co-Funding Target and Terminated Co-Funding Products, including the licenses granted to the Parties under Section 6.1, Section 6.2 and Section 6.6 and the exclusivity under Section 12.6(b).

(ii)    Sections 16.7(c)-(l) of the Collaboration Agreement are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) (including all provisions in the Collaboration Agreement that are incorporated by reference into such provisions), except that (A) references to the Terminated Regeneron Target in such provisions shall be deemed to refer to the Terminated Co-Funding Target and (B) Regeneron’s interest in and to the Converted CFP Inventions shall be included within the Collaboration Reversion IP thereunder. Intellia may request a transition services agreement or other like agreement to effect such transfer. Within ninety (90) days after Regeneron receives such request, the Parties will use Commercially Reasonable Efforts to enter into such agreement on commercially reasonable terms to effectuate Sections 16.7(c)-(l) of the Collaboration Agreement, and to the extent Regeneron is Manufacturing the Terminated Co-Funding Product at the time of termination, requiring Regeneron to use Commercially Reasonable efforts to perform a manufacturing technology transfer to Intellia and providing that Intellia will pay Regeneron for Regeneron’s fully-burdened FTEs and Out-of-Pocket Costs associated with performing a manufacturing technology transfer.

(iii)    Regeneron shall assign to Intellia all right, title and interest in the Intellia Material Improvements within Co-Funding Product Inventions that solely relates to the Terminated Co-Funding Products.

(b)    If this Agreement is terminated by Regeneron pursuant to Section 16.5 (Breach), then, (i) this Agreement shall terminate in its entirety with respect to such Terminated Co-Funding Target, and Terminated Co-Funding Products, including the licenses granted to the Parties under Section 6.1, Section 6.2 and Section 6.6 and the exclusivity under Section 12.6(b), and (ii) Regeneron may elect (which election shall be made in writing by Regeneron no later than thirty (30) days of such determination thereof and no later than the effective date of

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termination of this Agreement) that the Collaboration Agreement (and all the terms and conditions therein) shall be deemed to apply to such Terminated Co-Funding Target and all Terminated Co-Funding Products that are Directed to such Terminated Co-Funding Target, and upon such election, the Terminated Co-Funding Target shall become a Regeneron Target and all associated Terminated Co-Funding Products shall be deemed to be Regeneron Products (provided that if Intellia disputes whether such material breach has occurred and notifies Regeneron thereof in writing within sixty (60) days after receipt of Regeneron’s notice, Regeneron shall not have the right to exercise its remedies under this Section 16.8(b) until such dispute is resolved pursuant to Section 17.1(c) of the Collaboration Agreement (which is incorporated into this Agreement in accordance with Section 17.1), provided that the scope of such dispute resolution shall be limited to determination of whether a material breach has occurred solely for purposes of Regeneron being able to exercise its rights under this Section 16.8(b) and for no other purposes). It is understood and agreed by the Parties that Regeneron may only Develop, Manufacture or Commercialize CPs (including Terminated Co-Funding Products) Directed to such Terminated Co-Funding Target by electing this option. If Regeneron exercises its rights under this Section 16.8(b), Regeneron shall not be entitled to seek any monetary damages against Intellia under a breach of contract or other claim to the extent that such damages arise from or are a result of the material breach giving rise to Regeneron’s termination right with respect to such Terminated Co-Funding Target (provided that, for clarity, Regeneron shall still be entitled to bring an indemnification claim pursuant to Section 14.1 or seek equitable remedies).

16.9    Effects of Termination of the Agreement where Regeneron is the Lead Party if the Agreement is Terminated by Intellia pursuant to Section 16.4. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement with respect to a Co-Funding Target for which Regeneron is the Lead Party is terminated by Intellia pursuant to Section 16.4, then this Agreement shall terminate in its entirety with respect to such Terminated Co-Funding Target and Terminated Co-Funding Products, including the licenses granted to the Parties under Section 6.1, Section 6.2 and Section 6.6 and the exclusivity under Section 12.6(b), and the Collaboration Agreement (and all the terms and conditions therein) shall be deemed to apply to such Terminated Co-Funding Target and all Terminated Co-Funding Products that are Directed to such Terminated Target, and such Terminated Co-Funding Target shall be considered a Regeneron Target and all Terminated Co-Funding Products shall be deemed to be Regeneron Products.

16.10    Effects of Termination of the Agreement where Intellia is the Lead Party, except if the Agreement is Terminated by Intellia pursuant to Section 16.3 or Section 16.7 or the Agreement is Terminated by Regeneron pursuant to Section 16.4. If this Agreement with respect to a Co-Funding Target for which Intellia is the Lead Party is terminated by either Party for any reason other than by Intellia pursuant to Section 16.3 or Section 16.7 or by Regeneron pursuant to Section 16.4 then the provisions of this Section 16.10 will apply:

(a)    This Agreement shall terminate in its entirety, including the licenses granted under Section 6.3, Section 6.5, and Section 6.6 and the exclusivity under Section 12.6(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)    Section 16.12(a) through 16.12(c) shall apply.

(c)    Intellia shall assign to Regeneron all right, title and interest in the Regeneron Material Improvements within Co-Funding Product Inventions that solely relates to the Terminated Co-Funding Products, and such Regeneron Material Improvements shall be deemed to be Regeneron Contributed IP for purposes of Section 16.12(c).

16.11    Effects of Termination of the Agreement where Intellia is the Lead Party if this Agreement is Terminated by Intellia pursuant to Section 16.3 or Section 16.7. With respect to Intellia Co-Funding Targets and Intellia Co-Funding Products, without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated by Intellia pursuant to Section 16.3 or Section 16.7, then the provisions of this Section 16.11 will apply:

(a)    This Agreement shall terminate in its entirety, including the licenses granted under Section 6.3, Section 6.5, and Section 6.6 and the exclusivity under Section 12.6(b), and the Collaboration Agreement (and all the terms and conditions therein) shall be deemed to apply to such Terminated Target and all Terminated Co-Funding Products, and such Terminated Target shall be deemed to be a Regeneron Target and the Terminated Co-Funding Products shall be deemed to be Regeneron Products and Section 16.7(d)-(l) of the Collaboration Agreement shall apply mutatis mutandis so that Regeneron may assume development and commercialization of Terminated Co-Funding Products as Regeneron Products thereunder. Regeneron may request a transition services agreement or other like agreement to effect such transfer. Within [***] days after Intellia receiving such request, the Parties will use Commercially Reasonable Efforts to enter into such agreement on commercially reasonable terms to effectuate Sections 16.7(d)-(l) of the Collaboration Agreement mutatis mutandis, and to the extent Intellia is Manufacturing the Terminated Co-Funding Product at the time of termination, requiring Intellia to use Commercially Reasonable efforts to perform a manufacturing technology transfer to Regeneron and providing that Regeneron will pay Intellia for Intellia’s fully-burdened FTEs and Out-of-Pocket Costs associated with performing a manufacturing technology transfer.

(b)    Intellia shall assign to Regeneron all right, title and interest in the Regeneron Material Improvements within Co-Funding Product Inventions that solely relates to the Terminated Co-Funding Products.

16.12    Effects of Termination of the Agreement where Intellia is the Lead Party if this Agreement is Terminated by Regeneron pursuant to Section 16.4. With respect to Intellia Co-Funding Targets and Intellia Co-Funding Products, without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated by Regeneron pursuant to Section 16.4, then the provisions of this Section 16.12 will apply:

(a)    This Agreement shall terminate in its entirety with respect to such Terminated Co-Funding Target and all Terminated Co-Funding Products Directed to such Terminated Target, including the licenses granted under Section 6.3, Section 6.5, and Section 6.6 and the exclusivity under Section 12.6(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)    If Regeneron has paid at least [***] in Development Costs for such Terminated Co-Funding Products, all such Terminated Co-Funding Products shall be subject to the payment by Intellia to Regeneron of royalties on Net Sales of such Terminated Co-Funding Products at the rate set forth in the table below based on the stage of the most advanced Terminated Co-Funding Product Directed to the applicable Terminated Co-Funding Target and Regeneron’s Co-Funding Percentage, in each case, as of the effective date of termination with respect to such Terminated Co-Funding Target and Section 16.7(c)(v) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) (including all provisions in the Collaboration Agreement that are incorporated by reference into such provisions), except that references to the Reversion Product in such provisions shall be deemed to refer to the Terminated Co-Funding Product and the proviso in the last sentence of Section 16.7(c)(v) of the Collaboration Agreement shall also apply in the event that no employee or agent of Regeneron is an inventor, either sole or joint, on at least one Patent licensed to Intellia with a Valid Claim that covers the Terminated Co-Funding Product, but in no event shall the royalties be less than the royalties in the table below in the column under the heading “Royalty Rate if Regeneron’s Co-Funding Percentage is [***].

Stage	Royalty Rate if Regeneron’s Co- Funding Percentage is [***]		Royalty Rate if Regeneron’s Co- Funding Percentage is [***]
The Lead Party has commenced [***]	[***	]	[***	]
The first patient has been dosed in a [***]	[***	]	[***	]
The first patient has been dosed in a [***]	[***	]	[***	]
Anytime following the presentation of [***] to the JDC [***]	[***	]	[***	]

(c)    Effective upon the effective date of termination, Regeneron shall grant, and hereby grants, to Intellia a perpetual, irrevocable, worldwide, sublicensable through multiple tiers (in accordance with Section 7.2(c) of the Collaboration Agreement applied mutatis mutandis), non-exclusive license under the Regeneron Contributed IP that as of the date of notice of termination has been actually incorporated into or is otherwise necessary for the use or manufacture of any Terminated Co-Funding Product to use, practice and otherwise exploit such Regeneron Contributed IP to research, develop, make, have made, use, sell, offer for sale and import Terminated Co-Funding Products for any and all uses in the Field.

(d)    Intellia shall assign to Regeneron all right, title and interest in the Regeneron Material Improvements within Co-Funding Product Inventions that solely relates to the Terminated Co-Funding Products, and such Regeneron Material Improvements shall be deemed to be Regeneron Contributed IP for purposes of Section 16.12(c).

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16.13    Participating Party’s Remedies in lieu of Termination.

(a)    In the event that the Participating Party notifies the Lead Party in writing that Lead Party has materially breached this Agreement such that the Participating Party would have a right of termination pursuant to Section 16.5 as a result of such material breach (including the application of Section 16.5(b)) (provided that if the Lead Party disputes whether such material breach has occurred and notifies the Participating Party thereof in writing within sixty (60) days after receipt of the Participating Party’s notice, the Participating Party shall not have the right to exercise its remedies under this Section 16.13 until such dispute is resolved pursuant to Section 17.1(b) of the Collaboration Agreement (which is incorporated into this Agreement in accordance with Section 17.1), provided that the scope of such dispute resolution shall be limited to determination of whether a material breach has occurred solely for purposes of the Participating Party being able to exercise its rights under this Section 16.14 and for no other purposes), then, in lieu of the Participating Party exercising such termination right pursuant to Section 16.5, the Participating Party may elect to enter into a new agreement using the form of this agreement with the relevant provisions for the Co-Funding Product (which election shall be made in writing by the Participating Party no later than thirty (30) days of such determination thereof); provided, however, that if the Participating Party so elects to enter into a new agreement, then with respect to such Co-Funding Target for which the Lead Party has materially breached this Agreement and for all CPs that are Directed to such Co-Funding Target, such Co-Funding Target and such CPs Directed thereto shall become upon written notice delivered to such breaching Lead Party, (i) in the case where Intellia is the breaching Lead Party, a Regeneron Co-Funding Target and Regeneron Co-Funding Products or (ii) in the case where Regeneron is the breaching Lead Party, Intellia Co-Funding Target and Intellia Co-Funding Products, as applicable, and it shall be treated as if the breaching Lead Party had terminated this Agreement pursuant to Section 16.3 and Section 16.11 or Section 16.8(a) (as applicable) shall apply mutatis mutandis and the Participating Party making such election to so enter into a new agreement shall from and after such date be the Lead Party and the breaching Lead Party shall thereafter be the Participating Party with respect to such Co-Funding Target and all CPs Directed to such Co-Funding Target. In connection with such changing roles of the Lead Party and Participating Party in the new agreement, the Parties agree that over a reasonable period of time, not to exceed [***] months to transfer all rights, obligations, commitments and operations between the Parties to reflect the change in the Lead Party. The former Lead Party shall, as promptly as reasonably practicable, transfer all Patent prosecution and maintenance responsibilities for Co-Funding Product Inventions to the former Participating Party, including transferring all files related to the prosecution and maintenance of such Patents to the former Participating Party and at the request of the former Participating Party, make appropriate personnel available to the former Participating Party to answer such reasonable questions as the former Participating Party may have in connection with the prosecution and maintenance of such Patents. In connection with such transfer, either Party may request that the other Party enter into a transition services agreement or other like agreement to effect such transfer. Within ninety (90) days after receiving such request, the Parties will use Commercially Reasonable Efforts to enter into such agreement to effect such transfer on commercially reasonable terms, including, if requested by the former Participating Party, and to the extent the former Lead Party is Manufacturing the Co-Funding Product at the time of changing of the roles of the Parties,

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requiring the former Lead Party to use Commercially Reasonable efforts to perform a manufacturing technology transfer to the former Participating Party and providing that the former Participating Party will pay the former Lead Party for the former Lead Party’s fully-burdened FTEs and Out-of-Pocket Costs associated with performing a manufacturing technology transfer.

(b)    Solely if clause (a) above applies, the Participating Party making such election to continue in accordance therewith shall not be entitled to seek any monetary damages against the breaching Lead Party under a breach of contract or other claim to the extent that such damages arise from or are a result of the material breach giving rise to such Participating Party’s termination right (provided that, for clarity, such Participating Party shall still be entitled to bring an indemnification claim pursuant to Section 14.1 or seek equitable remedies).

16.14    Change of Control of the Participating Party. In the event of a Change of Control of the Participating Party during the Term, the Participating Party shall deliver to the Lead Party written notice of the closing of such transaction within ten (10) days following such closing. If, as of the closing of such Change of Control of the Participating Party, the Lead Party or any of its Affiliates is in litigation that is material to the Lead Party or its Affiliate, or has initiated or received notice of a claim, action, suit, or proceeding, or has sent or received a demand letter, that is reasonably likely to result in litigation that is material to the Lead Party or its Affiliate, with the Third Party or its Affiliate (other than a Party or a Party’s Affiliates immediately prior to the closing of such Change of Control) involved in such Change of Control of the Participating Party (the “Subject Litigation”), then [***]:

[***].

For clarity, if, as of the closing of such Change of Control of the Participating Party, there is no [***].

16.15    Survival of Obligations. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination. Except for the following provisions (which shall survive expiration or termination of this Agreement), upon expiration or termination of this Agreement, the rights granted to the Parties hereunder and obligations of the Parties hereunder shall terminate, and this Agreement shall cease to be of further force or effect: (I) Section 2.2(a), Section 2.2(b), Sections 5.3 and 5.4 (until the Development and Commercialization of the Co-Funding Products have been transferred to the Party that will continue to be responsible for such Development and Commercialization after termination of this Agreement), Section 7.1, Section 7.2(a), Section 7.2(c), Section 7.6 (for the period set forth therein), Section 7.7, Section 7.12(a) (only with respect to the incorporation of Section 7.12 of the Collaboration Agreement), Section 9.4 and Section 9.6 (with respect to the final Quarter of the Term), Section 9.8, Section 9.9, Section 9.10, Section 9.11, Section 10.1, Section 13.1, Section 13.2, Section 13.3, [Section 16.8, Section 16.9,

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Section 16.10, Section 16.11, Section 16.12,]4 Section 16.15, and Section 16.16; (II) Sections 10.2, 10.3, 10.4, 10.6, 10.7, 10.8, and 10.9 solely with respect to Intellectual Property covered by this Agreement that is jointly owned by the Parties pursuant to the terms of this Agreement; and (III) Article 1 (to the extent necessary to give effect to the other surviving provisions), Article 11, Article 14, Article 15, and Article 17. In addition, the other applicable provisions of Article 9 will survive such expiration or termination of this Agreement to the extent required to make final reimbursements, reconciliations or other payments incurred or accrued prior to the date of termination or expiration or after such termination or expiration with respect to Section 16.7 (including any milestone payments and royalties that become due as a result of Section 16.7(i)). For any surviving provisions requiring action or decision by a Committee or an Executive Officer, each Party will appoint representatives to act as its Committee members or Executive Officer, as applicable.

16.16    Return of Confidential Information. Confidential Information disclosed by the Disclosing Party, including permitted copies, shall remain the property of the Disclosing Party. Upon the expiration or termination of this Agreement, and [***], the Receiving Party shall promptly return to the Disclosing Party or, at the Disclosing Party’s request, destroy, all documents or other tangible materials representing the Disclosing Party’s Confidential Information (or any designated portion thereof) pertaining to the expired or terminated subject matter and, if expressly requested in writing by the Disclosing Party, provide the Disclosing Party with written certification of such destruction within [***] days; provided, that one (1) copy may be maintained in the confidential files of the Receiving Party for the purpose of complying with the terms of this Agreement; further provided that the Receiving Party may retain the Disclosing Party’s Confidential Information that is necessary or useful for the practice of any license from the Disclosing Party to the Receiving Party that survives expiration or termination, as applicable. [***].

ARTICLE 17

MISCELLANEOUS

17.1    Governing Law; Dispute Resolution; Submission to Jurisdiction. Section 17.1 of the Collaboration Agreement is hereby incorporated by reference into this Agreement, except that the reference in Section 17.1(b) of the Collaboration Agreement to Section 16.9 shall be deemed to refer to Section 16.14 of this Agreement. For clarity, Section 17.1(b) of the Collaboration Agreement shall apply to unresolved Financial Disputes.

17.2    Waiver. Section 17.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.3    Notices. Section 17.3 (including Schedule 17.3) of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

[4]	NTD: To be updated in each Co-Co Agreement, as applicable.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.4    Entire Agreement. The first sentence of Section 17.4 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.5    Amendments. Section 17.5 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.6    Interpretation. Section 17.6 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.7    Construction. Section 17.7 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.8    Severability. Section 17.8 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.9    Assignment. Section 17.9 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.10    Successors and Assigns. Section 17.10 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.11    Counterparts. Section 17.11 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.12    Third Party Beneficiaries. Section 17.12 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.13    Relationship of the Parties. Section 17.13 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.14    Limitation of Damages. Section 17.14 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.15    Injunctive or Other Equity Relief. Section 17.15 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

17.16    Non-Exclusive Remedies. Section 17.16 of the Collaboration Agreement is hereby incorporated by reference into this Agreement.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Regeneron and Intellia have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

REGENERON PHARMACEUTICALS, INC.

By
Name:
Title:

INTELLIA THERAPEUTICS, INC.

By
Name:
Title:

[Signature Page to [                    ] Co-Development and Co-Promotion Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule 1.18

Co-Funding Target

Schedule 1.18

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Schedule 1.102

Manufacturing Cost

Manufacturing Cost as used in this Agreement shall be determined as provided in this Schedule 1.102.

“Manufacturing Cost” means the [***].

(a)	“Direct Costs” equals the sum of the following:

(i)	[***].

(ii)	[***].

(iii)	[***].

(iv)	[***].

(v)	[***].

(b)	“Indirect Costs” equals the sum of the following:

(i)	[***].

(ii)	[***].

[***].

Schedule 1.102

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Schedule 9.2

Aggregate [***] True-Up

General Provisions:

[***]

At the end of each applicable [***], with respect to any Co-Funding Product, the Lead Party will calculate the [***] Development True-Up and/or [***] Profit True-Up (each, as defined below) for such Co-Funding Product pursuant to Section 9.2 and Section 9.4 which are the net payment(s) that each Party shall be required to make to the other Party as described in this Schedule 9.2.

The “Aggregate [***] True-Up” is the sum of (i) the [***] Development True-Up for Co-Funding Product A, (ii) the [***] True-Up for Co-Funding Product B, (iii) the [***] True-Up for Co-Funding Product A, and (iv) the [***] Profit True-Up for Co-Funding Product B. For the purposes of this example, the Aggregate [***] True-Up assumed that there were two Co-Funding Products Directed to a Co-Funding Target. For Clarity, the Aggregate [***] True-Up will include a Quarterly Development True-Up and a Quarterly Profit True-Up for each Co-Funding Product. In the event that under and in accordance with the terms of a supply agreement between the Parties, a Participating Party has incurred Commercial Supply Costs for a Co-Funding Product, the Participating Party will be reimbursed for such costs outside of this Quarterly True-Up and in accordance with the terms of a supply agreement between the Parties for such Co-Funding Product.

In the event that the Aggregate [***] True-Up is an amount greater than zero, such amount shall be payable by the Participating Party to the Lead Party. If the amount of the Aggregate [***] True-up is less than zero, then the absolute value of such amount will be payable by the Lead Party to Participating Party. Any payment due to a Party shall be made in accordance with the terms set forth in Article 9.

Definitions:

As used in this Agreement, the following terms shall have the following meanings:

“Total Development Costs” means the aggregate of Development Costs incurred by both Regeneron and Intellia for a Co-Funding Product.

“[***] Development True-Up” means, in the event that there are Total Development Costs for a Co-Funding Product for a [***], the Development Costs incurred by the Lead Party for a Co-Funding Product minus the product of (i) Total Development Costs and (ii) the applicable Lead Party Co-Funding Percentage for such Quarter.

Schedule 9.2

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“Profits” in a [***] means for a particular Co-Funding Product the Co-Funding Product Net Sales recorded by the Lead Party worldwide in the Quarter less the sum of (a) Cost of Goods incurred by the Lead Party world-wide in the Quarter, (b) Shared Commercial Expenses incurred by both Parties in the [***], and (c) Other Shared Expenses incurred by both Parties in the [***].

“Lead Party [***] Expenses” is the sum of the amounts in (a), (b) and (c) in the definition of Profits that are incurred by the Lead Party in a [***] for a Co-Funding Product.

“Participating Party [***] Expenses” shall be the sum of the amounts in (a), (b) and (c) in the definition of Profits that are incurred by the Participating Party in a [***] for a Co-Funding Product.

“Profit Split” for a Co-Funding Product means the product of (i) Profits in a [***] worldwide, (ii) the Participating Party Co-Funding Percentage, and (iii) -1.

“[***] Profit True-Up” for a Co-Funding Product means (i) the Profit Split minus (ii) Participating Party Quarterly Expenses.

Examples

In all of the examples below, it is assumed that the Participating Party Co-Funding Percentage is [***] for a given Co-Funding Product:

•	[***] Development True-Up for Co-Funding Product A Example:

	Aggregate		Lead Party		Participating Party
Development Costs	[***	]	[***	]	[***	]

Total Development Costs	[***	]

[***] Development True-Up = [***]

[***]

In this example, [***] would be included in the Aggregate [***] True-Up for Co-Funding Product A.

Schedule 9.2

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•	[***] Development True-Up for Co-Funding Product B Example:

	Aggregate		Lead Party		Participating Party
Development Costs	[***	]	[***	]	[***	]

Total Development Costs	[***	]

[***] Development True-Up = [***]

[***]

In this example, [***] would be included in the Aggregate [***] True-Up for Co-Funding Product B.

•	[***] Profit True-Up Examples:

•	Co-Funding Product A: Calculation of the Profit Split in a Quarter:

	Aggregate		Lead Party		Participating Party
Co-Funding Product Net Sales	[***	]	[***	]

(-) Cost of Goods Sold	[***	]	[***	]

(-) Shared Commercial Expenses	[***	]	[***	]	[***	]

(-) Other Shared Expenses	[***	]	[***	]	[***	]

Profits	[***	]

Profit Split = [***].

[***] Profit True-Up = [***]
[***]

In this example, [***] would be included in the Aggregate [***] True-Up for Co-Funding Product A.

Schedule 9.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•	Co-Funding Product B Example: Calculation of the Profit Split in a Quarter in which there are no Co-Funding Product Net Sales:

	Aggregate		Lead Party		Participating Party
Co-Funding Product Net Sales	[***	]	[***	]	[***	]

(-) Cost of Goods Sold	[***	]	[***	]	[***	]

(-) Shared Commercial Expenses	[***	]	[***	]	[***	]

(-) Other Shared Expenses	[***	]	[***	]	[***	]

Profits	[***	]

Profit Split = [***].

Quarterly Profit True-Up = [***]
[***]

In this example, [***] would be included in the Aggregate [***] True-Up for Co-Funding Product B.

•	Aggregate [***] True-Up Example:

[***] Development True-Up for Co-Funding Product A	[***]
[***] Development True-Up for Co-Funding Product B	[***]
[***] Profit True-Up for Co-Funding Product A	[***]
[***] Profit True-Up for Co-Funding Product B [***]	[***]

Aggregate [***] True-Up	[***]

In this example, [***] would be payable by the Lead Party to the Participating Party in accordance with the terms of Article 9 and this Schedule 9.2.

Combination Products.

In the event a Co-Funding Product is a Combination Product [***].

In the event a Co-Funding Product is a Combination Product [***].

Schedule 9.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 1

Provisions Specific to Categories of Products

This Annex is divided into four (4) sub-annexes. The Sections set forth in sub-annex (A), (B), (C) or (D) shall be inserted into the corresponding Sections of this Agreement prior to execution for the applicable Co-Funding Target, depending on whether the Co-Funding Target is:

(A) Regeneron Co-Funding Target where a Regeneron Target is the Co-Funding Target;

(B) Regeneron Co-Funding Target where an Intellia Liver Target is the Co-Funding Target;

(C) Intellia Co-Funding Target; or

(D) TTR.

For clarity, for each Co-Funding Target, only one of the four (4) above sub-annexes shall apply.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUB-ANNEX 1(A):

Regeneron Co-Funding Target where a Regeneron Target is the Co-Funding Target

1.17 “Co-Funding Product” shall mean each Regeneron Co-Funding Product that is Directed to the Co-Funding Target.

1.27 “Converted CFP Inventions” means the Co-Funding Product Inventions which become Other Co-Funding Product Inventions by operation of Section 10.1(a)(iii) upon termination of this Agreement.

1.38

4.     [Intentionally Omitted]

1.44 “Exercised Option” shall mean the Intellia Option, exercised by Intellia under Section 5.2(c) of the Collaboration Agreement, in accordance with the Collaboration Agreement, for the Target set forth on Schedule 1.44 of this Agreement.

1.89 “IP Term” shall mean that period, during the Term, commencing on the Effective Date and continuing for [***] to such Co-Funding Target.

1.94 “Lead Party” shall mean Regeneron.

1.115 “Participating Party” shall mean Intellia.

2.2(b)    There are instances where certain provisions of this Agreement only apply to Regeneron Co-Funding Products and not to Intellia Co-Funding Products and where such provisions were already set forth in the Collaboration Agreement with respect to Regeneron Products. In such cases, this Agreement incorporates by reference the applicable terms of the Collaboration Agreement, except that references to Regeneron Products in the applicable terms of the Collaboration Agreement shall be deemed to refer to Regeneron Co-Funding Products and references to the Collaboration Agreement in the applicable terms of the Collaboration Agreement shall be deemed to refer to this Agreement.

2.4(b)(viii)    [Intentionally Omitted]

2.9    [Intentionally Omitted]

3.1    Development of Co-Funding Products. Subject to the terms of this Agreement, the Lead Party shall undertake, and in accordance with Section 3.2 with respect to a Regeneron Co-Funding Product, the Parties shall jointly undertake Development activities with respect to Co-Funding Products unless otherwise mutually agreed to in the Global Development Plan, and such Development activities shall be under the general direction and oversight of the JDC and JSC. [***]. Except as set forth in Section 3.2 with respect to a Regeneron Co-Funding Product

SUB-ANNEX 1 (A) — 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or otherwise agreed to by the Parties in writing or explicitly set forth in this Agreement, the JSC will assign responsibility for conducting all Development activities for a Co-Funding Product to the Lead Party. For clarity, with respect to a given Regeneron Product that constitutes a Co-Funding Product under this Agreement, the diligence obligations of Regeneron to develop and commercialize such Regeneron Product in Sections 4.4(d) and 6.1(a) of the Collaboration Agreement shall be superseded (from and after the Effective Date of this Agreement) by Regeneron’s diligence obligations as a Lead Party for such Co-Funding Product under this Agreement, [***].

3.2    Existing Product R&D Programs and Associated Product R&D Plans.

(a)    With respect to a Co-Funding Product that constituted a Regeneron Product immediately prior the Effective Date of this Agreement, if a Product R&D Program and an associated Product R&D Plan existed immediately prior to Option Exercise Date for a Regeneron Product that becomes a Regeneron Co-Funding Product on account of Intellia’s exercise of the Exercised Option, to the extent applicable, such Product R&D Program and associated Product R&D Plan shall be incorporated and made a part of the Global Development Plan for the relevant Regeneron Co-Funding Product and Section 4.3(b), 4.4(a), 4.4(d), 4.4(e) and 4.6(b) of the Collaboration Agreement are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). [***].

(b)    The Participating Party may terminate this Agreement with respect to the Co-Funding Target and all Co-Funding Products Directed to such Co-Funding Target any time within three (3) months after the Effective Date. In such three (3) month period, the Participating Party shall have the right to review the Global Development Plan and Global Development Budget prepared pursuant to Sections 3.6 and 3.7, and may terminate this Agreement in accordance with Section 16.4(a)(ii). Upon such termination, the Regeneron Option exercised in conjunction with this Agreement shall no longer constitute one of the Regeneron Options exercised by Regeneron under Section 5.1 of the Collaboration Agreement. For clarity, each Party shall be responsible for the costs incurred under this Agreement through the date of termination in accordance with their respective Co-Funding Percentages.

3.3    [Intentionally Omitted]

3.4    [Intentionally Omitted]

3.5    [Intentionally Omitted]

3.6(b)    [Intentionally Omitted]

3.8    Intellia Technical Support Related to the Development of Regeneron Co-Funding Products. With respect to Regeneron Co-Funding Products, Section 6.1(b) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). Costs incurred by Intellia in the conduct of activities conducted pursuant to this Section 3.8 shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses.

SUB-ANNEX 1 (A) — 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.1(b)(ii)    Regeneron shall be responsible for all communications with Regulatory Authorities in connection with Regeneron Co-Funding Products, with Intellia’s support and input (which may include preparation by Intellia of [***]), which support and input shall be provided by Intellia upon reasonable request by Regeneron; provided, that, in connection with such support prior to commencing such support, [***]. Costs incurred by Intellia in the conduct of the assistance contemplated by the previous sentence shall constitute Development Costs and shall be shared by the Parties in accordance with their respective Co-Funding Percentages.

5.1(c)    [Intentionally Omitted]

6.3     [Intentionally Omitted]

6.4    In the event that either (a) the use, practice or exercise by Regeneron (or any of its Affiliates or sublicensees) of any Intellia Intellectual Property in accordance with the licenses expressly granted to Regeneron in accordance with this Agreement or (b) the research, development, making, having made, use, sale, offering for sale, or import by Regeneron (or any of its Affiliates or sublicensees) of a Regeneron Co-Funding Product [***] for use in the Field, pursuant to, and in accordance with, this Agreement, would infringe or misappropriate any Patent Right which is first Controlled by Intellia or its Affiliates after the IP Term and which is not covered by the license grant in Section 6.1, Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, royalty-free, worldwide, sublicensable in multiple tiers (in accordance with Section 7.2(c) license under such Patent Right solely as necessary to (i) use, practice and exercise the Intellia Intellectual Property in accordance with the licenses expressly granted to Regeneron in accordance with this Agreement and (ii) research, develop, make, have made, use, sale, offer for sale, and import Regeneron Co-Funding Products for use in the Field in accordance with this Agreement, and solely for such purpose. The foregoing license under this Section 6.4 shall automatically terminate on a Regeneron Co-Funding Target-by-Regeneron Co-Funding Target basis (and with respect to all Regeneron Co-Funding Products Directed to such Co-Funding Target) simultaneous with the termination of the license under Section 6.1 with respect to such Regeneron Co-Funding Product. [***].

7.2(c)(ii)    [***].

7.3(d)      [***].

7.4(b)    With respect to the Regeneron Co-Funding Products, the second sentence of Section 7.4(a) and Section 7.4(b) of the Collaboration Agreement are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) and any payments made by Regeneron in accordance Section 7.4(a) of the Collaboration Agreement shall be considered Third Party License Payments and shall be treated in accordance with Section 7.5.

SUB-ANNEX 1 (A) — 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.11    Ongoing Technology Update and Transfer Obligations. With respect to the Co-Funding Products, Section 7.11 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). Costs incurred by Intellia in the performance of activities conducted pursuant to clause (c) of Section 7.11 of the Collaboration Agreement shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses.

7.12    [Intentionally Omitted]

8.1    Non-GMP Manufacture of Co-Funding Products. With respect to the Regeneron Co-Funding Products, Section 8.1 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

8.2    Section 8.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). [***].

8.3(b)    With respect to a Regeneron Co-Funding Product, the second and third sentences of Section 8.3 of the Collaboration Agreement are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

8.4    Manufacturing Process Technology Transfer. With respect to the Regeneron Co-Funding Products, [***].

9.1    Reimbursement for Past Expenses. Within [***] after the Effective Date of this Agreement, the Party that exercised the Exercised Option, as applicable, shall pay to the other Party an amount equal to [***].

9.13    Effect of Amendment of the UC Technology License. [***].

9.14    Treatment of Certain Payments for Sharing of Profits and Development Costs for Regeneron Co-Funding Products. With respect to Regeneron Co-Funding Products [***].

10.12(b)    In the event that Regeneron is not fully able to enjoy any rights granted Regeneron under this Article 10 as a result of the provisions of this Section 10.12, then Intellia shall use diligent efforts to afford and allow Regeneron to exercise and enjoy such rights to the maximum extent possible under the applicable Third Party agreement (but Intellia shall not be required to amend or otherwise modify any such agreement, or make any payments to such Third Party), [***].

12.2    Additional Representations, Warranties and Covenants of the Parties.

(a)    [Intentionally Omitted]

(b)

SUB-ANNEX 1 (A) — 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)    Except as set forth on Schedule 12.2(b)(i), Regeneron additionally hereby represents and warrants to Intellia, as modified by any exceptions to such representations and warranties applied mutatis mutandis to the subject matter of the Intellia Option as set forth in the Option Package for the Co-Funding Target and Co-Funding Products, that as of the Option Exercise Date:

(1)    There are no claims, judgments or settlements against or owed by Regeneron (or any of its Affiliates) and no pending or, to Regeneron’s knowledge, threatened (in writing) claims or litigation, in each case, to which Regeneron (or its Affiliates,) is a party or threatened (in writing) party relating to the Regeneron Contributed IP or otherwise challenging Regeneron’s ownership or control of the Regeneron Contributed IP, in each case, with respect to the foregoing, solely with respect to the Co-Funding Products (such Regeneron Contributed IP, the “CFP Regeneron Contributed IP”);

(2)    Schedule 12.2(b)(i)(2)(A) sets forth a true, correct and complete list of Patent Rights within the CFP Regeneron Contributed IP existing as of the Option Exercise Date, in each case, with respect to the foregoing, solely with respect to the Co-Funding Products (the “CFP Regeneron Patent Rights”). To the knowledge of the individuals listed on Schedule 12.2(b)(i)(2)(B) (without any duty to inquire), the CFP Regeneron Patent Rights exist and are not invalid or unenforceable, in whole or in part;

(3)    Regeneron solely owns all CFP Regeneron Contributed IP; and Regeneron Controls all of the CFP Regeneron Patent Rights;

(4)    Schedule 12.2(b)(i)(4) sets forth a true, correct and complete list of all agreements pursuant to which Regeneron has in-licensed, or otherwise obtained rights to, CFP Regeneron Contributed IP (the “Regeneron Agreements”);

(5)    Regeneron is not aware of any claim made in writing against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of the CFP Regeneron Patent Rights;

(6)    Neither Regeneron nor any of its Affiliates is or has been a party to any agreement with the U.S. federal government or an agency thereof pursuant to which the U.S. federal government or such agency provided funding for the development of the CFP Regeneron Contributed IP;

(7)    Neither Regeneron nor any of its Affiliates has received any written notification from a Third Party that the use of any CFP Regeneron Contributed IP infringes or misappropriates the Patent Rights or Know-How owned or controlled by such Third Party;

SUB-ANNEX 1 (A) — 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(8)    The CFP Regeneron Contributed IP is not subject to any liens or encumbrances or other grants in favor of any Third Party that conflicts with the rights or licenses granted to Intellia under this Agreement;

(9)    To the knowledge of the individuals listed on Schedule 12.2(b)(i)(9) [***], the conception, discovery, development or reduction to practice of CFP Regeneron Contributed IP has not constituted or involved misappropriation of Intellectual Property or rights of any Person; and

(10)    Regeneron has a right and license to use the Patent Rights that are licensed to Regeneron (directly or indirectly) under each of the Regeneron Agreements on a worldwide basis, and Regeneron is granting a sublicense to such Patent Rights to Intellia for use on a worldwide basis, in each case, with respect to the foregoing, solely with respect to the Co-Funding Products.

(ii)    With respect to each of the Regeneron Agreements (as may be amended from time to time), Regeneron hereby represents and warrants as of the Effective Date, and covenants during the Term, to Intellia that:

(1)    Sections 12.4(a)(i) and (ii) of the Collaboration Agreement (as applied mutatis mutandis) are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), in each case, with respect to the foregoing, solely with respect to the Co-Funding Products; and

(2)    Regeneron shall fulfill all of its material obligations, including its payment obligations, under the Regeneron Agreements, with respect to the Co-Funding Products.

12.3(d)     Covenants.

(i)    With respect to the Regeneron Co-Funding Products under this Agreement, [***].

(ii)    Section 12.4 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

SUB-ANNEX 1 (A) — 6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUB-ANNEX 1(B):

Regeneron Co-Funding Target where an Intellia Liver Target is the Co-Funding Target

1.17    “Co-Funding Product” shall mean each Regeneron Co-Funding Product that is Directed to the Co-Funding Target.

1.27    “Converted CFP Inventions” means the Co-Funding Product Inventions which become Other Co-Funding Product Inventions by operation of Section 10.1(a)(iii) upon termination of this Agreement.

1.38

4.    [Intentionally Omitted]

1.44    “Exercised Option” shall mean the Regeneron Option exercised by Regeneron under Section 5.1(e) of the Collaboration Agreement, in each case, in accordance with the Collaboration Agreement, for the Target set forth on Schedule 1.44 of this Agreement.

1.89    “IP Term” shall mean that period, during the Term, commencing on the Effective Date and continuing for [***] such Co-Funding Target.

1.94    “Lead Party” shall mean Regeneron.

1.115    “Participating Party” shall mean Intellia.

2.2(b)    There are instances where certain provisions of this Agreement only apply to Regeneron Co-Funding Products and not to Intellia Co-Funding Products and where such provisions were already set forth in the Collaboration Agreement with respect to Regeneron Products. In such cases, this Agreement incorporates by reference the applicable terms of the Collaboration Agreement, except that references to Regeneron Products in the applicable terms of the Collaboration Agreement shall be deemed to refer to Regeneron Co-Funding Products and references to the Collaboration Agreement in the applicable terms of the Collaboration Agreement shall be deemed to refer to this Agreement.

2.4(b)(viii)    [Intentionally Omitted]

2.9    [Intentionally Omitted]

3.1    Development of Co-Funding Products. Subject to the terms of this Agreement, the Lead Party shall undertake, and in accordance with Section 3.2 with respect to a Regeneron Co-Funding Product the Parties shall jointly undertake, Development activities with respect to Co-Funding Products unless otherwise mutually agreed to in the Global Development Plan, and such Development activities shall be under the general direction and oversight of the JDC and JSC. [***]. Except as set forth in Section 3.2 with respect to a Regeneron Co-Funding Product

SUB-ANNEX 1 (B) — 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or otherwise agreed to by the Parties in writing or explicitly set forth in this Agreement, the JSC will assign responsibility for conducting all Development activities for a Co-Funding Product to the Lead Party. For clarity, with respect to a given Regeneron Product that constitutes a Co-Funding Product under this Agreement, the diligence obligations of Regeneron to develop and commercialize such Regeneron Product in Sections 4.4(d) and 6.1(a) of the Collaboration Agreement shall be superseded (from and after the Effective Date of this Agreement) by Regeneron’s diligence obligations as a Lead Party for such Co-Funding Product under this Agreement, [***].

3.2    Existing Product R&D Programs and Associated Product R&D Plans.

(a)    [Intentionally Omitted]

(b)    The Participating Party may terminate this Agreement with respect to the Co-Funding Target and all Co-Funding Products Directed to such Co-Funding Target any time within three (3) months after the Effective Date. In such three (3) month period, the Participating Party shall have the right to review the Global Development Plan and Global Development Budget prepared pursuant to Sections 3.6 and 3.7, and may terminate this Agreement in accordance with Section 16.4(a)(ii). Upon such termination, the Regeneron Option exercised in conjunction with this Agreement shall no longer constitute one of the Regeneron Options exercised by Regeneron under Section 5.1 of the Collaboration Agreement. For clarity, each Party shall be responsible for the costs incurred under this Agreement through the date of termination in accordance with their respective Co-Funding Percentages.

3.3    New Product R&D Programs and Associated Product R&D Plans. In the event Regeneron exercises the Exercised Option to an Intellia Liver Target and Regeneron is the Lead Party for such Target, upon Regeneron’s written request, Intellia shall perform certain activities for Regeneron under the Global Development Plan for such Regeneron Co-Funding Product, if Intellia has agreed to perform similar types of activities for Regeneron under a Product R&D Program and an associated Product R&D Plan for a Regeneron Product under the Collaboration Agreement (e.g., guide RNA and repair template design, optimization, and in vitro validation; in vitro functional assays; and development of non-viral systems for liver delivery; and the generation of CRISPR-Cas Materials and nanoparticle formulations for in-vivo proof of concept studies). [***].

3.4    Transition of Research and Development Activities for Regeneron Co-Funding Products that were formerly Intellia Liver Products. If the Co-Funding Target constitutes an Intellia Liver Target for which Regeneron is the Lead Party, Intellia shall, as promptly as reasonably practicable, [***]. The costs incurred by Intellia in the conduct of transition activities conducted pursuant to this Section 3.4 in accordance with the plan and cost estimate provided by Intellia pursuant to the previous sentence shall be treated as Development Costs and shared by the Parties in accordance with their respective Co-Funding Percentages.

SUB-ANNEX 1 (B) — 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.5    Transition of Patent Prosecution Responsibilities. After Regeneron’s exercise of the Exercised Option for an Intellia Liver Product Directed to an Intellia Liver Target for which Regeneron is designated as the Lead Party, Intellia shall, as promptly as reasonably practicable, transfer all Patent prosecution and maintenance responsibilities for Intellia Liver Product Inventions to Regeneron, including transferring all files related to the prosecution and maintenance of such Patents to Regeneron and at the request of Regeneron, make appropriate personnel available to Regeneron to answer such reasonable questions as Regeneron may have in connection with the prosecution and maintenance of such Patents.

3.6(b)    [Intentionally Omitted]

3.8    Intellia Technical Support Related to the Development of Regeneron Co-Funding Products. With respect to Regeneron Co-Funding Products, Section 6.1(b) of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). Costs incurred by Intellia in the conduct of activities conducted pursuant to this Section 3.8 shared by the Parties in accordance with their respective Co-Funding Percentages and shall be treated as Other Shared Expenses.

5.1(b)(ii) Regeneron shall be responsible for all communications with Regulatory Authorities in connection with Regeneron Co-Funding Products, with Intellia’s support and input (which may include preparation by Intellia of [***]), which support and input shall be provided by Intellia upon reasonable request by Regeneron; provided that, in connection with such support prior to commencing such support, [***]. Costs incurred by Intellia in the conduct of the assistance contemplated by the previous sentence shall constitute Development Costs and shall be shared by the Parties in accordance with their respective Co-Funding Percentages.

5.1(c)    With respect to Regeneron Co-Funding Products that were formerly Intellia Liver Products, Intellia shall license, transfer, provide a letter of reference with respect to, or take other action necessary to make available the relevant Registration Filings and Approvals to and for the benefit of Regeneron, or otherwise to allow Regeneron to Develop and Commercialize Regeneron Co-Funding Products as set forth in this Agreement.

6.3     [Intentionally Omitted]

6.4    In the event that either (a) the use, practice or exercise by Regeneron (or any of its Affiliates or sublicensees) of any Intellia Intellectual Property in accordance with the licenses expressly granted to Regeneron in accordance with this Agreement or (b) the research, development, making, having made, use, sale, offering for sale, or import by Regeneron (or any of its Affiliates or sublicensees) of a Regeneron Co-Funding Product [***] for use in the Field, pursuant to, and in accordance with, this Agreement, would infringe or misappropriate any Patent Right which is first Controlled by Intellia or its Affiliates after the IP Term and which is not covered by the license grant in Section 6.1, Intellia shall grant, and hereby grants, to Regeneron a non-exclusive, royalty-free, worldwide, sublicensable in multiple tiers (in accordance with Section 7.2(c)) license under such Patent Right solely as necessary to (i) use,

SUB-ANNEX 1 (B) — 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

practice and exercise the Intellia Intellectual Property in accordance with the licenses expressly granted to Regeneron in accordance with this Agreement and (ii) research, develop, make, have made, use, sale, offer for sale, and import Regeneron Co-Funding Products for use in the Field in accordance with this Agreement, and solely for such purpose. The foregoing license under this Section 6.4 shall automatically terminate on a Regeneron Co-Funding Target-by-Regeneron Co-Funding Target basis (and with respect to all Regeneron Co-Funding Products Directed to such Co-Funding Target) simultaneous with the termination of the license under Section 6.1 with respect to such Regeneron Co-Funding Product. [***].

7.2(c)(ii)    [***].

7.3(d)      [***].

7.4(b)    With respect to Regeneron Co-Funding Products, the second sentence of Section 7.4(a) and Section 7.4(b) of the Collaboration Agreement are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) and any payments made by Regeneron in accordance Section 7.4(a) of the Collaboration Agreement shall be considered Third Party License Payments.

7.11    Ongoing Technology Update and Transfer Obligations. With respect to Regeneron Co-Funding Products, Section 7.11 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b). Costs incurred by Intellia in the performance of activities conducted pursuant to clause (c) of Section 7.11 of the Collaboration Agreement shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses.

7.12    [Intentionally Omitted]

8.1    Non-GMP Manufacture of Co-Funding Products. With respect to Regeneron Co-Funding Products, Section 8.1 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

8.2    With respect to a Regeneron Co-Funding Product that is Directed to a Co-Funding Target that was an Intellia Liver Target to which Regeneron exercised the Exercised Option (for which there is no Product R&D Program), Intellia shall manufacture (or have manufactured) the quantities of Co-Funding Products (including its components) that are necessary to perform the pre-clinical activities under the Global Development Plan and Section 8.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), except that the references to the Product R&D Program shall be deemed to refer to the Global Development Plan. [***].

8.3(b)    With respect to a Regeneron Co-Funding Product, the second and third sentences of Section 8.3 of the Collaboration Agreement are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b).

SUB-ANNEX 1 (B) — 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.4    Manufacturing Process Technology Transfer. With respect to Regeneron Co-Funding Products, [***].

9.1    Reimbursement for Past Expenses. Within [***] days after the Effective Date of this Agreement, the Party that exercised the Exercised Option, as applicable, shall pay to the other Party an amount equal to [***].

9.13    Effect of Amendment of the UC Technology License. [***]:

(a)    [***]; or

(b)    [***].

9.14    Treatment of Certain Payments for Sharing of Profits and Development Costs for Regeneron Co-Funding Products.

(a)    With respect to Regeneron Co-Funding Products, [***] the following amounts:

(i)     [***]; and

(ii)     [***].

(b)    [***].

10.12(b)    In the event that Regeneron is not fully able to enjoy any rights granted Regeneron under this Article 10 as a result of the provisions of this Section 10.11, then Intellia shall use diligent efforts to afford and allow Regeneron to exercise and enjoy such rights to the maximum extent possible under the applicable Third Party agreement (but Intellia shall not be required to amend or otherwise modify any such agreement, or make any payments to such Third Party), [***].

12.2    Additional Representations, Warranties and Covenants of the Parties.

(a)    Except as set forth on Schedule 12.2(a)(1), Intellia additionally hereby represents and warrants to Regeneron, as modified by any exceptions to such representations and warranties applied mutatis mutandis to the subject matter of the Regeneron Option as set forth in the Option Package for the Co-Funding Target and Co-Funding Products, that as of the Option Exercise Date:

(i)    There are no claims, judgments or settlements against or owed by Intellia (or any of its Affiliates) and no pending or, to Intellia’s knowledge, threatened (in writing) claims or litigation, in each case, to which Intellia (or its Affiliates, or, to its or their knowledge, any of the counterparties to the Option Exercise Intellia Existing Third Party Agreements) is a party or threatened (in writing) party relating to the Intellia Intellectual Property or otherwise challenging Intellia’s ownership or control of the Intellia Intellectual Property (such Intellia Intellectual Property, the “CFP Intellia IP”);

SUB-ANNEX 1 (B) — 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)    Schedule 12.2(a)(1)(ii)(A) sets forth a true, correct and complete list of Patent Rights within the CFP Intellia IP existing as of the Option Exercise Date, (the “CFP Intellia Patent Rights”). To the knowledge of the individuals listed on Schedule 12.2(a)(1)(ii)(B) [***], the CFP Intellia Patent Rights exist and are not invalid or unenforceable, in whole or in part;

(iii)    Intellia solely owns all CFP Intellia IP, except for such CFP Intellia IP that Intellia Controls pursuant to the Option Exercise Intellia Existing Third Party Agreements, and Intellia Controls all of the CFP Intellia Patent Rights;

(iv)    Schedule 12.2(a)(1)(iv) sets forth a true, correct and complete list of all agreements with Third Parties pursuant to which Intellia has in-licensed, or otherwise obtained rights to, any Intellectual Property related to activities hereunder, including CRISPR-Cas, Targets, delivery technologies and CPs (the “Option Exercise Intellia Existing Third Party Agreements”);

(v)    Intellia is not aware of any claim made in writing against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of the CFP Intellia Patent Rights;

(vi)    Neither Intellia nor any of its Affiliates is or has been a party to any agreement with the U.S. federal government or an agency thereof pursuant to which the U.S. federal government or such agency provided funding for the development of the CFP Intellia IP;

(vii)    Neither Intellia nor any of its Affiliates has received any written notification from a Third Party that the use of any CFP Intellia IP infringes or misappropriates the Patent Rights or Know-How owned or controlled by such Third Party;

(viii)    The CFP Intellia IP is not subject to any liens or encumbrances or other grants in favor of any Third Party that conflicts with the rights or licenses granted to Regeneron under this Agreement;

(ix)    To the knowledge of the individuals listed on Schedule 12.2(a)(1)(ix) (without any duty to inquire), the conception, discovery, development or reduction to practice of CFP Intellia IP has not constituted or involved misappropriation of Intellectual Property or rights of any Person; and

(x)    Intellia has a right and license to use the Patent Rights that are licensed to Intellia (directly or indirectly) under Option Exercise Intellia Existing Third Party Agreements on a worldwide basis, and Intellia is granting a sublicense to such Patent Rights to Regeneron for use on a worldwide basis, in each case, with respect to the foregoing, solely with respect to the Co-Funding Products hereunder;

SUB-ANNEX 1 (B) — 6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)    [Intentionally Omitted]

12.3(d)     Covenants.

(i)    With respect to the Regeneron Co-Funding Products under this Agreement, [***].

(ii)    Section 12.4 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), except that any references to the Intellia Existing Third Party Agreements shall be deemed to refer to the Option Exercise Intellia Existing Third Party Agreements.

SUB-ANNEX 1 (B) — 7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUB-ANNEX 1(C):

Intellia Co-Funding Target

1.17    “Co-Funding Product” shall mean each Intellia Co-Funding Product that is Directed to the Co-Funding Target.

1.27    [Intentionally Omitted]

1.38

4.	[Intentionally Omitted]

1.44    “Exercised Option” shall mean the Intellia Option exercised by Intellia under Section 5.2(c) of the Collaboration Agreement, in accordance with the Collaboration Agreement, for the Target set forth on Schedule 1.44 of this Agreement.

1.89    [Intentionally Omitted]

1.94    “Lead Party” shall mean Intellia.

1.115    “Participating Party” shall mean Regeneron.

2.2(b)    [Intentionally Omitted]

2.4(b)(viii)    [***];

2.9    [***].

3.1    Development of Co-Funding Products. Subject to the terms of this Agreement, the Lead Party shall undertake, Development activities with respect to Co-Funding Products unless otherwise mutually agreed to in the Global Development Plan, and such Development activities shall be under the general direction and oversight of the JDC and JSC. [***]. Except as otherwise agreed to by the Parties in writing or explicitly set forth in this Agreement, the JSC will assign responsibility for conducting all Development activities for a Co-Funding Product to the Lead Party.

3.2    Existing Product R&D Programs and Associated Product R&D Plans.

(a)    [Intentionally Omitted]

(b)    The Participating Party may terminate this Agreement with respect to the Co-Funding Target and all Co-Funding Products Directed to such Co-Funding Target any time within three (3) months after the Effective Date. In such three (3) month period, the Participating Party shall have the right to review the Global Development Plan and Global

SUB-ANNEX 1(C) — 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Development Budget prepared pursuant to Sections 3.6 and 3.7, and may terminate this Agreement in accordance with Section 16.4(a)(ii). Upon such termination, the Intellia Option exercised in conjunction with this Agreement shall no longer constitute one of the Intellia Options exercised by Intellia under Section 5.2 of the Collaboration Agreement. For clarity, each Party shall be responsible for the costs incurred under this Agreement through the date of termination in accordance with their respective Co-Funding Percentages.

3.3    [Intentionally Omitted]

3.4    [Intentionally Omitted]

3.5    [Intentionally Omitted]

3.6(b)    [Intentionally Omitted]

3.8    [Intentionally Omitted]

5.1(b)(ii)    [Intentionally Omitted]

5.1(c)    [Intentionally Omitted]

6.3    [***].

6.4    Subject to the terms and conditions of this Agreement (including Section 6.1 and Section 12.6), Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable through multiple tiers (in accordance with Section 7.2(c), provided that such sublicense shall not require the prior written consent of Regeneron), royalty-free and fully paid-up (subject to Section 7.12) license under Patents Rights and Know-How Controlled by Regeneron solely to the extent necessary (and with respect to any Patent Rights, on a claim-by-claim basis) to use, practice and otherwise exploit the applicable Regeneron Contributed Technology [***] for the research, development, making, having made, using, selling, offering for sale and importing of Intellia Co-Funding Products.

7.2(c)(ii)    [Intentionally Omitted].

7.3(d)    To the extent that any milestones or royalties under a New Intellia Platform License are attributable to one or more Co-Funding Products (as opposed to amounts attributable to other products or activities) [***].

7.4(b)    [Intentionally Omitted]

7.11    Ongoing Technology Update and Transfer Obligations. Without limiting the last sentence of Section 6.3, [***]. Costs incurred by Regeneron in the performance of activities conducted pursuant to clause (b)(ii) of this Section 7.11 shall be shared by the Parties in accordance with their respective Co-Funding Percentages and treated as Other Shared Expenses.

SUB-ANNEX 1(C) — 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.12    Regeneron Contributed IP. With respect to Co-Funding Products for which Intellia has a license to Regeneron Contributed IP pursuant to Section 6.3:

(a)    Section 7.12 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) and any payments made by Intellia to Regeneron in accordance with Section 7.12 of the Collaboration Agreement shall be considered Third Party License Payments hereunder and treated in accordance with Section 7.5 of this Agreement.

(b)    In the event that any Regeneron Contributed IP (or other Intellectual Property licensed by Regeneron to Intellia hereunder) [***] with respect to the Co-Funding Products hereunder, (1) Regeneron will provide prompt written notice thereof to Intellia, and (2) unless Regeneron is already undertaking such efforts for itself and Intellia, Regeneron will provide reasonable assistance to Intellia in Intellia’s efforts to obtain rights to such Intellectual Property Rights consistent with the rights (including scope) granted by Regeneron to Intellia under this Agreement pertaining to the Co-Funding Products hereunder.

8.1    Non-GMP Manufacture of Intellia Co-Funding Products. With respect to Intellia Co-Funding Products, Intellia will be responsible for the non-GMP Manufacture and supply of Intellia Co-Funding Products to support the research and pre-clinical development of Intellia Co-Funding Products.

8.2    Intellia shall manufacture (or have manufactured) the quantities of Co-Funding Products (including its components) that are necessary to perform the pre-clinical activities under the Global Development Plan and the first sentence of Section 8.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), except that the references to the Product R&D Program shall be deemed to refer to the Global Development Plan (or the Option Package for such Co-Funding Product prior to approval of such Global Development Plan). [***].

8.3(b)    [Intentionally Omitted]

8.4    [Intentionally Omitted]

9.1    Reimbursement for Past Expenses. Within [***] days after the Effective Date of this Agreement, Regeneron shall pay to Intellia an amount equal to [***].

9.13    Effect of Amendment of the UC Technology License. [***].

9.14    Treatment of Certain Payments for Sharing of Profits and Development Costs for Intellia Co-Funding Products.

(a)    With respect to Intellia Co-Funding Products, [***] the following amounts:

(i)     [***]; and

SUB-ANNEX 1(C) — 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)     [***].

(b)    [***].

10.12(b)    [Intentionally Omitted]

12.2    Additional Representations, Warranties and Covenants of the Parties.

(a)     (i) Except as set forth on Schedule 12.2(a)(i), Intellia additionally hereby represents and warrants to Regeneron, as modified by any exceptions to such representations and warranties applied mutatis mutandis to the subject matter of the Regeneron Option as set forth in the Option Package for the Co-Funding Target and Co-Funding Products, that as of the Option Exercise Date:

(1)    There are no claims, judgments or settlements against or owed by Intellia (or any of its Affiliates) and no pending or, to Intellia’s knowledge, threatened (in writing) claims or litigation, in each case, to which Intellia (or its Affiliates, or, to its or their knowledge, any of the counterparties to the Option Exercise Intellia Existing Third Party Agreements) is a party or threatened (in writing) party relating to the Intellia Intellectual Property or otherwise challenging Intellia’s ownership or control of the Intellia Intellectual Property (such Intellia Intellectual Property, the “CFP Intellia IP”);

(2)    Schedule 12.2(a)(i)(2)(A) sets forth a true, correct and complete list of Patent Rights within the CFP Intellia IP existing as of the Option Exercise Date, (the “CFP Intellia Patent Rights”). To the knowledge of the individuals listed on Schedule 12.2(a)(1)(ii)(B) [***], the CFP Intellia Patent Rights exist and are not invalid or unenforceable, in whole or in part;

(3)    Intellia solely owns all CFP Intellia IP, except for such CFP Intellia IP that Intellia Controls pursuant to the Option Exercise Intellia Existing Third Party Agreements; and Intellia Controls all of the CFP Intellia Patent Rights;

(4)    Schedule 12.2(a)(i)(4) sets forth a true, correct and complete list of all agreements with Third Parties pursuant to which Intellia has in-licensed, or otherwise obtained rights to, any Intellectual Property related to activities hereunder, including CRISPR-Cas, Targets, delivery technologies and CPs (the “Option Exercise Intellia Existing Third Party Agreements”);

(5)    Intellia is not aware of any claim made in writing against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of the CFP Intellia Patent Rights;

SUB-ANNEX 1(C) — 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(6)    Neither Intellia nor any of its Affiliates is or has been a party to any agreement with the U.S. federal government or an agency thereof pursuant to which the U.S. federal government or such agency provided funding for the development of the CFP Intellia IP;

(7)    Neither Intellia nor any of its Affiliates has received any written notification from a Third Party that the use of any CFP Intellia IP infringes or misappropriates the Patent Rights or Know-How owned or controlled by such Third Party;

(8)    The CFP Intellia IP is not subject to any liens or encumbrances or other grants in favor of any Third Party that conflicts with the rights or licenses granted to Regeneron under this Agreement;

(9)    To the knowledge of the individuals listed on Schedule 12.2(a)(i)(9) [***], the conception, discovery, development or reduction to practice of CFP Intellia IP has not constituted or involved misappropriation of Intellectual Property or rights of any Person; and

(10)    Intellia has a right and license to use the Patent Rights that are licensed to Intellia (directly or indirectly) under the Option Exercise Intellia Existing Third Party Agreements on a worldwide basis.

(ii)    With respect to the agreements set forth on Schedule 12.2(a)(1)(iv) (as may be amended from time to time (the “Intellia Agreements”), Intellia hereby represents and warrants as of the Effective Date, and covenants during the Term, to Regeneron that:

(1)    Sections 12.4(a)(i) and (ii) of the Collaboration Agreement (as applied mutatis mutandis) are hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), in each case, with respect to the foregoing, solely with respect to the Co-Funding Products except that any references to the Intellia Existing Third Party Agreements shall be deemed to refer to the Option Exercise Intellia Existing Third Party Agreements. [***]; and

(2)    Intellia shall fulfill all of its material obligations, including its payment obligations, under the Option Exercise Intellia Existing Third Party Agreements, with respect to the Co-Funding Products under this Agreement.

12.3(d)     [Intentionally Omitted]

SUB-ANNEX 1(C) — 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUB-ANNEX 1(D):

TTR

1.17    “Co-Funding Product” shall mean each Co-Funding Product that is Directed to the Initial Co/Co Target.

1.27    [Intentionally Omitted]

1.38

4.	[***].

1.44    “Exercised Option” shall mean the Regeneron Option exercised by Regeneron under Section 5.1(e) of the Collaboration Agreement in accordance with the Collaboration Agreement, for the Initial Co/Co Target, as such term is defined in the Collaboration Agreement.

1.89    [Intentionally Omitted]

1.94    “Lead Party” shall mean Intellia.

1.115    “Participating Party” shall mean Regeneron.

2.2(b)    [Intentionally Omitted]

2.4(b)(viii)    [***];

2.9    [***].

3.1    Development of Co-Funding Products. Subject to the terms of this Agreement, the Lead Party shall undertake, Development activities with respect to Co-Funding Products unless otherwise mutually agreed to in the Global Development Plan, and such Development activities shall be under the general direction and oversight of the JDC and JSC. [***]. Except as otherwise agreed to by the Parties in writing or explicitly set forth in this Agreement, the JSC will assign responsibility for conducting all Development activities for a Co-Funding Product to the Lead Party.

3.2    [Intentionally Omitted]

3.3    [Intentionally Omitted]

3.4    [Intentionally Omitted]

3.5    [Intentionally Omitted]

SUB-ANNEX 1(D) — 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.6(b)    Schedule 5.1(e)(iii) of the Collaboration Agreement shall be deemed to be the initial Global Development Plan for the Initial Co/Co Target until updated by Intellia and reviewed and approved by the JSC.

3.8    [Intentionally Omitted]

5.1(b)(ii)    [Intentionally Omitted]

5.1(c)    [Intentionally Omitted]

6.3    [***].

6.4    Subject to the terms and conditions of this Agreement (including Section 6.1 and Section 12.6), Regeneron shall grant, and hereby grants, to Intellia a non-exclusive, worldwide, sublicensable through multiple tiers (in accordance with Section 7.2(c)), provided that such sublicense shall not require the prior written consent of Regeneron), royalty-free and fully paid-up (subject to Section 7.12) license under Patents Rights and Know-How Controlled by Regeneron solely to the extent necessary (and with respect to any Patent Rights, on a claim-by-claim basis) to use, practice and otherwise exploit the applicable Regeneron Contributed Technology [***] for the research, development, making, having made, using, selling, offering for sale and importing of Intellia Co-Funding Products.

7.2(c)(ii)    [Intentionally Omitted].

7.3(d)     [***].

7.4(b)    [Intentionally Omitted]

7.11    Ongoing Technology Update and Transfer Obligations. Without limiting the last sentence of Section 6.3, [***]. Costs incurred by Regeneron in the performance of activities conducted pursuant to clause (b)(ii) of this Section 7.11 [***].

7.12    Regeneron Contributed IP. With respect to Co-Funding Products for which Intellia has a license to Regeneron Contributed IP pursuant to Section 6.3:

(a)    Section 7.12 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b) and [***].

(b)    In the event that any Regeneron Contributed IP (or other Intellectual Property licensed by Regeneron to Intellia hereunder) is [***] with respect to the Co-Funding Products hereunder, (1) Regeneron will provide prompt written notice thereof to Intellia, and (2) unless Regeneron is already undertaking such efforts for itself and Intellia, Regeneron will provide reasonable assistance to Intellia in Intellia’s efforts to obtain rights to such Intellectual Property Rights consistent with the rights (including scope) granted by Regeneron to Intellia under this Agreement pertaining to the Co-Funding Products hereunder.

SUB-ANNEX 1(D) — 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.1    Non-GMP Manufacture of Co-Funding Products. With respect to Intellia Co-Funding Products, Intellia will be responsible for the non-GMP Manufacture and supply of Intellia Co-Funding Products to support the research and pre-clinical development of Intellia Co-Funding Products.

8.2    Intellia shall manufacture (or have manufactured) the quantities of Co-Funding Products (including its components) that are necessary to perform the pre-clinical activities under the Global Development Plan and the first sentence of Section 8.2 of the Collaboration Agreement is hereby incorporated by reference into this Agreement in accordance with Section 2.2(b), except that the references to the Product R&D Program shall be deemed to refer to the Global Development Plan. [***].

8.3(b)    [Intentionally Omitted]

8.4    [Intentionally Omitted]

9.1    Reimbursement for Past Expenses. [***]. The Lead Party provided to the Participating Party invoices totaling [***] to be paid by the Participating Party [***].

9.13    Effect of Amendment of the UC Technology License. [***]. Payments under this Agreement, and as between the Parties [***].

9.14    Treatment of Certain Payments for Sharing of Profits and Development Costs for Co-Funding Products. With respect to Intellia Co-Funding Products, in the event that Intellia (or its Affiliate or sublicensee) is required to make any upfront, annual or other license fees, milestone or royalty payments to a Third Party as a result of a license (or other right) granted to Intellia (or its Affiliate or sublicensee) by such Third Party under such Third Party’s Intellectual Property or otherwise in connection with any settlement with such Third Party [***].

12.2    Additional Representations, Warranties and Covenants of the Parties.

(a)    [Intentionally Omitted]

(b)

(i)    With respect to the Intellia Co-Funding Products under this Agreement, [***].

(ii)    Intellia shall fulfill all of its material obligations, including its payment obligations, under the Intellia Existing Third Party Agreements, with respect to the Intellia Co-Funding Products under this Agreement.

12.3(d)    [Intentionally Omitted]

SUB-ANNEX 1(D) — 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUB-ANNEX 1(D) — 4